Registration No. 333-61642

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-14
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

      [_] Pre-Effective Amendment No.__ [_] Post-Effective Amendment No.__

                        (Check appropriate box or boxes)

                          DREYFUS FOUNDERS FUNDS, INC.
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               (Exact name of Registrant as Specified in Charter)

                                  (303) 394-4404
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                        (Area Code and Telephone Number)
                          Founders Asset Management LLC
           210 University Boulevard, Suite 800, Denver, Colorado 80206
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                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                     (Name and Address of Agent for Service)

                         Kenneth R. Christoffersen, Esq.
                          Founders Asset Management LLC
                       210 University Boulevard, Suite 800
                             Denver, Colorado 80206

                                    Copy to:

                             Clifford J. Alexander
                               Ndenisarya Meekins
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                              Washington, DC 20006


     Approximate Date of Proposal Public Offering: As soon as practicable after this Registration Statement is declared effective.

     It is proposed that this filing will become effective on April 9, 2007 pursuant to Rule 488.

     An indefinite number of Registrant's shares of common stock, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                          DREYFUS FOUNDERS FUNDS, INC.
                                    Form N-14
                              Cross Reference Sheet

FORM N-14                                                      PROSPECTUS/PROXY
ITEM NO.                                                       STATEMENT CAPTION
--------                                                       -----------------

PART A
------
Item 1.           Beginning of Registration Statement and    Cover Page
                  Outside Front Cover Page of Prospectus

Item 2.           Beginning and Outside Back Cover Page of   Cover Page
                  Prospectus

Item 3.           Synopsis Information and Risk Factors      Summary

Item 4.           Information About the Transaction          Letter to Shareholders; Questions and
                                                             Answers; Summary; Reasons for the
                                                             Reorganization; Information about the
                                                             Reorganization; Exhibit A: Plan of
                                                             Reorganization

Item 5.           Information About the Registrant           Letter to Shareholders; Summary;
                                                             Reasons for the Reorganization; Additional
                                                             Information about the Acquiring Fund
                                                             and the Fund; Exhibit B: Supplemental
                                                             Information

Item 6.           Information About the Company Being        Letter to Shareholders; Reasons for the
                  Acquired                                   Reorganization; Additional Information about
                                                             the Acquiring Fund and the Fund

Item 7.           Voting Information                         Letter to Shareholders; Cover Page;
                                                             Voting Information

Item 8.           Interest of Certain persons and Experts    Not Applicable

Item 9.           Additional Information Required for        Not Applicable
                  Reoffering by Persons Deemed to be
                  Underwriters
                                                             STATEMENT OF ADDITIONAL
PART B                                                       INFORMATION CAPTION
------                                                       -------------------

Item 10.          Cover Page                                 Cover Page

Item 11.          Table of Contents                          Not Applicable

Item 12.          Additional Information About the           Investment Objectives and Restrictions;
                  Registrant                                 Investment Strategies and Risks;
                                                             Directors and Officers; Investment Adviser,
                                                             Distributor and Other Service Providers;
                                                             Purchase of Shares; Distribution Plans and
                                                             Shareholder Services Plan; Redemption of Shares;
                                                             Shareholder Services; Other Services; Brokerage
                                                             Allocation; Capital Stock; Pricing of Shares;
                                                             Dividends Distributions, and Taxes; Yield and
                                                             Performance Information; Additional Information

Item 13.          Additional Information About the           Investment Objectives and Restrictions;
                  Company Being Acquired                     Investment Strategies and Risks;
                                                             Directors and Officers; Investment Adviser,
                                                             Distributor and Other Service Providers;
                                                             Purchase of Shares; Distribution Plans and
                                                             Shareholder Services Plan; Redemption of Shares;
                                                             Shareholder Services; Other Services; Brokerage
                                                             Allocation; Capital Stock; Pricing of Shares;
                                                             Dividends Distributions, and Taxes; Yield and
                                                             Performance Information; Additional Information


Item. 14          Financial Statements                       Pro Forma Financial Statements;
                                                             Annual Report of Dreyfus Founders Equity
                                                             Growth Fund dated December 31, 2006;
                                                             Annual Report of Dreyfus Founders Growth
                                                             Fund dated December 31, 2006


PART C
------

Item 15           Indemnification

Item 16.          Exhibits

Item 17.          Undertakings

                          DREYFUS FOUNDERS GROWTH FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)




                        c/o Founders Asset Management LLC
                       210 University Boulevard, Suite 800
                             Denver, Colorado 80206

Dear Shareholder:

     As a shareholder of Dreyfus Founders Growth Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Founders Equity Growth Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a similar investment objective and management policies as the Fund. The Fund and the Acquiring Fund are series of Dreyfus Founders Funds, Inc. (the "Company").

     Founders Asset Management LLC ("Founders"), the Fund's and Acquiring Fund's investment adviser, has reviewed the funds in the Dreyfus Founders Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of this review, management recommended that the Fund be consolidated with the Acquiring Fund. Management believes that the proposed reorganization offers shareholders the opportunity to pursue similar investment goals in a larger combined fund with a lower expense ratio and a better performance record. Management believes that the reorganization should enable shareholders of the Fund to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

     AFTER CAREFUL REVIEW, THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD OF DIRECTORS BELIEVES THAT THE REORGANIZATION WILL PERMIT FUND SHAREHOLDERS TO PURSUE SIMILAR INVESTMENT GOALS IN A FUND WITH A BETTER PERFORMANCE RECORD AND A LOWER TOTAL EXPENSE RATIO. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

     Your vote is extremely important, no matter how large or small your Fund holdings.

     TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

     o BY MAIL. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

     o BY INTERNET. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

     o BY TELEPHONE. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

     o IN PERSON. Any shareholder who attends the meeting in person may vote by ballot at the meeting.


     Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-525-2440.

                                        Sincerely,



                                        Thomas F. Eggers
                                        President
                                        Dreyfus Founders Funds, Inc.


April __, 2007

                                REORGANIZATION OF
                          DREYFUS FOUNDERS GROWTH FUND
                                  WITH AND INTO
                       DREYFUS FOUNDERS EQUITY GROWTH FUND


                              QUESTIONS AND ANSWERS

     THE ENCLOSED MATERIALS INCLUDE A PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE AN INFORMED DECISION. HOWEVER, WE THOUGHT IT ALSO WOULD BE HELPFUL TO BEGIN BY ANSWERING SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.

WHAT WILL HAPPEN TO MY DREYFUS FOUNDERS GROWTH FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Founders Equity Growth Fund (the "Acquiring Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), which is an open-end investment company managed by Founders Asset Management LLC ("Founders"), on or about June 8, 2007 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Founders Growth Fund (the "Fund"). The Fund will then cease operations and will be terminated as a series of the Company. You will receive Class A, Class B, Class C, Class R or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class R or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. If you hold Class F shares of the Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your Class F shares as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that has a lower total expense ratio and a better performance record than the Fund. Fund shareholders also should benefit from more efficient portfolio management. The reorganization will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The investment goals, policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Founders manages both funds using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The Acquiring Fund seeks long-term growth of capital and income. To pursue this goal, the Acquiring Fund primarily invests in common stocks of large, well-established and mature companies. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The Acquiring Fund normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index. While a significant portion of these stocks normally would be expected to pay regular dividends, the Acquiring Fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The Acquiring Fund may also invest up to 30% of its total assets in foreign securities.

The Fund seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. Founders provides day-to-day management of both funds' investments. Dreyfus Service Corporation distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders.

WHAT ARE THE DIFFERENCES BETWEEN THE CLASS F SHARES OF THE FUND THAT I HOLD NOW AND THE CLASS A SHARES OF THE ACQUIRING FUND THAT I WILL ACQUIRE IN THE REORGANIZATION?

The attributes of the Fund's Class F shares are the same as those of the Acquiring Fund's Class F shares and the Class F shares of each fund in the Dreyfus Founders Family of Funds. Similarly, the attributes of the Fund's Class A shares are the same as those of the Acquiring Fund and the other funds in the Dreyfus Founders Family of Funds. The principal differences between the Class F shares and the Class A shares are their sales charges, distribution or service fees and eligible investors. An investor pays no sales charge in connection with an investment in Class F shares of a fund and no contingent deferred sales charge ("CDSC") in connection with a redemption of Class F shares. Some investors may pay an initial sales charge in connection with a purchase of Class A shares of a fund, depending upon the amount of the investment. Also, Class A shares purchased without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year. HOWEVER, NO SALES CHARGE OR CDSC WILL BE IMPOSED ON FORMER CLASS F SHAREHOLDERS AT THE TIME OF THE REORGANIZATION. IN ADDITION, NO SALES CHARGE OR CDSC WILL BE IMPOSED ON A SUBSEQUENT INVESTMENT IN OR REDEMPTION OF CLASS A SHARES OF THE ACQUIRING FUND BY FORMER CLASS F SHAREHOLDERS OF THE FUND.

The Class F shares of each fund pay Dreyfus Service Corporation (the "Distributor") an annual Rule 12b-1 Plan fee of up to 0.25% of the value of the average daily net assets of the Class F shares of the fund to reimburse the

Distributor for expenses incurred in connection with the distribution of the Funds' Class F shares. The Class A shares of each fund pay the Distributor an annual Shareholder Services Plan fee of 0.25% of the value of the average daily net assets of the Class A shares for providing services to Class A shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

You will continue to enjoy the same shareholder privileges as a shareholder of the Acquiring Fund as you currently do as a shareholder of the Fund. You have the ability to continue to transfer money between your bank account and fund account through the TeleTransfer privilege. Subject to the terms of the applicable prospectus, you also may exchange shares of the Acquiring Fund for shares of other funds in the Dreyfus Founders Family of Funds through the Exchange privilege.

If you are a Class F shareholder of the Fund who will acquire Class A shares of the Acquiring Fund, you may exchange your Class A shares of the Acquiring Fund for Class F shares of the Acquiring Fund or other funds in the Dreyfus Family of Funds through the Exchange Privilege. You may also exchange Class A shares of the Acquiring Fund for Class A shares of other funds in the Dreyfus Family of Funds or a Dreyfus Premier Fund through the Exchange Privilege. Your Acquiring Fund Class A shares, however, will not be counted for purposes of determining your eligibility to participate in Founders' Premier services program. If you were to exchange all of your Acquiring Fund Class A or Class F shares for shares of other funds in the Dreyfus Family of Funds or for other Dreyfus Premier funds and no longer held Class A shares of the Acquiring Fund or Class F shares of a Dreyfus Founders fund, you would lose your status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus Founders fund.

You also may purchase and sell shares of the Acquiring Fund online at www.founders.com (for Class F shares) and www.dreyfus.com (for all other share classes).

WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER FUND EXPENSES?

No. Under its agreement with Founders, the Fund pays Founders a management fee at the annual rate of 1.00% of the value of the Fund's average daily net assets up to $30 million, 0.75% of such assets between $30 million and $300 million, 0.70% of such assets between $300 million and $500 million, and 0.65% of such assets over $500 million. The Acquiring Fund pays Founders a management fee at the annual rate of 0.65% of the value of the Acquiring Fund's average daily net assets up to $250 million, 0.60% of such assets between $250 million and $500 million, 0.55% of such assets between $500 million and $750 million, and 0.50% of such assets over $750 million. The Acquiring Fund, with assets of approximately $229.8 million (as of December 31, 2006), currently pays Founders a management fee at the annual rate of 0.65% of the value of the Acquiring Fund's average daily net assets. In contrast, the Fund, with assets of approximately $339.6 million (as of December 31, 2006), currently pays Founders a management fee at the annual rate of 0.77% of the value of the Fund's average daily net assets. The Acquiring Fund's lower management fee, as well as the potential economies of scale that are expected to result from the proposed reorganization, are anticipated to result in a lower total expense ratio for Fund shareholders.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE PROPOSED REORGANIZATION?

No sales charge or CDSC will be imposed at the time of the reorganization. Subsequent investments in the Acquiring Fund will be subject to applicable sales charges and redemptions of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). No sales charge or CDSC will be imposed on subsequent investments in or redemptions of Class A shares of the Acquiring Fund by former Class F shareholders of the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the proposed reorganization, including possible lower expense ratios, the expenses related to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Company's Board of Directors has determined that reorganizing the Fund into another fund managed by Founders, that has a similar investment objective and investment policies as the Fund, and a lower total expense ratio and a better performance record than the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue similar investment goals in a larger combined fund with a lower expense ratio and better performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Company's Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

     o    By mail, with the enclosed proxy card and postage-paid envelope;
     o By telephone, with a toll-free call to the number listed on your proxy card;
     o Through the Internet, at the website address listed on your proxy card; or
     o    In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

                          DREYFUS FOUNDERS GROWTH FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

                           __________________________


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ___________________________

To the Shareholders:

     A Special Meeting of Shareholders of Dreyfus Founders Growth Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), will be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado, on Thursday, May 24, 2007, at 1:00 p.m., Mountain time, for the following purposes:

     1. To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Founders Equity Growth Fund (the "Acquiring Fund"), another series of the Company, in exchange for the Acquiring Fund's Class A, Class B, Class C, Class F, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed pro rata by the Fund to its Class A, Class B, Class C, Class F, Class R and Class T shareholders, respectively, with Class F shareholders receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.


     Shareholders of record at the close of business on March 26, 2007 will be entitled to receive notice of and to vote at the meeting.

                                        By Order of the Board of Directors


                                        Kenneth R. Christoffersen
                                        Secretary


Denver, Colorado
April __, 2007

================================================================================

                             WE NEED YOUR PROXY VOTE

     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

================================================================================

                                Reorganization of

                          DREYFUS FOUNDERS GROWTH FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

                                  With and Into

                       DREYFUS FOUNDERS EQUITY GROWTH FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)


                           PROSPECTUS/PROXY STATEMENT
                                 APRIL __, 2007
                     _______________________________________


                         Special Meeting of Shareholders
                       To Be Held on Friday, May 24, 2007


     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Founders Funds, Inc. (the "Company"), on behalf of Dreyfus Founders Growth Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, May 24, 2007, at 1:00 p.m., Mountain time, at the offices of Founders Asset Management LLC ("Founders"), 210 University Boulevard, Suite 800, Denver, Colorado 80206, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on March 26, 2007 are entitled to receive notice of and to vote at the Meeting.


     It is proposed that the Fund transfer all of its assets to Dreyfus Founders Equity Growth Fund (the "Acquiring Fund") in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof) for Fund shares held prior to the Reorganization. Each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C, Class R and Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund.

     This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

     A Statement of Additional Information ("SAI") dated April __, 2007, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated into this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-525-2440, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

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SHARES OF THE ACQUIRING FUND AND THE FUND ARE NOT BANK DEPOSITS AND ARE NOT
INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE ACQUIRING FUND, AS IN THE FUND, INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND'S SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFERING MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

--------------------------------------------------------------------------------

     The Fund and the Acquiring Fund are open-end management investment companies advised by Founders. The funds have a similar investment objective and investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.


     The Acquiring Fund's Annual Report for its fiscal year ended December 31, 2006 (including its audited financial statements for the fiscal year) accompanies this Prospectus/Proxy Statement. The financial statements contained in the Acquiring Fund's Annual Report are incorporated into this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE FUND'S MOST RECENT PROSPECTUS AND THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, PLEASE CALL YOUR FINANCIAL ADVISER, OR CALL 1-800-525-2440, VISIT WWW.FOUNDERS.COM (CLASS F SHARES) OR WWW.DREYFUS.COM (ALL OTHER SHARE CLASSES), OR WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144.

     Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class F, Class R and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

     If the Reorganization is approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which supersede state law. However, shareholders have the right to redeem their Fund shares until the completion of the Reorganization.

     As of January 31, 2007, the following numbers of Fund shares were issued and outstanding:

Class A Shares     Class B Shares     Class C Shares     Class F Shares     Class R Shares     Class T Shares
985,785            187,589            124,029            25,474,488         211,059            6,500

     Proxy materials will be mailed to shareholders of record on or about April __, 2007.

                                TABLE OF CONTENTS


Summary......................................................................
Reasons for the Reorganization...............................................
Information about the Reorganization.........................................
Additional Information about the Acquiring Fund and the Fund.................
Voting Information...........................................................
Financial Statements and Experts.............................................
Shareholder Proposals .......................................................
Other Matters................................................................
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees.......
Exhibit A:  Plan of Reorganization...........................................A-1
Exhibit B:  Supplemental Information Relating to the Acquiring Fund .........B-1

         APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER
             OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND


                                     SUMMARY


     This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

     PROPOSED TRANSACTION. The Company's Board, all of whose members are not "interested persons" (as defined in the 1940 Act) of the Company (the "Independent Directors"), has unanimously approved the Plan. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class F, Class R and Class T Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

     As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Subsequent investments in the Acquiring Fund after the Reorganization will be subject to applicable sales charges, and redemptions of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). No sales charge or CDSC will be imposed on subsequent investments in or redemptions of Class A shares of the Acquiring Fund by former Class F shareholders of the Fund.

     The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the economic interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. In reaching this conclusion, the Board considered, among other things, the similarity of the funds' investment goals and investment approaches, the expense ratio of the Acquiring Fund as compared to that of the Fund, the performance of the Acquiring Fund as compared to the performance of the Fund, the potential economies of scale that could be realized as a result of the increase in the asset size of the Acquiring Fund, the fact that the Reorganization will be free of federal income tax, the recommendation of Founders in favor of the Reorganization and the fact that the cost of the Reorganization will be split proportionately between the Fund and the Acquiring Fund based on the net assets of each fund. See "Reasons for the Reorganization."

     TAX CONSEQUENCES. As a condition to the closing of the Reorganization, the Company will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize its own and the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization--Federal Income Tax Consequences."

     COMPARISON OF THE FUND AND THE ACQUIRING FUND.

     GOAL/APPROACH. The Fund and the Acquiring Fund have similar investment goals and investment approaches. The Fund seeks long-term growth of capital. The Acquiring Fund seeks long-term growth of capital and income. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

     To pursue its goal, the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

     To pursue its goal, the Acquiring Fund primarily invests in common stocks of large, well-established and mature companies. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The Acquiring Fund normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index. While a significant portion of these stocks normally would be expected to pay regular dividends, the Acquiring Fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The Acquiring Fund may also invest up to 30% of its total assets in foreign securities.(1)

----------

(1) The term "net assets" as used in this paragraph includes Acquiring Fund borrowings made for investment purposes. The indexes listed in this paragraph are examples of indexes considered to be widely recognized indexes of stock market performance. The stocks held by the Acquiring Fund may be included in other indexes also considered to be widely recognized indexes of stock market performance.

     Founders manages both funds using the same "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Founders uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. Founders goes beyond Wall Street analysis and performs intensive qualitative and quantitative in-house research to determine whether companies meet its investment criteria.

     Founders continually monitors the securities in each fund's portfolio, and will consider selling a security if its business momentum deteriorates or its valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry or sector weightings.

     The principal difference between the two funds is that the pursuit of income is a component of the Acquiring Fund's investment objective, but is not a component of the Fund's investment objective. The Acquiring Fund historically has sought income primarily through investments in dividend-paying companies. While not required to seek income, the Fund also has invested in many of these same companies in recent years as a result of the application of Founders' bottom-up investment approach. In addition, while both the Fund and the Acquiring Fund may invest up to 30% of their respective total assets in foreign securities, the Fund limits its investments in any one foreign country to no more than 25% of its total assets. While the Acquiring Fund has no comparable limit, its investments in any one foreign country historically have been well below that level.

KEY CONCEPTS

     FUND AND ACQUIRING FUND
     -----------------------

o Growth companies: companies whose earnings are expected to grow faster than the overall market.
o "Bottom-up" approach: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.
     ACQUIRING FUND
     --------------
o Large Companies: generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the stock market as a whole.
o Dividend: a payment of stock or cash from a company's profits to its stockholders.

     See "Investment Strategies and Risks" in the SAI for a more complete description of investment policies.

     MAIN RISKS. The principal risks associated with an investment in the Fund and the Acquiring Fund are virtually identical. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.
o STOCK MARKET RISK. The market value of the stocks and other securities owned by each fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not Founders' assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the funds' growth style of investing, and the funds' returns may vary considerably from other equity funds using different investment styles. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.
o SECTOR RISK. Each fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

     Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. Each fund strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

     An investment in a fund is not a bank deposit. The funds are not insured or guaranteed by the FDIC or any other government agency. A fund is not a complete investment program. You could lose money in the funds, but you also have the potential to make money.

     MORE ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. This section discusses other investment strategies that may be used by the funds and provides more detailed information about the risks associated with those strategies. Although Founders might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The SAI contains more detailed information about the funds' investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

o ADRs. Each fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

o DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the funds may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The funds have limits on the use of derivatives and are not required to use them in seeking their investment objectives.

     Certain strategies may hedge all or a portion of a fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect a fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on a fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the funds.

     There are special risks in using particular derivative strategies. Using derivatives can cause a fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the funds invest. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, a fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Each fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the 1940 Act and the conditions of exemptive orders issued by the Commission. A fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees. Each fund may invest its uninvested cash reserves in shares of one or more money market funds advised by affiliates of Founders in accordance with the 1940 Act and the rules thereunder. ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, a fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an

ETF can fluctuate up or down, and a fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

o TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of each fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. Each fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent a fund invests defensively in these securities, it might not achieve its investment objective.

o PORTFOLIO TURNOVER. The funds do not have any limitations regarding portfolio turnover. Each fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of a fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the funds pay and may adversely affect their performance.

     If a fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The Acquiring Fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of its Annual Report for the fiscal year ended December 31, 2006, enclosed herewith. Each fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the funds. The funds' investments are subject to changes in their value from a number of factors.

o COMPANY RISK. The stocks in a fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

     See "Investment Strategies and Risks" in the SAI for a more complete description of investment risks.

     FEES AND EXPENSES. As an investor, you pay certain fees and expenses in connection with each fund, which are described in the tables below. The first table shows the transaction fees paid by shareholders of each fund from their accounts. The shareholder transaction fees for each class of each fund are identical. See "Share Classes" and "Sales Charges" on page ___for additional information.


SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT):

                                                         Class A     Class B*     Class C     Class F     Class R     Class T
                                                         -------     --------     -------     -------     -------     -------
Maximum front-end sales charge on purchases % OF         5.75        none         none        none        none        4.50
OFFERING PRICE

Maximum contingent deferred sales charge (CDSC) % OF     none**      4.00         1.00        none        none        none**
PURCHASE OR SALE PRICE, WHICHEVER IS LESS

*With the exception of the Acquiring Fund Class B shares to be issued in the Reorganization, Class B shares of the funds are available only in connection with dividend reinvestments and permitted exchanges of Class B shares of certain other funds.

**Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

     The table below compares the fees and expenses of each class of shares of the Fund and the Acquiring Fund based on each fund's net assets and accruals as of December 31, 2006. The table compares the fees and expenses of the Fund's Class F shares and the Acquiring Fund's Class A shares because Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund in the Reorganization. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of December 31, 2006, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the funds' share prices.

     The fee tables below indicate that, as of December 31, 2006, for each class of shares other than the Class T shares, the Acquiring Fund's annual operating expenses were lower than the Fund's annual operating expenses. It also shows that, assuming shareholder approval of the Reorganization, the annual operating expenses of each class of shares of the Acquiring Fund are expected to be less than those of the Fund. This is principally attributable to the lower management fee paid by the Acquiring Fund, as well as the potential economies of scale that are expected to result from the Reorganization.

     The Fund and the Acquiring Fund each pay Founders a management fee. The management fee schedules of the Fund and the Acquiring Fund differ. The Fund pays Founders a management fee at the annual rate of 1.00% of the value of the Fund's average daily net assets up to $30 million, 0.75% of such assets between $30 million and $300 million, 0.70% of such assets between $300 million and $500 million, and 0.65% of such assets over $500 million. The Acquiring Fund pays Founders a management fee at the annual rate of 0.65% of the value of the Acquiring Fund's average daily net assets up to $250 million, 0.60% of such assets between $250 million and $500 million, 0.55% of such assets between $500 million and $750 million, and 0.50% of such assets over $750 million. The Acquiring Fund, with assets of approximately $229.8 million (as of December 31, 2006), currently pays Founders a management fee at the annual rate of 0.65% of the value of the Acquiring Fund's average daily net assets. In contrast, the Fund, with assets of approximately $339.6 million (as of December 31, 2006), currently pays Founders a management fee at the annual rate of 0.77% of the value of the Fund's average daily net assets. A discussion regarding the basis for the Board's approval of the funds' investment advisory agreement with Founders is available in each fund's annual report for the year ended December 31, 2006.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                                                           PRO FORMA AFTER
                                                                                            REORGANIZATION
                                              FUND               ACQUIRING FUND             ACQUIRING FUND
                                             CLASS A                CLASS A                    CLASS A
                                        -----------------      -----------------          -----------------
Management fees                               0.77%                  0.65%                      0.62%
Rule 12b-1 fee                                 N/A                    N/A                        N/A
Shareholder services fee                      0.25%                  0.25%                      0.25%
                                            --------               --------                   --------
Other expenses                                0.38%                  0.31%                      0.31%
--------------                              --------               --------                   --------
TOTAL                                         1.40%                  1.21%                      1.18%

                                      -12-

                                                                                           PRO FORMA AFTER
                                                                                            REORGANIZATION
                                              FUND               ACQUIRING FUND             ACQUIRING FUND
                                             CLASS B                CLASS B                    CLASS B
                                        -----------------      -----------------          -----------------
Management fees                               0.77%                  0.65%                      0.62%
Rule 12b-1 fee                                0.75%                  0.75%                      0.75%
Shareholder services fee                      0.25%                  0.25%                      0.25%
                                            --------               --------                   --------
Other expenses                                0.46%                  0.35%                      0.39%
--------------                              --------               --------                   --------
TOTAL                                         2.23%                  2.00%                      2.01%


                                                                                           PRO FORMA AFTER
                                                                                            REORGANIZATION
                                              FUND               ACQUIRING FUND             ACQUIRING FUND
                                             CLASS C                CLASS C                    CLASS C
                                        -----------------      -----------------          -----------------
Management fees                               0.77%                  0.65%                      0.62%
Rule 12b-1 fee                                0.75%                  0.75%                      0.75%
Shareholder services fee                      0.25%                  0.25%                      0.25%
                                            --------               --------                   --------
Other expenses                                0.40%                  0.25%                      0.26%
--------------                              --------               --------                   --------
TOTAL                                         2.17%                  1.90%                      1.88%


                                                                                           PRO FORMA AFTER
                                                                                            REORGANIZATION
                                              FUND               ACQUIRING FUND             ACQUIRING FUND
                                             CLASS F               CLASS A**                   CLASS A
                                        -----------------      -----------------          -----------------
Management fees                               0.77%                  0.65%                      0.62%
Rule 12b-1 fee                                0.25%                   N/A                        N/A
Shareholder services fee                       N/A                   0.25%                      0.25%
                                            --------               --------                   --------
Other expenses                                0.35%*                 0.31%                      0.31%
--------------                              --------               --------                   --------
TOTAL                                         1.37%                  1.21%                      1.18%

----------

* "Other expenses" for the Class F shares include separate fees paid by the funds pursuant to a Shareholder Services Agreement.

** As of December 31, 2006, the Acquiring Fund's Class F shares were paying a management fee of 0.65%, a Rule 12b-1 fee of 0.08%, no shareholder services fee, other expenses of 0.31% for total expenses of 1.04%. The Reorganization is expected to result in a slight decrease in the expenses paid by the Acquiring Fund's Class F shares.

                                                                                         PRO FORMA AFTER
                                                                                          REORGANIZATION
                                              FUND               ACQUIRING FUND           ACQUIRING FUND
                                             CLASS R                CLASS R                  CLASS R
                                      -----------------      -----------------          -----------------
Management fees                               0.77%                  0.65%                      0.62%
Rule 12b-1 fee                                 N/A                    N/A                        N/A
Shareholder services fee                       N/A                    N/A                        N/A
                                          --------               --------                   --------
Other expenses                                0.56%                  0.32%                      0.51%
--------------                            --------               --------                   --------
TOTAL                                         1.33%                  0.97%                      1.13%
Expense reimbursement                          N/A                    N/A                      (0.16%)*
NET OPERATING EXPENSES                        1.33%                  0.97%                      0.97%

*If the Reorganization is approved, Founders has agreed to cap the Acquiring Fund's Class R share expense ratio at 0.97% following the Reorganization. This commitment will extend through at least August 31, 2008, and will not be terminated without prior notice to the Company's Board of Directors..

                                                                                         PRO FORMA AFTER
                                                                                          REORGANIZATION
                                            FUND               ACQUIRING FUND             ACQUIRING FUND
                                           CLASS T                CLASS T                    CLASS T
                                    -----------------      -----------------          -----------------
Management fees                             0.77%                  0.65%                      0.62%
Rule 12b-1 fee                              0.25%                  0.25%                      0.25%
Shareholder services fee                    0.25%                  0.25%                      0.25%
                                          --------               --------                   --------
Other expenses                              0.44%                  1.33%                      0.54%
--------------                            --------               --------                   --------
TOTAL                                       1.71%                  2.48%                      1.66%
Expense reimbursement                        N/A                  (0.71%)*                   (0.11%)*
NET OPERATING EXPENSES                      1.71%                  1.77%                      1.55%

----------

* Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class T share class of the Acquiring Fund for certain transfer agency expenses pursuant to a written contractual commitment. This commitment will extend through at least August 31, 2007 and will not be terminated without prior notice to the Company's Board of Directors.


KEY CONCEPTS

o Contingent deferred sales charge (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
o Management fee: the fee paid to Founders for managing a fund's portfolio and assisting in other aspects of the fund's operations.
o Rule 12b-1 fee: the fee paid to the funds' distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of a fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
o Shareholder services fee: the fee paid to the funds' distributor for providing shareholder services.
o Other expenses: expenses paid by a fund for custodian, transfer agency and accounting agent services, and other customary fund services. The funds also make payments to certain financial institution intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the funds.

EXPENSE EXAMPLE

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-years examples for the Class T shares of the Acquiring Fund and the Acquiring Fund Pro Forma After Reorganization are based on net operating expenses, which reflect the expense reimbursement by Founders. Because actual returns and expenses will be different, the example is for comparison only.

                                                 1 YEAR            3 YEARS          5 YEARS           10 YEARS
Fund Class A shares                              $709              $993             $1,297            $2,158

Acquiring Fund Class A shares                    $691              $937             $1,202            $1,957

Acquiring Fund Pro Forma After Reorganization
Class A shares                                   $688              $928             $1,187            $1,924

Fund Class B shares*                             $626/$226         $997/$697        $1,395/$1,195     $2,163/$2,163**

Acquiring Fund Class B shares*                   $603/$203         $927/$627        $1,278/$1,078     $1,936/$1,936**

Acquiring Fund Pro Forma After Reorganization
Class B shares*                                  $604/$204         $930/$630        $1,283/$1,083     $1,927/$1,927**

Fund Class C shares*                             $320/$220         $679/$679        $1,164/$1,164     $2,503/$2,503

Acquiring Fund Class C shares*                   $293/$193         $597/$597        $1,026/$1,026     $2,222/$2,222

Acquiring Fund Pro Forma After Reorganization
Class C shares*                                  $291/$191         $591/$591        $1,016/$1,016     $2,201/$2,201

Fund Class F shares                              $139              $434             $750              $1,646

Acquiring Fund Class A share***                  $691              $937             $1,202            $1,957

Acquiring Fund Pro Forma After Reorganization
Class A shares                                   $688              $928             $1,187            $1,924

Fund Class R shares                              $135              $421             $729              $1,601

Acquiring Fund Class R shares                    $99               $309             $536              $1,190

Acquiring Fund Pro Forma After Reorganization
Class R shares                                   $99               $327             $591              $1,345

Fund Class T shares                              $616              $965             $1,336            $2,379

Acquiring Fund Class T shares                    $622              $1,123           $1,650            $3,088

Acquiring Fund Pro Forma After Reorganization
Class T shares                                   $601              $940             $1,302            $2,318

----------
* With redemption/without redemption.
** Assumes conversion of Class B to Class A at end of sixth year following date of purchase.

*** Expenses for the Acquiring Fund's Class F shares for the 1, 3, 5, and 10 year periods would be $106, $331, $574 and $1,271, respectively. The Reorganization is expected to result in a slight decrease in the expenses paid by the Acquiring Fund's Class F shares.

     Each fund charges $6 for each wire redemption of Class F shares; no other redemption or exchange fees are charged by the funds.

     As discussed above, the foregoing tables are based on each fund's net assets and accruals as of December 31, 2006. The fees and expenses of the Acquiring Fund for the full year ended December 31, 2006 are shown in Exhibit B.

     PAST PERFORMANCE. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. Each bar chart shows the changes in the performance of the respective fund's Class F shares from year to year. The sales loads applicable to other share classes are not reflected in the charts; if they were, the returns shown would have been lower. The table for each fund compares the average annual total returns of the fund's Class A, Class B, Class C, Class F, Class R and Class T shares to those of its primary benchmark, the Russell 1000 Growth Index. This is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in this index. The returns in the tables reflect applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. For each fund, the share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses.

     After-tax performance is shown only for Class F shares. After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

ACQUIRING FUND - CLASS F SHARES
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

19.40     17.78     15.03     -19.57     -17.55     -25.33     30.67     8.97     4.64     13.25
------------------------------------------------------------------------------------------------
 '97       '98       '99        '00        '01        '02       '03      '04      '05       `06

Best Quarter:           Q4 '99          +17.77%

Worst Quarter:          Q2 '02          -16.39%

ACQUIRING FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
Share class                               1 Year               5 Years              10 Years        Since Inception*
                                     ----------------     ----------------     ----------------     ----------------
 CLASS A                                  13.02%               4.31%                 N/A                  -2.91%

returns before taxes
 CLASS B                                  12.22%               3.63%                 N/A                  -3.40%**

returns before taxes
 CLASS C                                  12.24%               3.62%                 N/A                  -3.72%

returns before taxes
 CLASS F                                  13.25%               4.73%                3.06%                   N/A

returns before taxes
 CLASS F                                  13.23%               4.70%                1.49%                   N/A

returns after taxes
on distributions
 CLASS F                                   8.64%               4.07%                1.81%                   N/A

returns after taxes
on distributions and
sale of fund shares
 CLASS R                                  13.55%               4.32%                 N/A                  -2.64%

returns before taxes
 CLASS T***                               12.37%               3.49%                 N/A                  -3.65%

returns before taxes
 RUSSELL 1000 GROWTH INDEX                 9.07%               2.69%                5.44%                 -4.87%

REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES

* INCEPTION DATE OF CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES WAS 12/31/1999. INCEPTION DATE OF CLASS F SHARES WAS 7/5/1938.
** ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF SIXTH YEAR FOLLOWING DATE OF PURCHASE.
*** THE ACQUIRING FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS T SHARES REFLECT THE EXPENSE REIMBURSEMENT DESCRIBED ABOVE UNDER "ANNUAL FUND OPERATING EXPENSES."

FUND - CLASS F SHARES
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

     26.60     25.04     39.06     -27.23     -24.95     -28.96      31.42     7.63     4.08     13.13
-----------------------------------------------------------------------------------------------------------
      '97       '98       '99       '00        '01        '02         '03       '04      '05     `06

Best Quarter:           Q4 '99          +31.77%
Worst Quarter:          Q4 '00          -25.03%


FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

Share class                               1 Year                 5 Years              10 Years           Since Inception*
                                     ----------------     ----------------     ----------------          ----------------
 CLASS A                                  13.11%                  3.30%                 N/A                   -6.13%

returns before taxes
 CLASS B                                  11.95%                  2.44%                 N/A                   -6.72%**

returns before taxes
 CLASS C                                  12.15%                  2.50%                 N/A                   -6.85%

returns before taxes
 CLASS F                                  13.13%                  3.42%                3.58%                   N/A

returns before taxes
 CLASS F                                  13.13%                  3.41%                2.00%                   N/A

returns after taxes
on distributions
 CLASS F                                   8.53%                  2.93%                2.49%                   N/A

returns after taxes
on distributions and
sale of fund shares
 CLASS R                                  13.50%                  3.71%                 N/A                   -5.82%

returns before taxes
 CLASS T                                  12.30%                  2.56%                 N/A                   -6.79%

returns before taxes
 RUSSELL 1000 GROWTH INDEX                 9.07%                  2.69%                5.44%                  -4.87%

REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES

* INCEPTION DATE OF CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES WAS 12/31/1999. INCEPTION DATE OF CLASS F SHARES WAS 1/5/1962.
** ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF SIXTH YEAR FOLLOWING DATE OF PURCHASE.

     INVESTMENT ADVISER. The investment adviser for the Fund and the Acquiring Fund is Founders, located at 210 University Boulevard, Suite 800, Denver, Colorado 80206. In addition to managing the funds' investments, Founders also provides certain related administrative services to the funds. Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of the Company, as well as investment sub-adviser to other investment companies. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation ("DSC"), which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $190 billion under management in 206 mutual fund portfolios as of December 31, 2006. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $5.5 trillion in assets under management, administration or custody, including $995 billion under management, as of December 31, 2006.

     On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. (BNY) announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Founders would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

     PRIMARY PORTFOLIO MANAGER. John B. Jares has been the primary portfolio manager of both the Fund and the Acquiring Fund since 2001. He is a Chartered Financial Analyst, and has been a portfolio manager at The Boston Company Asset Management, LLC, an affiliate of Founders, since July 2006. He also has been employed by Founders as a Vice President of Investments since 2001. The SAI provides additional information about the primary portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of fund shares.

     To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of portfolio managers and research analysts, and is supported by a group of core research analysts as well as portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of each fund. Daily decisions on security selection for each fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

     FORM OF ORGANIZATION. Each fund is a separate series of the Company, an open-end management investment company, which was organized as a Maryland corporation on June 19, 1987. The Company's Articles of Incorporation authorize the Company to issue up to 10 billion shares, par value $0.01 per share. Of the authorized shares, 750 million have been allocated to the Fund and 1.5 billion have been allocated to the Acquiring Fund. The funds do not, and are not required to, hold annual shareholder meetings.

     BOARD MEMBERS. The Acquiring Fund and the Fund are each series of the Company. For a description of the Company's Directors, see the SAI. All of the Company's Directors are Independent Directors.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP was the Company's independent registered public accounting firm during the period ended December 31, 2006.

     CAPITALIZATION. Each fund has classified its shares into six classes - Class A, Class B, Class C, Class F, Class R and Class T. The following table sets forth as of December 31, 2006 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares, and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                                 PRO FORMA AFTER
                                                                                                 REORGANIZATION
                                     FUND              FUND            ACQUIRING FUND            ACQUIRING FUND
                                   CLASS A            CLASS F              CLASS A                   CLASS A
                               --------------     --------------     ------------------        ------------------
Total net assets                 $12,274,278       $320,872,402          $4,330,136               $337,476,816
Net asset value per share           $12.34            $12.41                $5.72                     $5.72
Shares outstanding                 994,993          25,848,265             757,161                 58,999,588

                                                                                                 PRO FORMA AFTER
                                                                                                  REORGANIZATION
                                             FUND                       ACQUIRING FUND            ACQUIRING FUND
                                           CLASS B                          CLASS B                  CLASS B
                               ---------------------------------      ------------------       ------------------
Total net assets                          $2,442,903                      $1,045,637                $3,488,540
Net asset value per share                   $11.71                           $5.51                    $5.51
Shares outstanding                         208,650                          189,910                  633,268

                                                                                                 PRO FORMA AFTER
                                                                                                  REORGANIZATION
                                             FUND                       ACQUIRING FUND            ACQUIRING FUND
                                           CLASS C                          CLASS C                  CLASS C
                               ---------------------------------      ------------------       ------------------
Total net assets                          $1,399,608                      $3,758,493                $5,158,101
Net asset value per share                   $11.72                           $5.41                    $5.41
Shares outstanding                         119,387                          694,300                  953,008

                                                                                                 Pro Forma After
                                                                                                  Reorganization
                                             Fund                       Acquiring Fund            Acquiring Fund
                                           Class R                          Class R                  Class R
                               ---------------------------------      ------------------       ------------------
Total net assets                          $2,568,871                        $96,941                 $2,665,812
Net asset value per share                   $12.61                           $5.82                    $5.82
Shares outstanding                         203,761                          16,649                   458,036

                                                                                                 Pro Forma After
                                                                                                  Reorganization
                                             Fund                       Acquiring Fund            Acquiring Fund
                                           Class T                          Class T                  Class T
                               ---------------------------------      ------------------       ------------------
Total net assets                           $75,368                          $12,194                  $87,562
Net asset value per share                   $11.78                           $5.45                    $5.45
Shares outstanding                          6,397                            2,239                    16,068

     As of December 31, 2006, the total net assets, net asset value per share and shares outstanding of the Acquiring Fund's Class F shares as of December 31, 2006 were $220,521,560, $5.86 and 37,604,858, respectively. The Reorganization is not expected to affect the capitalization of the Acquiring Fund's Class F shares.

     The Fund's total net assets (Classes A, B, C, F, R and T) as of December 31, 2006 were approximately $339.6 million. The Acquiring Fund's total net assets (Classes A, B, C, F, R and T) as of December 31, 2006 were approximately $229.8 million.

     SHARE CLASSES. The Fund and the Acquiring Fund each offer Class A, B, C, F, R and T shares. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. See "Shareholder Guide" in Exhibit B and the SAI for a discussion of the different share classes offered by the funds.

     NAV. The net asset value ("NAV") of each class of the funds' shares is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time) every day the NYSE is open. See "Shareholder Guide - Buying Shares" in Exhibit B and "Pricing of Shares" in the SAI for additional information regarding the funds' pricing procedures.

     PURCHASE PROCEDURES. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Shareholder Guide - Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in Exhibit B and "Purchase of Shares" and "Shareholder Services" in the SAI for a discussion of purchase procedures.

     SALES CHARGES. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and the Acquiring Fund are identical. The maximum sales charges imposed on the purchase of Class A and Class T shares of the funds are 5.75% and 4.50%, respectively. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption of Class B and Class C shares for the Fund and Acquiring Fund are identical. See "Shareholder Guide" in Exhibit B for a discussion of sales charges and CDSCs. No sales charge or CDSC will be imposed at the time of the Reorganization.

     DISTRIBUTION PLANS. The Class B, C and T shares of each fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Class B, C and T 12b-1 Plan"). Under the Class B, C and T 12b-1 Plan, each fund pays its distributor a fee at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares, respectively, and 0.25% of the average daily net assets of Class T shares, to finance the sale and distribution of such shares. The Class F shares of each fund also are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Class F 12b-1 Plan"). Under the Class F 12b-1 Plan, each fund pays for the actual expenses, in an amount of up to 0.25% of its Class F assets, for the sale and distribution of Class F shares and services provided to Class F shareholders. Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Distribution Plans and Shareholder Services Plan" in the SAI. There is no Rule 12b-1 Plan fee for the Class A or Class R shares of either fund.

     SHAREHOLDER SERVICES PLAN. The Class A, B, C and T shares of each fund are subject to a Shareholder Services Plan, pursuant to which each fund pays its distributor a fee at an annual rate of 0.25% of the average daily net assets of the relevant class for providing shareholder services. See "Distribution Plans and Shareholder Services Plan" in the SAI for a discussion of the Shareholder Services Plan. There is no Shareholder Services Plan fee for the Class F or Class R shares of either fund. However, the Class F shares of each fund are subject to a shareholder services agreement, pursuant to which each fund pays its distributor an annual fee of $24 for each open Class F shareholder account for providing certain shareholder-related services for the holders of Class F shares. The fee also is used to compensate the funds' transfer agent for the provision of transfer agency services for holders of Class F shares.

     REDEMPTION PROCEDURES. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Shareholder Guide - Selling Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in Exhibit B and "Redemption of Shares" and "Shareholder Services" in the SAI for a discussion of redemption procedures.

     FREQUENT TRADING. The Fund and the Acquiring Fund are designed for long-term investors. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the Board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive practices ("frequent trading") that could adversely affect the funds or their operations. See "Shareholder Guide - General Policies" in Exhibit B for a discussion of the Company's frequent trading policy.

     EXCHANGE PRIVILEGE. Class A, B, C, R and T shareholders of each fund may exchange shares worth $500 or more (no minimum for retirement accounts) from one class of a fund into the same class of another fund in the Dreyfus Founders Family of Funds or a Dreyfus Premier fund. Class F shareholders of the Fund who acquire Class A shares of the Acquiring Fund in the reorganization may exchange

Class A shares of the Acquiring Fund for Class F shares of the Acquiring Fund or other funds in the Dreyfus Family of Funds through the Exchange Privilege. These shareholders may also exchange Class A shares of the Acquiring Fund for Class A shares of a fund in the Dreyfus Founders Family of Funds or a Dreyfus Premier fund through the Exchange Privilege. A shareholder's Acquiring Fund Class A shares, however, will not be counted for purposes of determining your eligibility to participate in Founders' Premier service program. If a shareholder exchanges all of his or her Acquiring Fund Class A or Class F shares for shares of other funds in the Dreyfus Family of Funds or for other Dreyfus Premier funds and no longer held Class A shares of the Acquiring Fund or Class F shares of a Dreyfus Founders fund, the shareholder would lose his or her status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus Founders fund. See "Shareholder Guide - Services for Fund Investors - Exchange Privilege" in Exhibit B and "Shareholder Services - Fund Exchanges for Classes A, B, C, R and T" in the SAI.

     DISTRIBUTIONS. The dividends and distributions policies of the Fund and the Acquiring Fund are the same. Each fund normally pays dividends and capital gains distributions annually. The actual amounts of dividends and capital gains distributions, if any, paid by each fund are different. See "Distributions and Taxes" in Exhibit B for a discussion of such policies and taxes that may be associated with an investment in the funds.

     SHAREHOLDER SERVICES. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. Shareholders may purchase and sell shares of the Acquiring Fund online at www.founders.com (for Class F shares) and www.dreyfus.com (for all other share classes). See "Services for Fund Investors" in Exhibit B and "Shareholder Services" in the SAI for a further discussion of the shareholder services offered.

     DIFFERENCES BETWEEN CLASS F SHARES OF THE FUND AND CLASS A SHARES OF THE ACQUIRING FUND. The attributes of the Fund's Class F shares are the same as those of the Acquiring Fund's Class F shares and the Class F shares of each fund in the Dreyfus Founders Family of Funds. Similarly, the attributes of the Fund's Class A shares are the same as those of the Acquiring Fund and the other funds in the Dreyfus Founders Family of Funds. The principal differences between the Class F shares and the Class A shares are their sales charges, distribution or service fees and eligible investors. An investor pays no sales charge in connection with an investment in Class F shares of a fund and no CDSC in connection with a redemption of Class F shares. Some investors may pay an initial sales charge in connection with a purchase of Class A shares of a fund, depending upon the amount of the investment. Also, Class A shares purchased without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year. See "Shareholder Guide" in Exhibit B and the SAI for a discussion of sales charges and CDSCs. HOWEVER, NO SALES CHARGE OR CDSC WILL BE IMPOSED ON FORMER CLASS F SHAREHOLDERS AT THE TIME OF THE REORGANIZATION. IN ADDITION, NO SALES CHARGE OR CDSC WILL BE IMPOSED ON A SUBSEQUENT INVESTMENT IN OR REDEMPTION OF CLASS A SHARES OF THE ACQUIRING FUND BY FORMER CLASS F SHAREHOLDERS OF THE FUND.

     The Class F shares of each fund pay the distributor an annual Rule 12b-1 Plan fee of up to 0.25% of the value of the average daily net assets of the Class F shares of the fund to reimburse the distributor for expenses incurred in connection with the distribution of the Funds' Class F shares. The Class A shares of each fund pay the distributor an annual Shareholder Services Plan fee of 0.25% of the value of the average daily net assets of the Class A shares for providing services to Class A shareholders. See "Distribution Plans and Shareholder Services Plan" in the SAI.

     Class F shares of the funds are generally offered only to persons or entities who have continuously maintained an account with a Dreyfus Founders fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer retirement plan programs and which have had relationships with Founders and/or any Dreyfus Founders fund since December 30, 1999. Class A shares of the funds are offered to certain clients of the Distributor and certain financial institutions and other industry professionals compensated by the Distributor for selling Class A shares. See "Shareholder Guide" in Exhibit B and the SAI for a discussion of investors eligible to purchase Class F and Class A shares of the funds.


                         REASONS FOR THE REORGANIZATION


     After management of Founders reviewed the funds in the Dreyfus Founders Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management polices, management recommended that the Fund be consolidated with the Acquiring Fund. The Directors of the Company have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company's Board believes that the Reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund with a better performance record and a lower total expense ratio, without diluting such shareholders' interests. As of December 31, 2006, the Fund had net assets of approximately $339.6 million and the Acquiring Fund had net assets of approximately $229.8 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Founders would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

     The Board of the Company considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

     In determining whether to recommend approval of the Reorganization, the Board considered the following factors, among others: (1) the similarity of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (5) the potential economies of scale that could be realized as a result of the increase in the asset size of the Acquiring Fund; (5) the relative performance of the Fund and the Acquiring Fund; (6) the tax consequences of the Reorganization; (7) the recommendation of Founders in favor of the Reorganization; and (8) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be split proportionately between the Fund and the Acquiring Fund based on the net assets of each fund.

     For the reasons described above, the Board of the Company, all of whose members are Independent Directors, approved the Reorganization.

                      INFORMATION ABOUT THE REORGANIZATION

     PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on June 8, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B, Class C, Class R and Class T shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding classes of the Fund and the Acquiring Fund, computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption " Shareholder Guide - Buying Shares" in Exhibit B and under the caption "Pricing of Shares" in the SAI.

     On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). The Fund expects its capital loss carryforward to eliminate the need for any such net capital gain distribution. Any Fund distribution would be taxable to shareholders with taxable accounts. Since the Acquiring Fund intends to distribute any net investment income and net realized capital gains in December 2007, Fund shareholders could receive two taxable distributions in 2007 if the Reorganization is approved.

     As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class F, Class R and Class T shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the Fund's shareholders of record.

     The obligation of each fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including shareholder approval and the receipt of an opinion in the form and substance satisfactory to the Company, as described under the caption "Federal Income Tax Consequences" below. The Company may terminate the Plan and abandon the Reorganization at any time before or after approval by the Fund's shareholders, if the Board believes that proceeding with the Reorganization would be inadvisable for either fund. In addition, the Plan may be amended at any time prior to the Reorganization. The Fund will provide shareholders with information describing any material amendment to the Plan prior to shareholder consideration.

     The total expenses of the Reorganization are expected to be approximately $120,000, which will be split proportionately between the Fund and the Acquiring Fund based on the net assets of each fund. In addition to use of the mails, proxies may be solicited personally or by telephone, and the funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, ADP Investor Communications Corporation, an outside proxy solicitation firm, may be retained to solicit proxies on behalf of the Company's Board. The cost of this firm, which would be borne by the funds, is estimated to be approximately $22,000, and is included in the total expense amount above.

     If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

     TEMPORARY SUSPENSION OF CERTAIN OF THE FUND'S INVESTMENT RESTRICTIONS. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

     DESCRIPTION OF THE SECURITIES TO BE ISSUED. The Company has an authorized capitalization of 10 billion shares of common stock (par value $0.01 per share). Each shareholder is entitled to one vote per share and a proportionate fractional vote for any fractional share. Shareholders of each fund vote on a per-fund basis on those matters that affect only their fund. On matters affecting a single class of shares, only shareholders of that class may vote. On all other matters, shareholders of the Company vote in the aggregate.

     The rights of the shareholders of each fund are identical. Shares of the funds have no subscription or preemptive rights and only such preferences or conversion rights as the Board may grant in its discretion. Each share of the Acquiring Fund issued to shareholders of the Fund will be fully paid and nonassessable when issued, and will be transferable without restriction.

     FEDERAL INCOME TAX CONSEQUENCES. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under
Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Company will receive the opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, special counsel to the Acquiring Fund and the Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Class A, Class B, Class C, Class R and Class T shares to Fund shareholders (treating holders of the Fund's Class F shares as holders of the Fund's Class A shares for purposes of this distribution) in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class F, Class R and Class T shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class R and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

     THE COMPANY HAS NOT SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     The Acquiring Fund's ability to utilize its own pre-Reorganization capital loss carryforward will be limited as a result of the Reorganization. As of the Acquiring Fund's taxable year ended December 31, 2006, the Acquiring Fund had an unused capital loss carryforward of approximately $66.9 million. As a result of the Reorganization, the amount of the Acquiring Fund's carryforward that can be utilized in any one taxable year will be limited, and any amount that cannot be utilized in any one taxable year can be carried over to a succeeding taxable year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different taxable years. Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated, it is expected that some or all of the Acquiring Fund's capital loss carryforward may expire unused. In addition, because both the Fund and the Acquiring Fund have unrealized gains, the Acquiring Fund may be subject to limitations on its ability to use the capital loss carryforward of one fund to offset unrealized gain of the other fund when recognized during the five-year period beginning on the date the Reorganization is consummated. However, since the Fund had an unused capital loss carryforward of approximately $670 million as of December 31, 2006, these limitations are not expected to adversely affect Acquiring Fund shareholders.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

     The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

            THE COMPANY'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
               "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

          ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

     Information about the funds is incorporated by reference into this Prospectus/Proxy Statement from the SAI. In addition, information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from its Class A, B, C, R and T share Prospectus and the Company's Prospectus for Class F shares.

     The Fund and the Acquiring Fund are subject to certain informational requirements of the Securities Exchange Act of 1934, the requirements of the 1940 Act and the Securities Act of 1933. Pursuant to these requirements, the Fund and the Acquiring Fund file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, www.dreyfus.com or www.founders.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

     In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

     Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

     If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

     In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the Fund's outstanding shares entitled to vote at the Meeting.

     The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

     As of January 31, 2007, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Fund:

Class A Shares
--------------
                                          -----------------------------------
                                                     Percentage of
                                                  Outstanding Shares
                                          -----------------------------------
                                              Before               After
Name and Address                          Reorganization       Reorganization
----------------                          --------------       --------------

MLPF & S For the Sole Benefit                  8.22%               0.28%
Of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville, Fl  32246-6484
NFS LLC FEBO                                  28.32%               0.98%
Eleftherios Kangadis
4426 W. Montrose
Chicago, IL 60641-2055

Pershing LLC                                  13.36%               0.46%
P O Box 2052
Jersey City, NJ  07303-9998


Class B Shares
--------------

                                          -----------------------------------
                                                      Percentage of
                                                   Outstanding Shares
                                          -----------------------------------
                                               Before               After
Name and Address                           Reorganization       Reorganization
----------------                           --------------       --------------

Citigroup Global Markets, Inc.                  7.83%               4.00%
333 West 34th St. - 3rd Floor
New York, NY  10001-2483

First Clearing, LLC                             5.04%               2.58%
Patrick J. Whalen Roth IRA
FCC as custodian
637 S. 9th Street
Sharpsville, PA 16150-1721

NFS LLC FEBO                                   24.41%               12.47%
FMTC Custodian - Roth IRA
FBO Joyce Catherine Panepento
5 Watchman CT.
Rochester, NY 14624-4930

Pershing LLC                                    9.20%               4.70%
P O Box 2052
Jersey City, NJ  07303-9998

Class C Shares
--------------
                                          -----------------------------------
                                                     Percentage of
                                                  Outstanding Shares
                                          -----------------------------------
                                              Before               After
Name and Address                          Reorganization       Reorganization
----------------                          --------------       --------------

Citigroup Global Markets, Inc.                17.09%               2.41%
333 West 34th St. - 3rd Floor
New York, NY  10001-2483

First Clearing, LLC                           22.13%               3.12%
Zachary J. Woods
8546 Kempton Lane
Maineville, OH 45039-7518

IHN Jae Won & Susan T. Won                     7.54%               1.06%
319 Morrison Ave.
Raleigh, NC 27608-2537

MLPF & S For the Sole Benefit                 15.27%               2.15%
Of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville, Fl  32246-6484
Pershing LLC                                   9.19%               1.29%
P O Box 2052
Jersey City, NJ  07303-9998

UBS Financial Services, Inc.                   5.51%               0.78%
FBO UBS-Finsvc. CDN
FBO Maria L. Morales
PO Box 3321
1000 Harbor Blvd.
Weehawken, NJ 07086-8154


Class F Shares
--------------
                                          -----------------------------------
                                                      Percentage of
                                                   Outstanding Shares
                                          -----------------------------------
                                               Before               After
Name and Address                           Reorganization       Reorganization
----------------                           --------------       --------------
Charles Schwab & Co., Inc.                     14.67%               10.01%

Special Custody Account for the
Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122
National Financial Services Corp               14.94%               10.20%
FBO Our Customers Exclusively
PO Box 3908
Church Street Station
New York, NY 10008-3908
Smith Barney, Inc.                              9.91%               6.76%
FBO Marissa J. Lewis
PO Box 7777-W9720
Philadelphia, PA 19175-0001

Class R Shares
--------------
                                          -----------------------------------
                                                     Percentage of
                                                  Outstanding Shares
                                          -----------------------------------
                                              Before               After
Name and Address                          Reorganization       Reorganization
----------------                          --------------       --------------

Fidelity Investments                          33.64%               31.18%
Operations Co (FIIOC) As Agent For
Certain Employee Benefit Plans
100 Magellan Way #KW1C
Covington, KY  41015-1999

Mac & Co.                                     54.49%               50.52%
FBO Founders Growth
Mutual Fund Operations
 PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Pershing LLC                                  10.92%               10.12%
P O Box 2052
Jersey City, NJ  07303-9998


Class T Shares
--------------
                                          -----------------------------------
                                                     Percentage of
                                                  Outstanding Shares
                                          -----------------------------------
                                              Before               After
Name and Address                          Reorganization       Reorganization
----------------                          --------------       --------------

Edward D. Jones & Co. Custodian                7.26%               5.21%

FBO Patricia G. Starnes IRA
396 Bertucci
Biloxi, MS 39531-2262

Emmett A. Larkin Company                      11.49%               8.25%
100 Bush St
Suite 1000
San Francisco, CA  94104

First Clearing, LLC                           12.98%               5.29%
Marie P. Sperber
10700 Wheat First Drive
Glen Allen, VA 23060-9243

National Investor Services FBO                18.00%               12.92%
55 Water Street, 32nd Floor
New York, NY 10041-0028

Raymond James & Assoc., Inc.                  39.77%               28.54%
FBO TX MFD 401(K)
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100


     As of January 31, 2007, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:


Class A Shares
--------------
                                           -----------------------------------
                                                      Percentage of
                                                   Outstanding Shares
                                           -----------------------------------
                                               Before               After
Name and Address                           Reorganization       Reorganization
----------------                           --------------       --------------

Citigroup Global Markets, Inc.                  6.84%               0.48%
333 West 34th St. - 3rd Floor
New York, NY  10001-2483

NFS LLC FEBO                                   74.11%               5.15%
NFS/FMTC Rollover IRA
FBO James F. McCray
2553 Romig Rd., Apt. 22
Akron, OH 44320-3882

Class B Shares
--------------
                                          -----------------------------------
                                                     Percentage of
                                                  Outstanding Shares
                                          -----------------------------------
                                              Before               After
Name and Address                          Reorganization       Reorganization
----------------                          --------------       --------------

Citigroup Global Markets, Inc.                18.15%               8.87%
333 West 34th St. - 3rd Floor
New York, NY  10001-2483

First Clearing, LLC                           13.66%               6.68%
Maude I. Mesler R/O IRA
FCC as custodian
109 S. Buckhout St.
Irvington, NY 10533-2209

LPL Financial Services                         8.12%               3.97%
9785 Towne Centre Drive
San Diego, CA  92121-1968

MLPF & S For the Sole Benefit                  6.49%               3.17%
Of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville, Fl  32246-6484
NFS LLC FEBO                                  31.76%               15.53%
NFS/FMTC IRA
FBO Louis O. Decker
14 Jeffrey Ct.
Branchburg, NJ 08876-3611


Class C Shares
--------------
                                          -----------------------------------
                                                     Percentage of
                                                  Outstanding Shares
                                          -----------------------------------
                                              Before               After
Name and Address                          Reorganization       Reorganization
----------------                          --------------       --------------

Citigroup Global Markets, Inc.                32.11%               27.59%
333 West 34th St. - 3rd Floor
New York, NY  10001-2483

First Clearing, LLC                           12.98%               11.15%
Laura Lamont (IRA)
FCC as custodian
122 Belle Avenue
Maywood, NJ 07607-1504

MLPF & S For the Sole Benefit                 42.81%               36.78%
Of its Customers
4800 Deer Lake Dr E Fl 3
Jacksonville, Fl  32246-6484
NFS LLC FEBO                                   6.77%               5.82%
NFS/FMTC IRA
FBO Jason B. Zwyers
1377 Lix Rd.
Warrenton, MO 63383-4227


Class F Shares
--------------
                                           -----------------------------------
                                                      Percentage of
                                                   Outstanding Shares
                                           -----------------------------------
                                               Before               After
Name and Address                           Reorganization       Reorganization
----------------                           --------------       --------------

NONE


Class R Shares
--------------
                                          -----------------------------------
                                                     Percentage of
                                                  Outstanding Shares
                                          -----------------------------------
                                              Before               After
Name and Address                          Reorganization       Reorganization
----------------                          --------------       --------------

Dreyfus Trust Company Custodian               23.65%               1.73%
FBO Pavel Strnad
Under IRA Rollover Plan
NA Male Sarce 759
16400 Prague 6
Czech Republic

Dreyfus Trust Company Custodian               60.78%               4.44%
Kathleen Hogan
Under IRA Plan
531 Rine Springs Trail
Marietta, GA 30067

Class T Shares
--------------
                                          -----------------------------------
                                                     Percentage of
                                                  Outstanding Shares
                                          -----------------------------------
                                              Before               After
Name and Address                          Reorganization       Reorganization
----------------                          --------------       --------------

Dreyfus Trust Company Custodian               59.21%               16.72%
FBO Diane M. McDonald
Under IRA Plan
PO Box 794
Brewster, MA 02631-0794

MBC Investments Corporation                    5.56%               1.57%
C/O Mellon Financial Corporation
Attn Delaware Fin Dep Aim 198-0000
4001 Kennett Pike, Ste. 218
Two Greenville Crossing
Greenville, DE 19807-2029

National Investor Services FBO                22.79%               6.44%
55 Water Street, 32nd Floor
New York, NY 10041-0028

Susan A. Wood FBO                             12.41%               3.50%
Tropic Oil Co. 401(K) Profit
Sharing Plan & Trust
10002 NW 89th Avenue
Miami, FL 33178-1409


     As of January 31, 2007, Directors and officers of the Company, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

                        FINANCIAL STATEMENTS AND EXPERTS


     The audited financial statements of the Fund and the Acquiring Fund for the fiscal year ended December 31, 2006 have been incorporated herein by reference in reliance upon the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm during that period, given on its authority as an expert in accounting and auditing.

                              SHAREHOLDER PROPOSALS


     The Company is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing, so that it is received by the Company, c/o Chairman, Dreyfus Founders Funds, Inc., 210 University Boulevard, Suite 800, Denver, CO 80206, within a reasonable time before any meeting.

                                  OTHER MATTERS

     The Company's Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    EXHIBIT A

                             PLAN OF REORGANIZATION


     PLAN OF REORGANIZATION dated as of January 17, 2007 (the "Plan"), adopted with respect to DREYFUS FOUNDERS GROWTH FUND (the "Fund") and DREYFUS FOUNDERS EQUITY GROWTH FUND (the "Acquiring Fund"), each a series of DREYFUS FOUNDERS FUNDS, INC., a Maryland corporation (the "Company").

     This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares"), Class R shares ("Acquiring Fund Class R Shares"), and Class T shares ("Acquiring Fund Class T Shares" and, together with Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, and Acquiring Fund Class R Shares, the "Acquiring Fund Shares") of common stock, par value $.01 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

     The Fund and the Acquiring Fund are each diversified series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

     Both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and the Company's Board of Directors (the "Board") has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization. The Board also has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the
Reorganization:

          1.   THE REORGANIZATION.

          1.1 Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund, in exchange therefor, shall (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund

Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A (and as described in the proviso to this sentence), Class B, Class C, Class F, Class R and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class F Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, received by the Fund pursuant to paragraph 1.1; provided that for purposes of this distribution the Fund's Class F shareholders shall receive a pro rata distribution of the Acquiring Fund Class A Shares. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to each Fund Shareholder's account shall equal the aggregate net asset value of the Fund shares such Shareholder owned as of the Closing Date. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund;

Fund share certificates, if any, will represent the Acquiring Fund Shares distributed to the Fund Shareholders.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

          2.  VALUATION.

          2.1 The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and then-current prospectuses or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and then-current prospectuses or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

          2.3 The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class that the Fund determined using the same valuation procedures referred to in paragraph 2.1 (treating the net assets of the Fund's Class F shares as part of the Fund's Class A shares for this purpose) by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share, Acquiring Fund Class C Share, Acquiring Fund Class R Share and Acquiring Fund Class T Share, as the case may be, determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

          3.  CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be June 8, 2007, or such other date as the Company may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the Company may determine.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund (each, an "Exchange") shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B, Class C, Class F, Class R and Class T Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class F, Class R and Class T shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund, and shall deliver thereto at the Closing a certificate as to the opening of accounts in the Fund Shareholders' names on the Acquiring Fund's books.

          4. CONDITIONS PRECEDENT.

          4.1 The Company's obligation to implement this Plan on the Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

               (a) The Fund is a duly established and designated series of the Company, and the Company is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

               (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

               (c) The current prospectuses and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

               (e) The Fund has no material contracts or other commitments outstanding (other than this Plan) which will be terminated with liability to it on or prior to the Closing Date.

               (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (g) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended December 31, 2006 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

               (h) Since December 31, 2006, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 1.2.

               (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (j) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

               (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

               (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

               (m) This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (n) The proxy statement of the Company, on behalf of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.4, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Company's obligation to implement this Plan on the Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

               (a) The Acquiring Fund is a duly established and designated series of the Company, and the Company is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

               (b) The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

               (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Acquiring Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended December 31, 2006 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements fairly reflect the financial condition of the Acquiring Fund as of such dates.

               (g) Since December 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed in writing to the Fund.

               (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

               (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

               (k) This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (l) The Proxy Statement included in the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

               (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

               (n) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

          5. COVENANTS OF THE COMPANY, ON BEHALF OF THE FUND, AND THE ACQUIRING FUND, RESPECTIVELY.

          5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

          5.2 The Company will call a meeting of the Fund's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Plan, the Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

          5.4 The Company will prepare a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Company (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Plan.

          5.5 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          5.6 The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

          5.7 As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

          6.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Company shall, at its option, not be required to consummate the transactions contemplated by this Plan.

          6.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

          6.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

          6.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Company may waive any of such conditions.

          6.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          6.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

          6.6 The Company shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP substantially to the effect that, based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

               (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring

Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          No opinion will be expressed as to the effect of the Reorganization on
(i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

          7. TERMINATION OF AGREEMENT; EXPENSES.

          7.1 This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

          7.2 If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of the Company, as the case may be, in respect of this Plan.

          7.3 The Board may amend, modify or supplement this Plan in any manner at any time before the meeting of the Fund's shareholders referred to in paragraph 5.2.

          7.4 The aggregate expenses of the transactions contemplated hereby will be split proportionately between the Fund and the Acquiring Fund, based on the net assets of each fund.

          8. WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

          9. MISCELLANEOUS.

          9.1 This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Company shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

          9.2 This Plan shall bind and inure to the benefit of the Company and its successors and assigns. The Company's obligations under this Plan are not binding on or enforceable against any series of the Company other than the Fund and the Acquiring Fund (each, a "Reorganizing Series"), but are only binding on and enforceable against the Reorganizing Series' respective property. The Company, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its successors and assigns, any rights or remedies under or by reason of this Plan.

                                    EXHIBIT B


            SUPPLEMENTAL INFORMATION RELATING TO THE ACQUIRING FUND-


          ACQUIRING FUND EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2006

Fee table                                          CLASS A      CLASS B(1)     CLASS C     CLASS F    CLASS R      CLASS T
-------------------------------------------        --------     ----------     -------     -------    -------      -------
SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)
Maximum front-end sales charge on purchases         5.75          NONE          NONE        NONE       NONE         4.50
% OF OFFERING PRICE
Maximum contingent deferred sales charge            NONE(2)       4.00          1.00        NONE       NONE         NONE(2)
(CDSC) % OF PURCHASE OR SALE PRICE,
WHICHEVER IS LESS

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS) % OF
AVERAGE DAILY NET ASSETS
Management fees                                     0.65%         0.65%         0.65%       0.65%      0.65%        0.65%
Rule 12b-1 fee                                      NONE          0.75%         0.75%       0.07%      NONE         0.25%
Shareholder services fee                            0.25%         0.25%         0.25%        NONE      NONE         0.25%
Other expenses                                      0.44%         0.56%         0.36%       0.38%      0.39%        1.31%
TOTAL ANNUAL FUND OPERATING EXPENSES                1.34%         2.21%         2.01%       1.10%      1.04%        2.46%(3)
without reimbursements
                                            ---------------------------------------------------------------------------------
REIMBURSEMENTS                                      0.00%         0.00%         0.00%       0.00%      0.00%       (0.64%)(3)
                                            ---------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                1.34%         2.21%         2.01%       1.10%      1.04%        1.82%(3)

With reimbursements(2)

(1) CLASS B SHARES OF THE FUND ARE AVAILABLE ONLY IN CONNECTION WITH DIVIDEND REINVESTMENT AND PERMITTED EXCHANGES OF CLASS B SHARES OF CERTAIN OTHER FUNDS.
(2) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.
(3) Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class T share class for certain transfer agency expenses pursuant to a written contractual commitment. This commitment will extend through at least August 31,2007 and will not be terminated without prior notice to the fund's board of directors.

                                 Expense example

                           1 Year       3 Years       5 Years       10 Years
                          --------     ---------     ---------     -----------
Class A                     $704          $975        $1,267         $2,095
Class B                     $624          $991        $1,385        $2,122*
WITH REDEMPTION
WITHOUT REDEMPTION          $224          $691        $1,185        $2,122*

CLASS C                     $304          $630        $1,083         $2,338
with redemption
without redemption          $204          $630        $1,083         $2,338

CLASS F                     $112          $350         $606          $1,340

CLASS R                     $106          $331         $574          $1,271

CLASS T                     $627         $1,124       $1,647         $3,074

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


     This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only. For Class T, the 1-year example and the first year of the 3-year, 5-year, and 10-year examples are based on net fund operating expenses with reimbursements. The 3-year, 5-year, and 10-year examples are based on total annual fund operating expenses without reimbursements for each year after year one.

SHAREHOLDER GUIDE

The classes of the fund offered by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

The fund's Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Founders or Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T and R shares of the fund. The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.

WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

--------------------------------------------------------------------------------------------------------------------

                                         CLASS A              CLASS C              CLASS T             CLASS R

--------------------------------------------------------------------------------------------------------------------
Initial sales charge                     up to 5.75%          none                 up to 4.50%         none
--------------------------------------------------------------------------------------------------------------------
Ongoing distribution fee
(Rule 12b-1 fee)                         none                 0.75%                0.25%               none
--------------------------------------------------------------------------------------------------------------------
Ongoing shareholder service fee          0.25%                0.25%                0.25%               none
--------------------------------------------------------------------------------------------------------------------
Contingent deferred sales charge         1% on sale of        1% on sale of        1% on sale of       none
                                         shares bought        shares held for      shares bought
                                         within one year      one year or less     within one year
                                         without an initial                        without an initial
                                         sales charge as                           sales charge as
                                         part of an                                part of an
                                         investment of                             investment of
                                         $1 million                                $1 million
                                         or more                                   or more
--------------------------------------------------------------------------------------------------------------------
Conversion feature                       no                   no                   no                  no
--------------------------------------------------------------------------------------------------------------------
Recommended purchase maximum             none                 $1 million           $1 million          none
--------------------------------------------------------------------------------------------------------------------

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

----------------------------------------------------------------------------
CLASS A SALES CHARGES
                                   SALES CHARGE            SALES CHARGE
                                    AS A % OF               AS A % OF
PURCHASE AMOUNT                   OFFERING PRICE               NAV
----------------------------------------------------------------------------
Less than $50,000                     5.75%                   6.10%
$50,000 to $99,999                    4.50%                   4.70%
$100,000 to $249,999                  3.50%                   3.60%
$250,000 to $499,999                  2.50%                   2.60%
$500,000 to $999,999                  2.00%                   2.00%
$1 million or more*                    none                    none

*No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

----------------------------------------------------------------------------
Class T sales charges
                                   SALES CHARGE            SALES CHARGE
                                    AS A % OF               AS A % OF
PURCHASE AMOUNT                   OFFERING PRICE               NAV
----------------------------------------------------------------------------
Less than $50,000                     4.50%                   4.70%
$50,000 to $99,999                    4.00%                   4.20%
$100,000 to $249,999                  3.00%                   3.10%
$250,000 to $499,999                  2.00%                   2.00%
$500,000 to $999,999                  1.50%                   1.50%
$1 million or more*                    none                    none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE IN THE FOLLOWING WAYS:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds and certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds and certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

     o "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since on or before February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:

     o employees participating in certain qualified or non-qualified employee benefit plans

     o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA Rollover Account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

CLASS C SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

BECAUSE CLASS A SHARES WILL ALWAYS be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.


Class C shares redeemed within one year of purchase are subject to a 1% CDSC.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CLASS B SHARE CONSIDERATIONS

Class B shares sold within six years of purchase are subject to the following
CDSCs:

-------------------------------------------------------------
Class B sales charges
                                       CDSC AS A % OF
                                       AMOUNT REDEEMED
FOR SHARES SOLD IN THE              SUBJECT TO THE CHARGE
-------------------------------------------------------------
First year                                  4.00%
Second year                                 4.00%
Third year                                  3.00%
Fourth year                                 3.00%
Fifth year                                  2.00%
Sixth year                                  1.00%
Thereafter                                  none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUNDS' NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                    Initial               Additional
----------------------------      -----------      ------------------------
 REGULAR ACCOUNTS                 $1,000            $100

 TRADITIONAL IRAS                 $750              NO MINIMUM

 SPOUSAL IRAS                     $750              NO MINIMUM

 ROTH IRAS                        $750              NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS       $500              NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge and Class B and Class C shares are generally subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED BY CHECK, DREYFUS TELETRANSFER OR AUTOMATIC ASSET BUILDER, PLEASE NOTE THAT:

o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online

Proceeds sent by        Minimum                 Maximum
                        phone/online            phone/online
--------------------------------------------------------------------------------
CHECK*                  NO MINIMUM              $250,000 PER DAY

WIRE                    $1,000                  $500,000 FOR JOINT ACCOUNTS
                                                EVERY 30 DAYS/ $20,000 PER DAY

DREYFUS TELETRANSFER    $500                    $500,000 FOR JOINT ACCOUNTS
                                                EVERY 30 DAYS/ $20,000 PER DAY

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Although the policy and these procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through automatic investment plans, Dreyfus Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.

DISTRIBUTIONS AND TAXES
THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

   DREYFUS AUTOMATIC ASSET BUILDER(R)     For making automatic investments from
                                          a designated bank account.

   DREYFUS PAYROLL SAVINGS PLAN           For making automatic investments
                                          through payroll deduction.

   DREYFUS GOVERNMENT DIRECT DEPOSIT      For making automatic investments from
   PRIVILEGE                              your federal employment, Social
                                          Security or other regular federal
                                          government check.

   DREYFUS DIVIDEND SWEEP                 For automatically reinvesting the
                                          dividends and distributions from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund (not
                                          available for IRAs).

For exchanging shares
   DREYFUS AUTO-EXCHANGE PRIVILEGE        For making regular exchanges from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund.

For selling shares
   DREYFUS AUTOMATIC WITHDRAWAL PLAN      For making regular withdrawals from
                                          most funds.

                                          There will be no CDSC on Class B or
                                          Class C shares, as long as the amount
                                          of any withdrawal does not exceed, on
                                          an annual basis, 12% of the greater of
                                          the account value at the time of the
                                          first withdrawal under the plan, or at
                                          the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds, and Class B shares into Class B shares of General Money Market Fund, Inc. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

To move money between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

----------------------------------------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT                  TO ADD TO AN ACCOUNT                   TO SELL SHARES
----------------------------------------------------------------------------------------------------------------------------
IN WRITING         Complete the application.  Mail     Fill out an investment slip, and      Write a letter of instruction
                   your application and a check to:    write your account number on your     that includes:
                   Dreyfus Founders Funds, Inc.        check.                                o  your name(s) and
                   Equity Growth Fund                  Mail the slip and the check to:          signature(s)
                   P.O. Box 55268                      Dreyfus Founders Funds, Inc.          o  your account number
                   Boston, MA  02205-8502              Equity Growth Fund                    o  Equity Growth Fund
                   Attn: Institutional Processing      P.O. Box 55268                        o  the share class
                                                       Boston, MA  02205-8502                o  the dollar amount
                                                       Attn: Institutional Processing           you want to sell
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT                  TO ADD TO AN ACCOUNT                   TO SELL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                             o  how and where to
                                                                                                send the proceeds

                                                                                             Obtain a signature guarantee
                                                                                             or other documentation, if
                                                                                             required (see "Account
                                                                                             Policies - Selling Shares").

                                                                                             Mail your request to:
                                                                                             Dreyfus Founders Funds, Inc.
                                                                                             P.O. Box 55268
                                                                                             Boston, MA  02205-8502
                                                                                             Attn: Institutional
                                                                                             Processing
----------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE       WIRE.  Call us to request an        WIRE.  Have your bank send your       WIRE.  Call us or your
                   account application and an          investment to Mellon Trust of New     financial representative to
                   account number.  Have your bank     England, N.A., with these             request your transaction.  Be
                   send your investment to Mellon      instructions:                         sure the fund has your bank
                   Trust of New England, N.A.,         o  ABA #011001234                     account information on file.
                   with these instructions:            o  DDA #046485                        Proceeds will be wired to
                   o  ABA #011001234                   o  EEC code 5650                      your bank.
                   o  DDA #046485                      o  Equity Growth Fund
                   o  EEC code 5650                    o  the share class                    DREYFUS TELETRANSFER.  Call
                   o  Equity Growth Fund               o  your account number                us or your financial
                   o  the share class                  o  name(s) of investor(s)             representative to request
                   o  your account number              o  dealer number, if                  your transaction.  Be sure
                   o  name(s) of investor(s)              applicable                         the fund has your bank
                   o  dealer number if                                                       account information on file.
                       applicable                      ELECTRONIC CHECK.  Same as wire,      Proceeds will be sent to your
                                                       but before your 14-digit account      bank by electronic check.
                   Return your application with        number insert "275" for Class A,
                   the account number on the           "277" for Class C,  "278" for         CHECK.  Call us or your
                   application.                        Class R, or "279" for Class T.        financial representative to
                                                                                             request your transaction.  A
                                                       DREYFUS TELETRANSFER.  Request        check will be sent to the
                                                       Dreyfus TeleTransfer on your          address of record.
                                                       application.  Call us to request
                                                       your transaction.

----------------------------------------------------------------------------------------------------------------------------
ONLINE                                                 DREYFUS TELETRANSFER.  Request        WIRE.  Visit www.dreyfus.com
(www.dreyfus.com)  -----                               Dreyfus TeleTransfer on your          to request your transaction.
                                                       application.  Visit                   Be sure the fund has your
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT                  TO ADD TO AN ACCOUNT                   TO SELL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                       www.dreyfus.com to request your       bank account information on
                                                       transaction.                          file.  Proceeds will be wired
                                                                                             to your bank.

                                                                                             DREYFUS TELETRANSFER.  Visit
                                                                                             www.dreyfus.com to request
                                                                                             your transaction.  Be sure
                                                                                             the fund has your bank
                                                                                             account information on file.
                                                                                             Proceeds will be sent to your
                                                                                             bank by electronic check.

                                                                                             CHECK.  Visit www.dreyfus.com
                                                                                             to request your transaction.
                                                                                             A check will be sent to the
                                                                                             address of record.

----------------------------------------------------------------------------------------------------------------------------
AUTOMATICALLY      WITH AN INITIAL INVESTMENT.         ALL SERVICES.  Call us or your        DREYFUS AUTOMATIC WITHDRAWAL
                   Indicate on your application        financial representative to           PLAN.  Call us or your
                   which automatic service(s) you      request a form to add any             financial representative to
                   want.  Return your application      automatic investing service (see      request a form to add the
                   with your investment.               "Services for Fund Investors").       plan.  Complete the form,
                                                       Complete and return the form          specifying the amount and
                                                       along with any other required         frequency of withdrawals you
                                                       materials.                            would like.

                                                                                             Be sure to maintain an
                                                                                             account balance of $5,000 or
                                                                                             more.

----------------------------------------------------------------------------------------------------------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account.
Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

INSTRUCTIONS FOR IRAS

----------------------------------------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT                  TO ADD TO AN ACCOUNT                   TO SELL SHARES
----------------------------------------------------------------------------------------------------------------------------
IN WRITING         Complete an IRA application,        Fill out an investment slip,          Write a letter of instruction that
                   making sure to specify the fund     and write your account number         includes:
                   name and to indicate the year the   on your check.  Indicate the          o  your name and signature
                   contribution is for.                year the contribution is for.         o  your account number
                                                                                             o  Equity Growth Fund
                   Mail your application and a check   Mail the slip and the check to:       o  the share class
                   to:                                 The Dreyfus Trust Company,            o  the dollar amount you
                   The Dreyfus Trust Company,          Custodian                                want to sell
                   Custodian                           P.O. Box 55552
                   P.O. Box 55552                      Boston, MA  02205-8568                o  how and where to send the
                   Boston, MA  02205-8568              Attn: Institutional Processing           proceeds
                   Attn: Institutional Processing                                            o  whether the distribution
                                                                                                is qualified or premature
                                                                                             o  whether the 10% TEFRA
                                                                                                should be withheld

                                                                                             Obtain a signature guarantee or
                                                                                             other documentation, if required
                                                                                             (see "Account Policies - Selling
                                                                                             Shares").

                                                                                             Mail your request to:
                                                                                             The Dreyfus Trust Company
                                                                                             P.O. Box 55552
                                                                                             Boston, MA  02205-8568
                                                                                             Attn: Institutional Processing

----------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE       -----                               Wire.  Have your bank send            -----
                                                       your investment to Mellon
                                                       Trust of New England, N.A.,
                                                       with these instructions:
                                                       o   ABA #011001234
                                                       o   DDA #046485
                                                       o   EEC code 5650
                                                       o   Equity Growth Fund
                                                       o   the share class
                                                       o   your account number
                                                       o   name(s) of investor(s)
                                                       o   the contribution year
                                                       o   dealer number, if
                                                           applicable
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT                  TO ADD TO AN ACCOUNT                   TO SELL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                       ELECTRONIC CHECK.  Same as
                                                       wire, but before your 14-digit
                                                       account number insert "275"
                                                       for Class A, "277" for Class
                                                       C, "278" for Class R, or "279"
                                                       for Class T.

AUTOMATICALLY      -----                               ALL SERVICES.  Call us or your        SYSTEMATIC WITHDRAWAL PLAN.  Call
                                                       financial representative to           us to request instructions to
                                                       request a form to add any             establish the plan.
                                                       automatic investing service
                                                       (see "Services for Fund
                                                       Investors").  Complete and
                                                       return the form along with any
                                                       other required materials.  All
                                                       contributions will count as
                                                       current year contributions.
----------------------------------------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

PORTFOLIO HOLDINGS
THE FUND WILL DISCLOSE ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS, AS REPORTED ON A MONTH-END BASIS, AT WWW.DREYFUS.COM, UNDER MUTUAL FUND CENTER - DREYFUS MUTUAL FUNDS - MUTUAL FUND TOTAL HOLDINGS. THIS INFORMATION WILL BE POSTED WITH A ONE-MONTH LAG AND WILL REMAIN ACCESSIBLE UNTIL THE FUND FILES A REPORT ON FORM N-Q OR FORM N-CSR FOR THE PERIOD THAT INCLUDES THE DATE AS OF WHICH THE INFORMATION WAS CURRENT. IN ADDITION, FIFTEEN DAYS FOLLOWING THE END OF EACH CALENDAR QUARTER, THE FUND WILL PUBLICLY DISCLOSE AT WWW.DREYFUS.COM ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS AS OF THE END OF SUCH QUARTER. A COMPLETE DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE SAI.

                                  FORM OF PROXY


                          DREYFUS FOUNDERS GROWTH FUND


     The undersigned shareholder of Dreyfus Founders Growth Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), hereby appoints Kenneth
R. Christoffersen and David L. Ray, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on March 26, 2007, at a Special Meeting of Shareholders to be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado 80206, at 1:00 p.m., Mountain time, on Thursday, May 24, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.


                       THREE EASY WAYS TO VOTE YOUR PROXY


     1.   TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

     2.   INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

     3. MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

     If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


                                       Dated: _______________________________
                                       Sign, Date and Return the Proxy Card
                                       Promptly Using the Enclosed Envelope

                                       _____________________________________
                                       Signature(s) (Sign in the Box)

                                       Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy
                                       Statement is acknowledged.

     Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

     1. To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Founders Equity Growth Fund (the "Acquiring Fund"), a series of Dreyfus Founders Funds, Inc., in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those Class A, Class B, Class C, Class R and Class T shares to the Fund's Class A, Class B, Class C, Class F, Class R and Class T shareholders, respectively, with Class F shareholders receiving Class A shares of the Acquiring Fund, and the subsequent termination of the Fund.

                 FOR                    AGAINST                  ABSTAIN
                 |_|                      |_|                      |_|

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April __, 2007

                          Acquisition of the Assets of

                          DREYFUS FOUNDERS GROWTH FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

                           144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144

                                 1-800-525-2440

               By and in Exchange for Class A, Class B, Class C,
                         Class R and Class T Shares of

                       DREYFUS FOUNDERS EQUITY GROWTH FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

                           144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144

                                 1-800-525-2440



This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated April __, 2007 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Founders Growth Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), in exchange for Class A, Class B, Class C, Class R and Class T shares of Dreyfus Founders Equity Growth Fund (the "Acquiring Fund"), another series of the Company (the "Exchange"). The Exchange is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information includes the following documents attached hereto:

          1. The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2006.

          2.   The Fund's Annual  Report for the fiscal year ended  December 31,
               2006.

     The Prospectus/Proxy Statement dated April __, 2007 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

                       DOCUMENTS INCORPORATED BY REFERENCE

The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2006, attached hereto, filed March 8, 2007. The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2006, attached hereto, filed March 8, 2007.

                                TABLE OF CONTENTS

PRO FORMA FINANCIAL STATEMENTS ..............................................

DREYFUS FOUNDERS FUNDS, INC .................................................  3


INVESTMENT OBJECTIVES AND RESTRICTIONS.......................................  3

  FUNDAMENTAL INVESTMENT RESTRICTIONS........................................  4
  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS....................................  5

INVESTMENT STRATEGIES AND RISKS..............................................  6

  TEMPORARY DEFENSIVE INVESTMENTS............................................  6
  PORTFOLIO TURNOVER.........................................................  7
  DERIVATIVE INSTRUMENTS.....................................................  7
  FOREIGN SECURITIES AND ADRS................................................ 18
  SECURITIES THAT ARE NOT READILY MARKETABLE................................. 20
  RULE 144A SECURITIES....................................................... 21
  FIXED-INCOME SECURITIES.................................................... 22
  FOREIGN BANK OBLIGATIONS................................................... 24
  REPURCHASE AGREEMENTS...................................................... 24
  CONVERTIBLE SECURITIES..................................................... 25
  GOVERNMENT SECURITIES...................................................... 25
  MORTGAGE-RELATED SECURITIES................................................ 26
  COMMERCIAL PAPER AND OTHER CASH SECURITIES................................. 29
  WHEN-ISSUED SECURITIES..................................................... 29
  BORROWING AND LENDING...................................................... 30
  SECURITIES OF OTHER INVESTMENT COMPANIES................................... 30

DIRECTORS AND OFFICERS....................................................... 31

  DIRECTORS.................................................................. 31
  COMMITTEES................................................................. 33
  BENEFICIAL OWNERSHIP OF SECURITIES......................................... 34
  DIRECTOR COMPENSATION...................................................... 35
  OFFICERS................................................................... 36

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS.................. 38

  INVESTMENT ADVISER......................................................... 38
  PORTFOLIO MANAGERS......................................................... 43
  DISTRIBUTOR................................................................ 49
  TRANSFER AGENTS AND CUSTODIAN.............................................. 51

PURCHASE OF SHARES........................................................... 52

  GENERAL.................................................................... 52
  CLASS A SHARES............................................................. 55
  CLASS B SHARES............................................................. 56
  CLASS C SHARES............................................................. 56

  CLASS F AND CLASS R SHARES................................................. 57
  CLASS T SHARES............................................................. 57
  DEALER REALLOWANCE -- CLASS A AND CLASS T SHARES........................... 57
  CLASS A OR CLASS T SHARES AT NET ASSET VALUE............................... 57
  SALES LOADS -- CLASS A AND CLASS T SHARES.................................. 59
  RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES........................ 60
  DREYFUS TELETRANSFER PRIVILEGE............................................. 61
  REOPENING AN ACCOUNT....................................................... 61

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN............................. 62

  DISTRIBUTION PLANS......................................................... 62
    Class B, Class C and Class T Shares...................................... 62
    Class F Shares........................................................... 63
    Provisions Applicable to All Classes..................................... 64
  SHAREHOLDER SERVICES PLAN.................................................. 65

REDEMPTION OF SHARES......................................................... 67

  GENERAL.................................................................... 67
  CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES......................... 68
  CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES......................... 69
  WAIVER OF CDSC............................................................. 69
  REDEMPTION THROUGH A SELECTED DEALER....................................... 70
  REINVESTMENT PRIVILEGE..................................................... 70
  WIRE REDEMPTION PRIVILEGE.................................................. 70
  DREYFUS TELETRANSFER PRIVILEGE............................................. 71
  SIGNATURES................................................................. 71
  REDEMPTION COMMITMENT; REDEMPTIONS IN KIND................................. 71
  SUSPENSION OF REDEMPTIONS.................................................. 72
  TRANSACTIONS THROUGH THIRD PARTIES......................................... 72

SHAREHOLDER SERVICES......................................................... 72

  FUND EXCHANGES FOR CLASSES A, B, C, R AND T................................ 72
  DREYFUS AUTO-EXCHANGE PRIVILEGE............................................ 74
  DREYFUS AUTOMATIC ASSET BUILDER{reg-trade-mark}............................ 75
  DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE................................ 75
  DREYFUS PAYROLL SAVINGS PLAN............................................... 75
  DREYFUS DIVIDEND OPTIONS................................................... 75
  AUTOMATIC WITHDRAWAL PLAN.................................................. 76
  LETTER OF INTENT - CLASS A AND CLASS T SHARES.............................. 77
  CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS............. 78
  CLASS F SHAREHOLDER SERVICES............................................... 78

OTHER SERVICES............................................................... 78

  FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT...................... 78
  SHAREHOLDER SERVICES AGREEMENT............................................. 80

BROKERAGE ALLOCATION......................................................... 80

CAPITAL STOCK................................................................ 88

PRICING OF SHARES........................................................... 106

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................... 109

YIELD AND PERFORMANCE INFORMATION........................................... 112

ADDITIONAL INFORMATION...................................................... 113

  CODE OF ETHICS............................................................ 113
  DISCLOSURE OF PORTFOLIO HOLDINGS.......................................... 114
  PROXY VOTING.............................................................. 118
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................. 119
  REGISTRATION STATEMENT.................................................... 120

APPENDIX.................................................................... 121

  RATINGS OF LONG-TERM OBLIGATIONS.......................................... 121

--------------------------------------------------------------------------------
PRO FORMA FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

THE FOLLOWING PRO FORMA STATEMENTS OF INVESTMENTS, ASSETS AND LIABILITIES AND OPERATIONS OF THE ACQUIRING FUND SHOW THE EFFECTS OF THE EXCHANGE HAD IT OCCURRED ON DECEMBER 31, 2006:

PRO FORMA STATEMENT OF INVESTMENTS (Unaudited)

Dreyfus Founders Equity Growth Fund

December 31, 2006
                                                            SHARES                                               VALUE($)
                                       ----------------------------------------------   --------------------------------------------
                                        DREYFUS FOUNDERS                                DREYFUS FOUNDERS
                                         EQUITY GROWTH    DREYFUS FOUNDERS    PROFORMA   EQUITY GROWTH    DREYFUS FOUNDERS  PROFORMA
                                             FUND           GROWTH FUND       COMBINED        FUND          GROWTH FUND     COMBINED
COMMON STOCKS--97.0%                                                      (*)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--.6%
Empresa Brasileira de Aeronautica,
      ADR                                     32525          49,375            81,900     1,347,511        2,045,606       3,393,117
AIRLINES--1.8%
AMR                                          47,175 a        71,325 a a       118,500     1,426,100        2,156,155       3,582,255
Continental Airlines, Cl. B                  43,125 a        65,400 a a       108,525     1,778,906        2,697,750       4,476,656
US Airways Group                             18,325 a        27,775 a a        46,100       986,801        1,495,684       2,482,485
                                                                                          4,191,807        6,349,589      10,541,396
APPAREL RETAIL--1.1%
Gap                                          57,676          85,633           143,309     1,124,682        1,669,844       2,794,526
Limited Brands                               45,261          67,534           112,795     1,309,853        1,954,434       3,264,287
                                                                                          2,434,535        3,624,278       6,058,813
APPLICATION SOFTWARE--1.6%
Autodesk                                     52,543 a        77,418 a         129,961     2,125,890        3,132,332       5,258,222
Cognos                                       36,507 a        54,477 a          90,984     1,550,087        2,313,093       3,863,180
                                                                                          3,675,977        5,445,425       9,121,402
ASSET MANAGEMENT & CUSTODY BANKS--.7%
State Street                                 22,485          36,375            58,850     1,515,714        2,453,130       3,968,844
BIOTECHNOLOGY--2.7%
Amgen                                        37,827 a        56,211 a          94,038     2,583,962        3,839,773       6,423,735
Genzyme                                      17,250 a        27,875 a          45,125     1,062,255        1,716,543       2,778,798
MedImmune                                    74,012 a       109,984 a         183,996     2,395,768        3,560,182       5,955,950
                                                                                          6,041,985        9,116,498      15,158,483
BROADCASTING & CABLE TV--1.2%
Comcast, Cl. A (Special)                     64,575 a        96,973 a         161,548     2,704,401        4,061,229       6,765,630
BUILDING PRODUCTS--.8%
Masco                                        57,787          86,068           143,855     1,726,098        2,570,851       4,296,949
COAL--.4%
Peabody Energy                               22,841          34,045            56,886       923,005        1,375,758       2,298,763
COMMUNICATIONS EQUIPMENT--5.6%
Cisco Systems                               259,984 a       390,723 a         650,707     7,105,363        1,678,460      17,783,823
Corning                                     102,887 a       152,614 a         255,501     1,925,016        2,855,408       4,780,424
Motorola                                     65,797          98,127           163,924     1,352,786        2,017,491       3,370,277
Nokia, ADR                                  114,452         170,775           285,227     2,325,665        3,470,148       5,795,813
                                                                                         12,708,830       19,021,507      31,730,337
COMPUTER & ELECTRONICS RETAIL--1.0%
Best Buy                                     47,072          70,391           117,463     2,315,472        3,462,533       5,778,005
COMPUTER HARDWARE--6.0%
Apple Computer                               52,583 a        78,639 a         131,222     4,461,142        6,671,733      11,132,875
Diebold                                      65,944          98,472           164,416     3,072,990        4,588,795       7,661,785
Hewlett-Packard                             121,050         182,850           303,900     4,986,050        7,531,591      12,517,641

Sun Microsystems                            214,234 a       319,369 a         533,603     1,161,148        1,730,980       2,892,128
                                                                                         13,681,330       20,523,099      34,204,429
COMPUTER STORAGE & PERIPHERALS--2.1%
EMC/Massachusetts                           121,360 a       179,976 a         301,336     1,601,952        2,375,683       3,977,635
SanDisk                                      25,408 a        37,877 a          63,285     1,093,306        1,629,847       2,723,153
Seagate Technology                           81,709         122,334 a         204,043     2,165,289        3,241,851       5,407,140
                                                                                          4,860,547        7,247,381      12,107,928
CONSUMER ELECTRONICS--.4%
Harman International Industries               8,741          13,044            21,785       873,313        1,303,226       2,176,539
DATA PROCESSING & OUTSOURCED SERVICES--1.1%
Automatic Data Processing                    38,050          57,000            95,050     1,873,963        2,807,250       4,681,213
Western Union                                26,369          39,300            65,669       591,193           26,369       1,472,299
                                                                                          2,465,156        3,688,356       6,153,512
DEPARTMENT STORES--1.4%
Federated Department Stores                  82,925         125,900           208,825     3,161,930        4,800,567       7,962,497
DIVERSIFIED CHEMICALS--.8%
E.I. du Pont de Nemours & Co.                37,975          56,900            94,875     1,849,762        2,771,599       4,621,361
DIVERSIFIED FINANCIALS--2.2%
Citigroup                                    28,284          41,945            70,229     1,575,419        2,336,284       3,911,756
JPMorgan Chase & Co.                         70,775         106,875           177,650     3,418,433        5,162,063       8,580,496
                                                                                          4,993,852        7,498,400      12,492,252
ENVIRONMENTAL & FACILITIES SERVICES--.8%
Waste Management                             51,661          77,013           128,674     1,899,575        2,831,768       4,731,343
EXCHANGE TRADED FUNDS--3.8%
iShares Russell 1000 Growth Index
   Fund                                      63,147          94,150           157,297     3,474,979           63,147       8,656,043
NASDAQ-100 Trust Series 1                    81,525          65,075           146,600     3,518,619        2,808,637       6,327,256
Standard & Poor's Depository
   Receipts (Tr. Ser. 1)                     24,691          22,625            47,316     3,498,468        3,205,736       6,704,204
                                                                                         10,492,066       11,195,448      21,687,514
FOOD DISTRIBUTORS--.6%
SYSCO                                        37,797          56,402            94,199     1,389,418        2,073,338       3,462,756
FOOD RETAIL--.7%
Safeway                                      48,435          71,829           120,264     1,673,914        2,482,410       4,156,324
HEALTH CARE EQUIPMENT--1.6%
Zimmer Holdings                              45,821 a        68,665 a         114,486     3,591,450        5,381,963       8,973,413
HOME ENTERTAINMENT SOFTWARE--1.7%
Electronic Arts                              74,812 a       111,425 a         186,237     3,767,532        5,611,363       9,378,895
HOME FURNISHING RETAIL--.3%
Williams-Sonoma                              22,271          33,196            55,467       700,200        1,043,682       1,743,882
HOTELS, RESORTS & CRUISE LINES--.4%
Marriott International, Cl. A                19,942          29,970            49,912       951,632        1,430,168       2,381,800
HOUSEHOLD PRODUCTS--3.9%
Colgate-Palmolive                            67,675         102,825           170,500     4,415,117        6,708,303      11,123,420
Procter & Gamble                             68,121         102,044           170,165     4,378,137        6,558,368      10,936,505
                                                                                          8,793,254       13,266,671      22,059,925
HYPERMARKETS & SUPER CENTERS--2.1%
Wal-Mart Stores                             103,296         153,188           256,484     4,770,209        7,074,222      11,844,431
INDUSTRIAL CONGLOMERATES--3.2%
General Electric                            197,702         296,357           494,059     7,356,491       11,027,444      18,383,935
INTEGRATED OIL & GAS--3.4%
Chevron                                      25,156          37,802            62,958     1,849,721        2,779,581       4,629,302

Exxon Mobil                                  77,275         115,525           192,800     5,921,583        8,852,681      14,774,264
                                                                                          7,771,304       11,632,262      19,403,566
INTERNET SOFTWARE & SERVICES--2.9%
Google, Cl. A                                10,647 a        15,959 a          26,606     4,902,731        7,348,800      12,251,531
Yahoo!                                       63,198 a        94,042 a         157,240     1,614,077        2,401,833       4,015,910
                                                                                          6,516,808        9,750,633      16,267,441
INVESTMENT BANKING & BROKERAGE--4.5%
Charles Schwab                              225,675         344,750           570,425     4,364,555        6,667,465      11,032,020
Goldman Sachs Group                          16,073          24,004            40,077     3,204,153        4,785,197       7,989,350
Morgan Stanley                               31,356          46,970            78,326     2,553,319        3,824,767       6,378,086
                                                                                         10,122,027       15,277,429      25,399,456
IT CONSULTING & OTHER SERVICES--.9%
Accenture, Cl. A                             55,856          83,940           139,796     2,062,762        3,099,904       5,162,666
LIFE SCIENCES TOOLS & SERVICES--1.0%
Thermo Fisher Scientific                     51,565 a        76,470 a         128,035     2,335,379        3,463,326       5,798,705
MOVIES & ENTERTAINMENT--1.1%
Walt Disney                                  71,232         104,980           176,212     2,441,121        3,597,665       6,038,786
MULTI-LINE INSURANCE--.8%
American International Group                 24,909          37,339            62,248     1,784,979        2,675,713       4,460,692
OIL & GAS EQUIPMENT & SERVICES--1.2%
Schlumberger                                 43,692          65,416           109,108     2,759,587        4,131,675       6,891,262
PACKAGED FOODS & MEATS--1.8%
Cadbury Schweppes, ADR                       27,522          40,731            68,253     1,181,519        1,748,582       2,930,101
Dean Foods                                   40,250 a        60,000 a         100,250     1,701,770        2,536,800       4,238,570
Unilever (NY Shares)                         44,164          65,837           110,001     1,203,469        1,794,058       2,997,527
                                                                                          4,086,758        6,079,440      10,166,198
PERSONAL PRODUCTS--1.6%
Avon Products                               113,948         168,320           282,268     3,764,842        5,561,293       9,326,135
PHARMACEUTICAL--8.3%
Allergan                                     29,241          43,627            72,868     3,501,317        5,223,897       8,725,214
Bristol-Myers Squibb                         44,003          65,598           109,601     1,158,159        1,726,539       2,884,698
Covance                                      19,476 a        28,890 a          48,366     1,147,331        1,701,910       2,849,241
Eli Lilly & Co.                              21,398          31,872            53,270     1,114,836        1,660,531       2,775,367
Johnson & Johnson                            67,686         101,462           169,148     4,468,630        6,698,521      11,167,151
Pfizer                                       66,548         100,316           166,864     1,723,593        2,598,184       4,321,777
Schering-Plough                             134,163         201,112           335,275     3,171,613        4,754,288       7,925,901
Wyeth                                        49,446          74,121           123,567     2,517,790        3,774,241       6,292,031
                                                                                         18,803,269       28,138,111      46,941,380
PROPERTY & CASUALTY INSURANCE--1.5%
Allstate                                     46,675          82,500           129,175     3,039,009        5,371,575       8,410,584
Semiconductor Equipment--1.8%
ASML Holding (NY Shares)                    120,954 a       180,331 a         301,285     2,979,097        4,441,553       7,420,650
KLA-Tencor                                   24,324          36,262            60,586     1,210,119        1,804,035       3,014,154
                                                                                          4,189,216        6,245,588      10,434,804
SEMICONDUCTORS--2.4%
Broadcom, Cl. A                              35,190 a        52,508 a          87,698     1,136,989        1,696,533       2,833,522
Linear Technology                            50,020          74,805           124,825     1,516,606        2,268,088       3,784,694
Marvell Technology Group                     48,151 a        71,252 a         119,403       924,018        1,367,326       2,291,344
Texas Instruments                            68,021         100,896           168,917     1,959,005        2,905,805       4,864,810
                                                                                          5,536,618        8,237,752      13,774,370
SOFT DRINKS--1.6%
PepsiCo                                      51,475          95,100           146,575     3,219,761        5,948,505       9,168,266

SPECIALIZED FINANCE--1.0%
Chicago Mercantile Exchange
      Holdings, Cl. A                         2,832           4,200             7,032     1,443,612        2,140,950       3,584,562
Nasdaq Stock Market                          31,066 a        45,975 a          77,041       956,522        1,415,570       2,372,092
                                                                                          2,400,134        3,556,520       5,956,654

SPECIALTY STOREs--1.5%
AutoZone                                      8,104 a        12,071 a          20,175       936,498        1,394,925       2,331,423
Tiffany & Co.                                62,372          92,956           155,328     2,447,477        3,647,593       6,095,070
                                                                                          3,383,975        5,042,518       8,426,493
SYSTEMS SOFTWARE--7.5%
Adobe Systems                               117,391 a        172,927 a        290,318     4,827,118        7,110,758      11,937,876
Microsoft                                   327,520          486,703          814,223     9,779,747       14,532,952      24,312,699
Oracle                                      141,898 a        213,254 a        355,152     2,432,132        3,655,174       6,087,306
                                                                                                                          42,337,881
TOBACCO--1.6%
Altria Group                                 41,912           62,470          104,382     3,596,888        5,361,175       8,958,063
Total Common Stocks
      (cost $193,944,324 and $287,720,793
      respectively)                                                                     221,710,400      329,247,477     550,957,877

OTHER INVESTMENT--3.0%
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY;
Dreyfus Institutional Preferred
      Plus Money Market Fund
      (cost $7,362,000 and $ 9,637,000
           respectively)                  7,362,000 b     9,637,000 b      16,999,000     7,362,000          9,637,000    16,999,000

TOTAL INVESTMENTS--100.0%
(cost $201,306,324 and $297,357,793
           respectively)                                                                229,072,400        338,884,477   567,956,877

ADR - American Depository Receipts

*     Management does not anticipate having to sell any securities as a result of the Exchange.

a     Non-income producing security.

b     Investment in affiliated money market mutual fund.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
31-Dec-06
                                                                                                                    DREYFUS FOUNDERS
                                                                                                                     EQUITY GROWTH
                                                                                      DREYFUS                           FUND
                                                                   DREYFUS            FOUNDERS                        PRO FORMA
                                                                   FOUNDERS            EQUITY                         COMBINED
                                                                  GROWTH FUND        GROWTH FUND     ADJUSTMENTS**    (NOTE 1)
                                                                  -----------        -----------     -------------  ----------------
ASSETS:         Investments in securities, at value - See
                   Statement of Investments *
                Unaffiliated issuers                             $  329,247,477    $   221,710,400                  $   550,957,877
                Affiliated issuers                                    9,637,000          7,362,000                       16,999,000
                Cash                                                    260,836            210,660                          471,496
                Receivable for investment securities sold             3,904,211          2,594,750                        6,498,961
                Dividends and interest receivable                       439,796            295,073                          734,869
                Receivable for shares of Common Stock
                  subscribed                                             70,399            193,841                          264,240
                Prepaid expenses                                         44,068             34,526                           78,594
                Other expenses                                            7,418                  -                            7,418
                                                                 ---------------   ----------------  -------------  ----------------

                   TOTAL ASSETS                                     343,611,205        232,401,250                      576,012,455
                                                                 ---------------   ----------------  -------------  ----------------

LIABILITIES:    Due to the Dreyfus Corporation and
                   affiliates                                    $      423,076    $       234,349                          657,425
                Payable for investment securities purchased           3,182,902          2,178,936                        5,361,838
                Payable for shares of Common Stock redeemed             214,855             22,723                          237,578
                Directors' deferred compensation                          7,418                  -                            7,418
                Accrued expenses                                        270,334            150,543                          420,877
                                                                 ---------------   ----------------  -------------  ----------------

                   TOTAL LIABILITIES                                  4,098,585          2,586,551                        6,685,136
                                                                 ---------------   ----------------  -------------  ----------------

NET ASSETS                                                       $  339,512,620    $   229,814,699                  $   569,327,319
                                                                 ===============   ================  =============  ================

REPRESENTED BY: Paid-in capital                                  $  969,209,847    $   270,638,655                  $ 1,239,848,502
                Accumulated undistributed investment income
                   (loss) - net                                        (114,287)           325,865                          211,578
                Accumulated net realized gain (loss) on
                   investments                                     (671,110,759)       (68,916,176)                    (740,026,935)
                Accumulated net unrealized appreciation
                   (depreciation) on investments                     41,527,819         27,766,355                       69,294,174
                                                                 ---------------   ----------------  -------------  ----------------

NET ASSETS                                                       $  339,512,620    $   229,814,699                  $   569,327,319
                                                                 ===============   ================  =============  ================

CLASS A SHARES (750 million, $.01 par value shares authorized)
  Net Assets                                                     $   12,267,718    $     4,399,026                  $    16,666,744
  Shares outstanding                                                    994,507            769,294       1,150,985        2,914,786
  Net asset value, and redemption price per share                $        12.34    $          5.72                  $          5.72
                                                                 ===============   ================  =============  ================

Maximum offering price per share (net asset value
  plus maximum sales charge)                                     $        13.09    $          6.07                  $          6.07
                                                                 ===============   ================  =============  ================

CLASS B SHARES (750 million, $.01 par value shares authorized)
Net Assets                                                       $    2,442,667    $     1,045,553                  $     3,488,220
Shares outstanding                                                      208,650            189,910         234,779          633,339
Net asset value, offering price and redemption price per share   $        11.71    $          5.51                  $          5.51
                                                                 ===============   ================  =============  ================

CLASS C SHARES (750 million, $.01 par value shares authorized)
Net Assets                                                       $    1,399,493    $     3,758,718                  $     5,158,211
Shares outstanding                                                      119,387            694,429         139,248          953,064
Net asset value, offering price and redemption price per share   $        11.72    $          5.41                  $          5.41
                                                                 ===============   ================  =============  ================

CLASS F SHARES (750 million, $.01 par value shares authorized)
Net Assets                                                       $  320,732,912    $   220,502,271                  $   541,235,183
Shares outstanding                                                   25,838,095         37,602,611      28,880,465       92,321,171
Net asset value, offering price and redemption price per share   $        12.41    $          5.86                  $          5.86
                                                                 ===============   ================  =============  ================

CLASS R SHARES (750 million, $.01 par value shares authorized)
Net Assets                                                       $    2,594,467    $        96,939                  $     2,691,406
Shares outstanding                                                      205,798             16,649         240,098          462,545
Net asset value, offering price and redemption price per share   $        12.61    $          5.82                  $          5.82
                                                                 ===============   ================  =============  ================

CLASS T SHARES (750 million, $.01 par value shares authorized)
Net Assets                                                       $       75,363    $        12,192                  $        87,555
Shares outstanding                                                        6,397              2,239           7,430           16,066
Net asset value, offering price and redemption price per share   $        11.78    $          5.45                  $          5.45
                                                                 ===============   ================  =============  ================

Maximum offering price per share (net asset value
  plus maximum sales charge)                                     $        12.34    $          5.71                  $          5.71
                                                                 ===============   ================  =============  ================


* Investments in securities, at cost
     Unaffiliated issuers                                        $  287,720,793    $   193,944,324                  $   481,665,117
                                                                 ===============   ================  =============  ================
     Affiliated issuers                                          $    9,637,000    $     7,362,000                  $    16,999,000
                                                                 ===============   ================  =============  ================

**Adjustment to reflect the exchange of shares outstanding from Dreyfus Founders Growth Fund to Dreyfus Founders Equity Growth Fund.


                                       SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

PRO FORMA STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
For the Twelve Months Ended December 31, 2006
                                                                                                                    DREYFUS FOUNDERS
                                                                                                                     EQUITY GROWTH
                                                                                                                         FUND
                                                                                 DREYFUS                               PRO FORMA
                                                              DREYFUS         FOUNDERS EQUITY                          COMBINED
                                                        FOUNDERS GROWTH FUND    GROWTH FUND     ADJUSTMENTS (a)        (NOTE 1)
                                                        --------------------  ---------------   ---------------    ----------------
INVESTMENT INCOME:
INCOME:     Cash Dividends (net of $20,771 and $13,706
                 foreign taxes withheld at source)
            Unaffiliated issuers                          $     3,689,880     $     2,416,650                       $     6,106,530
            Affiliated issuers                                    226,113             151,266                               377,379
            Interest                                              311,752             279,207                               590,959
                                                          ----------------    ----------------  ----------------    ----------------
                 TOTAL INCOME                                   4,227,745           2,847,123                             7,074,868
                                                          ----------------    ----------------  ----------------    ----------------

EXPENSES:   Investment advisory fee                             2,549,761           1,422,728          (466,189)(b)       3,506,300
            Distribution fees                                     838,188             174,239                             1,012,427
            Shareholder servicing costs                           680,486             371,396                             1,051,882
            Accounting fees                                       199,405             131,407                               330,812
            Professional fees                                     138,833              97,191           (50,000)(b)         186,024
            Prospectus and shareholders' reports                  115,815              69,284          (125,000)(b)          60,099
            Trustees' fees and expenses                            88,606              59,476                 - (b)         148,082
            Registration fees                                      70,727              67,252           (50,000)(b)          87,979
            Loan Commitment fees                                   13,444               8,783                                22,227
            Custodian fees                                          7,108               6,817                                13,925
            Interest expense                                          388                   -                                   388
            Miscellaneous                                          69,585              40,888           (10,000)(b)         100,473
                                                          ----------------    ----------------  ----------------    ----------------
                 TOTAL EXPENSES                                 4,772,346           2,449,461          (701,189)          6,520,618
                                                                              ----------------  ----------------    ----------------
            Less- reduction in custody fees due to
                 waiver                                                 -                (287)                                 (287)
            Less- reduction in custody fees due to
                 earnings credits                                 (12,337)             (8,387)                              (20,724)
            Less- reimbursed/waived expenses                            -                 (80)                                  (80)
                                                          ----------------    ----------------  ----------------    ----------------
                 NET EXPENSES                                   4,760,009           2,440,707          (701,189)          6,499,527
                                                          ----------------    ----------------  ----------------    ----------------

INVESTMENT INCOME - NET                                          (532,264)            406,416           701,189             575,341
                                                          ----------------    ----------------  ----------------    ----------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

            Net realized gain (loss) on investments            23,110,311          13,557,877                            36,668,188
            Net unrealized appreciation (depreciation)
                 on investments                                18,372,201          13,579,976                            31,952,177
                                                          ----------------    ----------------  ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS         41,482,512          27,137,853                            68,620,365
                                                          ----------------    ----------------  ----------------    ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ($):                                    $    40,950,248     $    27,544,269   $       701,189     $    69,195,706
                                                          ================    ================  ================    ================


(a) Merger related expenses are excluded.
(b) Reflects the adjustment of expenses to be commensurate with those of the combined fund.


                                       SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

     At a special meeting of the Board of Directors of the Company, the Board approved a Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund. Fund shares will be exchanged for a number of shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares then will be distributed to the Fund shareholders on a pro rata basis in liquidation of the Fund.

     The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at December 31, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended December 31, 2006. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under U.S. generally accepted accounting principles. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are December 31 for the Acquiring Fund and December 31 for the Fund.

     The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in this Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred at December 31, 2006. The pro forma financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.

Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be split proportionately between the Acquiring Fund and the Fund, based on the net assets of each fund.

The Acquiring  Fund  may  enter  into  contracts  and  agreements that contain a variety of representations and warranties, and which provide general indemnifications. The maximum exposure to the Acquiring Fund under these arrangements is unknown, as this would involve future claims that may be made against the Acquiring Fund that have not yet occurred. However, based on experience, the Acquiring Fund expects the risks of loss to be remote.

NOTE 2--Portfolio Valuation:

     Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Securities for which there are no such valuations are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

NOTE 3--Capital Shares:

     The pro forma net asset value per share of the Fund assumes issuance of 58,216,893 Class A, 443,315 Class B, 258,686 Class C, 445,785 Class R and 13,828
Class T shares. The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of the Fund at December 31, 2006 by the net asset value per share of the Acquiring Fund on December 31, 2006. On this date, the Acquiring Fund's net asset value was $5.72 for Class A, $5.51 for Class B, $5.41 for Class C, $5.82 for Class R and $5.45 for Class T shares.

NOTE 4--Pro Forma Operating Expenses:

     The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on January 1, 2006.

NOTE 7--Federal Income Taxes:

     Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

     The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.


--------------------------------------------------------------------------------

                          DREYFUS FOUNDERS FUNDS, INC.

--------------------------------------------------------------------------------

     The Company is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Company was incorporated on June 19, 1987 under the laws of the State of Maryland.

     All of the Company's series portfolios (the "Funds") are diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Fund's outstanding voting shares.

     On February 22, 2002, Dreyfus Founders Focus Fund was merged into Dreyfus Founders Growth Fund. On December 22, 2004, Dreyfus Founders Growth and Income Fund changed its name to Dreyfus Founders Equity Growth Fund.

     Founders Asset Management LLC ("Founders") serves as each Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.


--------------------------------------------------------------------------------

                     INVESTMENT OBJECTIVES AND RESTRICTIONS

--------------------------------------------------------------------------------

     The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

         Fund                   Investment Objective
---------------------------------------------------------------
 Balanced              Current income and capital appreciation

 Discovery             Capital appreciation

 Equity Growth         Long-term growth of capital and income

 Growth                Long-term growth of capital

 International Equity  Long-term growth of capital

 Mid-Cap Growth        Capital appreciation

 Passport              Capital appreciation

 Worldwide Growth      Long-term growth of capital

     In addition, each Fund has adopted investment restrictions numbered 1 through 7 below as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. Investment restrictions numbered 8 through 11 below are non-fundamental policies and may be changed, as to a Fund, by vote of a majority of the members of the Company's Board of Directors (the "Board") at any time. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limits that results from a change in values or net assets will not be considered a violation; provided, however, that if the level of a Fund's borrowings increases above the percentage restriction stated in investment restriction 4, below, the Fund is required to reduce the level of its borrowings to a level that is at or below the percentage restriction as provided in the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     No Fund may:

     1. Invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

     3. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate.

A Fund may also invest in readily marketable interests in real estate investment trusts.

     4. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

     5. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     6. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

     7. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     No Fund may:

     8. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

     9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

     10. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

     11. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

     In applying the limitations on investments in any one industry set forth in restriction 1, above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, and Bloomberg L.P., and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.

     Except for the Funds' fundamental investment objectives and the fundamental restrictions numbered 1 through 7 above, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Board without shareholder approval. However, the policies of the Equity Growth, International Equity and Mid-Cap Growth Funds to normally invest at least 80% of their net assets in stocks that are included in a widely recognized index of stock market performance, foreign equity securities, and equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index, respectively, may not be changed unless at least 60 days' prior written notice of the change is given to the respective Fund's shareholders.

     The Company and Founders have received an exemptive order from the SEC, which, among other things, permits the Funds to use cash collateral received in connection with lending the Funds' securities and other un-invested cash to purchase shares of one or more registered money market funds advised by The Dreyfus Corporation ("Dreyfus"), in excess of limitations imposed by the 1940 Act.

--------------------------------------------------------------------------------

                         INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

     The Prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered "principal investment strategies" and discusses the risks associated with these strategies.

TEMPORARY DEFENSIVE INVESTMENTS

     In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER

     During the fiscal years ended 2006 and 2005, respectively, the portfolio turnover rates for each of the Funds were as follows: Balanced Fund - 197% and 181%; Discovery Fund - 202% and 160%; Equity Growth Fund - 110% and 126%; Growth Fund - 103% and 120%; International Equity Fund - 79% and 54%; Mid-Cap Growth Fund - 104% and 211%; Passport Fund - 73% and 729%; and Worldwide Growth Fund - 114% and 120%. The increased portfolio turnover rate of the Discovery Fund was primarily due to a repositioning of the Fund's portfolio by the new management team, which began managing the Fund in August 2006. The Mid-Cap Growth Fund had a higher portfolio turnover rate in 2005 due to two factors. First, the number of portfolio holdings was decreased in that year by approximately 50%, as the Fund's portfolio concentration was increased. Second, the decline in assets for the Fund during the year also decreased the level of assets used in calculating turnover. The decreased portfolio turnover rate of the Passport Fund was primarily due to the management style of the Fund's current portfolio managers, who began managing the Fund in November 2005, which involves less short-term trading than was engaged in by the Fund's prior portfolio manager.

     A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. The Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control.

     Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

DERIVATIVE INSTRUMENTS

     All of the Funds may enter into futures contracts (including those related to indexes) and forward contracts, may purchase and/or write (sell) options on securities, securities indexes, futures contracts and foreign currencies, and may purchase equity-linked notes ("ELNs"). Balanced Fund may also invest in mortgage-related securities. See "Investment Strategies and Risks - Mortgage-Related Securities" below. Each of these instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument.

     OPTIONS ON SECURITIES INDEXES AND SECURITIES. An option gives its purchaser the right to buy or sell an instrument at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security or index. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

     So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

     All of the Funds may write (sell) call options on their portfolio securities for income and may write put options. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions. The Funds may also buy call and put options.

     When a Fund purchases a security with respect to which it intends to write a call option, it is likely that the option will be written concurrently with or shortly after purchase. A Fund will write a call option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

     A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

     The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it with respect to a call option it has written, rather than delivering such security from its portfolio.

     All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

     When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

     Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders.

     The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

     One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indexes might be halted at a time when the securities markets generally remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

     OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

     Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     FUTURES CONTRACTS. All of the Funds may purchase and sell futures contracts. The Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore is not subject to registration as a pool operator under the CEA.

     U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

     The Funds also may purchase and sell interest rate and foreign currency futures contracts.

     The purchase and sale of futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

     Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

     OPTIONS ON FUTURES CONTRACTS. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities Indexes and Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

     OPTIONS ON FOREIGN CURRENCIES. All of the Funds may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options (or write call options) on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options (or write put options) thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

     RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indexes, securities, and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

     In addition, options on U.S. Government securities, futures contracts, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

     FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES. The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), a Fund may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in that currency. In addition, a Fund may engage in "proxy hedging" (i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated), with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long- term investment strategies.

     At the consummation of a forward contract calling for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of the Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

     The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities, and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

COVER. Transactions using options, futures contracts and forward contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Pursuant to regulations and/or published positions of the SEC, each Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to such transactions. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts' full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

     EQUITY-LINKED NOTES. All of the Funds may purchase equity-linked notes ("ELNs"). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund's ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

FOREIGN SECURITIES AND ADRS

     The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets. U.S. dollar-denominated foreign debt obligations are not subject to the maximum limits that certain Funds have on their investments in foreign securities.

     Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

     Foreign stock markets may have substantially less trading volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

     Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

     In addition, the Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Each of the Balanced, Discovery, Equity Growth, Growth and Mid-Cap Growth Funds will not invest more than 5% of its total assets, measured at the time of purchase, in securities issued by companies located in such countries. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Hungary, Iceland, India, Indonesia, Israel, Jordan, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Republic of Korea (South Korea), Romania, Russia and the other countries of the former Soviet Union, Slovak Republic, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, and Vietnam.

     American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

SECURITIES THAT ARE NOT READILY MARKETABLE

     The Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are a number of securities issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see "Investment Strategies and Risks - Rule 144A Securities" below).

     A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

     The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES

     A large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

     The Board of Directors of the Company has delegated to Founders, or to its designee subject to the general oversight of Founders, the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, the following factors will be considered, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). The readily marketable nature of each Rule 144A security must be monitored on a basis no less frequently than quarterly. The Funds' directors also monitor these determinations quarterly.

FIXED-INCOME SECURITIES

     The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Funds may buy.

     The Funds, other than Balanced Fund, will invest in bonds, debentures, and corporate obligations - other than convertible securities and preferred stock - only if they are rated investment grade (Baa, BBB or higher) at the time of purchase. If a bond's, debenture's or other corporate obligation's rating is reduced to below investment grade, or it becomes unrated, after purchase, the Funds, other than Balanced Fund, may not invest more than 5% of a Fund's total assets in the aggregate of such bonds, debentures, and corporate obligations, and any convertible securities, rated below investment grade or in unrated securities believed by Founders to be equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks.

The Balanced Fund may invest up to 15% of the fixed-income portion of the Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade or unrated. This 15% limitation does not apply to preferred stocks.

     Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The Appendix to this SAI provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

     Interest rate risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to 5% or less of its total assets, in the case of the Funds other than Balanced Fund, or to 15% or less of the fixed-income portion of the Balanced Fund's total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

     Because investment in medium and lower rated securities involves both greater credit risk and interest rate risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Equity Funds may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Founders attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds, although certain Funds may purchase U.S. Treasury STRIPS as described under "Investment Strategies and Risks - Government Securities."

     Founders seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

FOREIGN BANK OBLIGATIONS

     The Funds may invest in obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions.

     The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

     Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

REPURCHASE AGREEMENTS

     A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' Board of Directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

     None of the Funds have adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable."

CONVERTIBLE SECURITIES

     All Funds may buy securities convertible into common stock if, for example, Founders believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

GOVERNMENT SECURITIES

     U.S. government obligations include, but are not limited to, Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies, authorities and instrumentalities of the U.S. government include, but are not limited to, securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Private Export Funding Corporation ("PEFCO"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of Fannie Mae. The Funds also may invest in obligations issued by the International Bank for Reconstruction and Development ("IBRD" or "World Bank").

     All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

     The Funds also may invest in securities issued by foreign governments and/or their agencies. See "Investment Strategies and Risks - Foreign Securities and ADRs" above.

MORTGAGE-RELATED SECURITIES

     Balanced Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). Other Funds also may invest in such securities for temporary defensive purposes.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

     Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

     Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     The duration of CMOs is calculated using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

     A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH SECURITIES

     A Fund may acquire commercial paper, certificates of deposit or bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

WHEN-ISSUED SECURITIES

     The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the Founders or the Fund's custodian until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING AND LENDING

     If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Objectives and Restrictions - Fundamental Investment Restrictions" above for each Fund's limitation on borrowing.

     Pursuant to an exemptive order issued by the SEC, the Funds are permitted to utilize an interfund credit facility that allows each Fund to lend money directly to and borrow money directly from other Funds for temporary or emergency purposes in accordance with the Funds' investment policies and limitations. A Fund may borrow through the facility only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending Fund could result in a lost investment opportunity.

SECURITIES OF OTHER INVESTMENT COMPANIES

     Each of the Funds may acquire  securities  of other  investment  companies, subject to the limitations of the 1940 Act, the rules thereunder and/or the conditions of applicable exemptive orders issued by the SEC. Except as provided below, no Fund may purchase securities of another investment company if, immediately after such purchase: (a) the Fund would own more than 3% of the voting securities of such company, (b) the Fund would have more than 5% of its total assets invested in the securities of such company, or (c) the Fund would have more than 10% of its total assets invested in the securities of all such investment companies. These are referred to hereafter as the "Investment Company Purchase Limitations." In addition, a Fund may not purchase securities issued by a closed-end investment company if, immediately after such purchase, the Fund and any other Funds together own more than 10% of the voting securities of such closed-end fund. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

     Each Fund also may invest its un-invested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the Investment Company Purchase Limitations described above.

     Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). ETFs are a type of index fund that trade like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs. An investment by a Fund in an ETF is subject to the Investment Company Purchase Limitations, except where the ETF has been granted an exemption from such limitations by the SEC and the Fund has abided by all of the applicable conditions of the exemption.

     For purposes of determining compliance with the investment policies requiring certain Funds to invest at least 65% or 80% of their assets in particular types of securities, the Funds are permitted to "look through" their ETF holdings at the underlying portfolio securities held by the ETFs. For example, Mid-Cap Growth Fund has a policy of normally investing at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Mid Cap Growth Index. If this Fund invested 2% of its net assets in an ETF known as a Standard & Poor's Depository Receipt ("SPDR"), and it is assumed that half of the SPDR's portfolio is invested in companies within the market capitalization range of the Russell Mid Cap Growth Index, then half of the Fund's SPDR position, or 1% of its net assets, would count towards compliance with the Fund's 80% policy.



--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

--------------------------------------------------------------------------------

     The Board of Directors of the Company oversees all 8 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. All directors of the Company, as listed below, are Independent Directors, which means they are not "interested persons" (as defined in the 1940
Act). They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age
80), resign, or are not reelected.

DIRECTORS

              POSITION(S)    YEAR
                  HELD      JOINED      PRINCIPAL OCCUPATION(S)                OTHER
NAME AND AGE  WITH COMPANY   BOARD       DURING PAST FIVE YEARS            DIRECTORSHIPS
------------  ------------- ------      ------------------------           -------------
EUGENE H.     Chairman of    1970        Founding Chairman,                 Director,

              POSITION(S)    YEAR
                  HELD      JOINED      PRINCIPAL OCCUPATION(S)                OTHER
NAME AND AGE  WITH COMPANY   BOARD       DURING PAST FIVE YEARS            DIRECTORSHIPS
------------  ------------- ------      ------------------------           -------------
VAUGHAN, CFA  the Board              Vaughan Nelson Investment              Encore Bank, Houston.
Age:  73      and Director           Management, LP, an                     Founding Chairman,
              (1),(3)                investment counseling firm.            Center for Houston's
                                                                            Future, a non- profit
                                                                            organization. Founding
                                                                            Chairman and former
                                                                            Governor, CFA Institute.
                                                                            Past Chairman and
                                                                            Trustee, Institute of
                                                                            Chartered Financial
                                                                            Analysts. Past Chairman
                                                                            and Director, Financial
                                                                            Analysts Federation.

ALAN S.       Director       1991      Private investor. Formerly,          Director, Gore Range
DANSON        (1),(3),(4)              President and Director, D.H.         Natural aScience School
Age:  67                               Management, Inc., the genera         and The Les Streeter
                                       partner of a limited                 Program, Inc., both of
                                       partnership with technology          which are non-profit
                                       company holdings (1996 to            organizations.
                                       2003).

ROBERT P.     Director       1998      Private investor. Chairman of        Member, Boston Society of
MASTROVITA    (3),(4)                  a private charitable                 Security Analysts.
Age:  62                               foundation (1997 to present).        Trustee, Partridge
                                       Formerly, Chairman and               Academy.
                                       Director, Hagler, Mastrovita
                                       & Hewitt, Inc., a registered
                                       investment adviser (1982 to
                                       1997).

TRYGVE E.     Director       1996      President, Myhren Media,             Director, Advanced
MYHREN        (1),(2),(4)              Inc., a firm that invests in         Marketing Services, Inc.
Age:  70                               and advises media,                   Trustee and Chairman of
                                       telecommunications, Internet         Finance Committee, the
                                       and software companies.              University of Denver.
                                       Special Limited Partner and          Trustee, Denver Art
                                       member of Investment                 Museum. Member, Cable
                                       Committee, Megunticook Funds,        Television Hall of Fame.
                                       a venture capital firm (1998
                                       to present). Formerly,
                                       President (1990 to 1996) and
                                       Director (1992 to 2001) of
                                       the Providence Journal
                                       Company, a diversified media
                                       and communications company.
                                       Formerly, Chairman and Chief
                                       Executive Officer of American
                                       Television and Communications

              POSITION(S)    YEAR
                  HELD      JOINED      PRINCIPAL OCCUPATION(S)                 OTHER
NAME AND AGE  WITH COMPANY   BOARD       DURING PAST FIVE YEARS             DIRECTORSHIPS
------------  ------------- ------      ------------------------            -------------
                                     Corporation (now Time Warner
                                     Cable) (1981 to 1988).
                                     Formerly, Chairman of the
                                     National Cable Television
                                     Association (1986-1987).

GEORGE W.     Director (2)   1998    Retired. Formerly, President           Vice Chairman of the
PHILLIPS                             and Chief Executive Officer            Board, Chairman of the
Age:  68                             (1992 to 1997) and Director            Finance Committee, and
                                     (1992 to 2002) of Warren               Chairman of the
                                     Bancorp, Inc. Formerly,                Investment Committee,
                                     President, Chief Executive             Children's Medical Center
                                     Officer and Director of                of Boston.
                                     Warren Five Cents Savings
                                     Bank (1992 to 1997).

MARTHA A.     Director (2)   2005    Telecommunications Director,           Board member and
SOLIS-TURNER                         Wholesale Markets (1995 to             Treasurer, Mile High
Age:  46                             2001), and Manager (1990 to            Montessori Early Learning
                                     1995), Qwest Communications            Centers (2002 to
                                     International Inc.                     present). Board member
                                                                            (1995 to 2004) and Vice
                                                                            President (2002 to 2004),
                                                                            Curtis Park Community
                                                                            Center. Both are
                                                                            non-profit organizations.

(1) Member of Executive Committee
(2) Member of Audit Committee
(3) Member of Investment Integrity Committee
(4) Member of Valuation Committee

COMMITTEES

     The committees of the Board are the Executive Committee, Audit Committee, Investment Integrity Committee and Valuation Committee. The Company also has a Committee on Directors, composed of all of the directors (all of whom are non-interested or "independent") and chaired by Mr. Vaughan, which serves as a nominating committee. The selection and nomination of the Company's independent directors is a matter left to the discretion of such independent directors. The Committee on Directors did not meet in 2006. When a vacancy on the Board occurs, the Committee on Directors considers nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: Chairman, Dreyfus Founders Funds, Inc., 210 University Boulevard, Suite 800, Denver, CO 80206-4658.

     Except for certain powers that, under applicable law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Executive Committee did not meet in 2006.

     The Audit Committee meets periodically with the Company's independent registered public accounting firm, the Chief Compliance Officer of the Funds, and the executive officers of Founders. This Committee, which met five times during 2006, reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent registered public accounting firm and other matters. The Investment Integrity Committee, which met four times during 2006, monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds' Code of Ethics. The Valuation Committee, which met four times during 2006, is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board. In addition to their in-person meetings during 2006, the members of the Valuation Committee acted on a valuation matter by written consent.

BENEFICIAL OWNERSHIP OF SECURITIES

     The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by Founders, owned by each Director as of December 31, 2006.

                             EUGENE H.    ALAN S.    ROBERT P.   TRYGVE E.     GEORGE W.        MARTHA A.
                              VAUGHAN     DANSON     MASTROVITA   MYHREN       PHILLIPS       SOLIS-TURNER
                             --------     -------    ----------  ---------     ---------      ------------
Balanced                     Over         None       Over        $1 -          Over           None
                             $100,000                $100,000    $10,000       $100,000

Discovery                    None         None       $10,001 -   $1 -          $10,001 -      None
                                                     $50,000     $10,000       $50,000

Equity Growth                Over         None       None        None          None           None
                             $100,000

Growth                       Over         None       None        $1 -          None           None
                             $100,000                            $10,000

International Equity         Over         None       $10,001     Over          None           None
                             $100,000                $50,000     $100,000

Mid-Cap Growth               $50,001 -    $50,001 -  $10,001 -   None          None           None
                             $100,000     $100,000   $50,000

Passport                     Over         None       $10,001 -   $10,001 -     Over           $1 - $10,000
                             $100,000                $50,000     $50,000       $100,000

Worldwide Growth             Over         None       None        Over          Over           None
                             $100,000                            $100,000      $100,000

Aggregate Holdings of
Funds in the Dreyfus
Founders Family              Over         $50,001 -  Over        Over          Over           $1 - $10,000
of Funds                     $100,000     $100,000   $100,000    $100,000      $100,000

      None of the Directors owned securities of Founders, the Distributor or their affiliates as of December 31, 2006.

DIRECTOR COMPENSATION

      The following table sets forth, for the fiscal year ended December 31, 2006, the compensation paid by the Company to its directors for services rendered in their capacities as directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's directors receive pension or retirement benefits. Therefore, none of the Company's directors has estimated annual benefits to be paid by the Company upon retirement.

Compensation Table
------------------
                                          Total compensation from
                                            Company (10 Funds
Name of Person, Position (1)              total) paid to Directors (2)
---------------------------------        -------------------------------
Eugene H. Vaughan, Chairman and Director         $71,500

Alan S. Danson, Director                         $49,000

Robert P. Mastrovita, Director                   $55,500

Trygve E. Myhren, Director                       $44,500

George W. Phillips, Director                     $56,000

Martha Solis-Turner, Director                    $47,500
                                         ------------------------------
TOTAL                                          $324,0003)

(1) The Chairman of the Board, and the Chairmen of the Company's Audit, Investment Integrity and Valuation Committees each received compensation for serving in such capacities in addition to the compensation paid to all directors.
(2) These amounts include the following amounts of deferred compensation accrued on behalf of the following directors during 2006: Mr. Mastrovita $27,750, and Mr. Phillips $56,000.
(3) This amount includes compensation paid to each director for services rendered in connection with the Dreyfus Founders Government Securities and Money Market Funds. The Government Securities Fund merged into the Dreyfus U.S. Treasury Intermediate Term Fund, and the Money Market Fund merged into Dreyfus Liquid Assets Inc., on September 22, 2006. Both Funds were terminated as a result of the mergers.

     In March 2000, the directors adopted a deferred compensation plan pursuant to which they may defer all or a portion of the compensation payable to them as directors of the Company. The deferred amounts are invested in the shares of one or more Funds. Participating directors therefore may be deemed to have an indirect interest in the shares of such Funds in addition to any Fund shares that they may own directly. These indirect interests are included in the table under "Directors and Officers - Beneficial Ownership of Securities."

OFFICERS

     The officers of the Company, their ages, positions with the Company, length of time served, and their principal occupations for the last five years appear below. Company officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.


                   POSITIONS(S)
     NAME        WITH COMPANY AND                         PRINCIPAL OCCUPATION(S) DURING PAST
    AND AGE     LENGTH OF TIME SERVED                                 FIVE YEARS
-------------  -----------------------                  ---------------------------------------
Thomas F. Eggers  President Age: 54 and                   Mr. Eggers is Chief Executive Officer
Age: 54           Principal Executive                     (since December 2006) and President
                  Officer since December                  (most recently since April 2005) and
                  2006.                                   a Director (since April 2005) of
                                                          Dreyfus. He is also Chairman of the
                                                          Board and Chief Executive Officer of

                               POSITIONS(S)
     NAME                    WITH COMPANY AND                         PRINCIPAL OCCUPATION(S) DURING PAST
    AND AGE                 LENGTH OF TIME SERVED                                 FIVE YEARS
-------------              -----------------------                  ---------------------------------------
                                                                      Dreyfus Service Corporation (since
                                                                      April 2005). In addition, Mr. Eggers
                                                                      serves as Chairman, President and
                                                                      Chief Executive Officer of Founders
                                                                      (since December 2006). Mr. Eggers
                                                                      originally joined Dreyfus in 1996 as
                                                                      head of Dreyfus Investments, and he
                                                                      was President of Dreyfus from October
                                                                      2001 to April 2002. From May 2002 to
                                                                      March 2005, Mr. Eggers was President
                                                                      of Scudder Investments.

David L. Ray                  Vice  President  since                  Founders' Senior Vice President,
Age: 49                       2000, and from 1990 to                  Chief Operating Officer (since 2006)
                              1998.                                   and Treasurer. Vice President of the
                                                                      Distributor since 2003. Employed by
                                                                      Founders and its predecessor company
                                                                      since 1990.

Kenneth R. Christoffersen     Secretary  since 2000,                  Founders' Senior Vice President -
Age: 51                       and from 1996 to 1998.                  Legal, General Counsel and Secretary.
                                                                      Assistant Secretary of the
                                                                      Distributor since 2003. Employed by
                                                                      Founders and its predecessor company
                                                                      since 1996.

Jennifer L. Carnes            Treasurer,   Principal                  Manager of Fund Administration for
Age: 35                       Financial  Officer and                  Founders since September 2006.
                              Principal   Accounting                  Formerly, Founders' Supervisor of
                              Officer          since                  Corporate Actions and Pricing (2002
                              September 2006.                         to 2006) and Corporate Actions and
                                                                      Pricing Specialist (2000 to 2002).

Janelle E. Belcher            Chief Compliance                        Founders' Chief Compliance Officer
Age: 49                       Officer since 2004 and                  since 2004 and Vice President -
                              Assistant Secretary                     Compliance since 2002. Formerly,
                              since 2002.                             Founders' Manager of Compliance (2000
                                                                      to 2002) and Securities Compliance
                                                                      Examiner, Staff Accountant and Team
                                                                      Leader for the U.S. Securities and
                                                                      Exchange Commission (1990 to 2000).

Erik D. Naviloff              Assistant Treasurer                     Senior Accounting Manager - Taxable
Age: 39                       since September 2006.                   Fixed Income Funds of Dreyfus, and an
                                                                      officer of 91 investment companies
                                                                      (comprised of over 200 portfolios)
                                                                      managed by Dreyfus. He has been an
                                                                      employee of Dreyfus since 1990.

Robert S. Robol               Assistant Treasurer                     Senior Accounting Manager - Money
Age: 43                       since September 2006.                   Market and Municipal Bond Funds of
                                                                      Dreyfus, and an officer of 91

                               POSITIONS(S)
     NAME                    WITH COMPANY AND                         PRINCIPAL OCCUPATION(S) DURING PAST
    AND AGE                LENGTH OF TIME SERVED                                 FIVE YEARS
-------------              -----------------------                  ---------------------------------------
                                                                      investment companies (comprised of
                                                                      over 200 portfolios) managed by
                                                                      Dreyfus. He has been an employee of
                                                                      Dreyfus since 1988.

Robert Svagna                 Assistant Treasurer                     Senior Accounting Manager - Equity
Age: 40                       since September 2006.                   Funds of Dreyfus, and an officer of
                                                                      91 investment companies (comprised of
                                                                      over 200 portfolios) managed by
                                                                      Dreyfus. He has been an employee of
                                                                      Dreyfus since 1990.



William G. Germenis           Anti-Money Laundering                   Vice President and Anti-Money
Age: 36                       Compliance Officer for                  Laundering Officer of MBSC, LLC since
                              the Class A, Class B,                   2002. Vice President and Anti- Money
                              Class C, Class R, and                   Laundering Compliance Officer of the
                              Class T shares since                    Distributor, and Anti-Money
                              2002 and for the Class                  Laundering Compliance Officer of
                              F shares since 2003.                    investment companies managed by
                                                                      Dreyfus. Employed by the Distributor
                                                                      since 1998.

     As of February 28 , 2007, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, with the following exception: International Equity Fund (Class F) 3.0%.

     Except for Messrs. Eggers, Naviloff, Robol, Svagna and Germenis, each of the Company's directors and officers may be contacted at the Funds' address: 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. Messrs. Eggers, Naviloff, Robol, Svagna and Germenis may be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.


--------------------------------------------------------------------------------

           INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Founders serves as investment adviser to the Funds. Founders is a wholly-owned subsidiary of the Distributor, which is a wholly-owned subsidiary of Dreyfus, which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). As described below under "Distributor," the Distributor serves as the distributor of the Funds. Dreyfus serves as the investment adviser to the Dreyfus family of mutual funds. The Distributor and Dreyfus are located at 200 Park Avenue, New York, New York 10166. Mellon Financial is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon Financial is located at One Mellon Bank Center, 500 Grant Street,

Pittsburgh, Pennsylvania 15258. Mellon Financial provides a comprehensive range of financial products and services in domestic and selected international markets.

     Mellon Financial and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. Founders has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Financial or its affiliates may possess with respect to such issuers.

     Under the investment advisory agreement between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of the Company. Subject to the fee waivers described below, the Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:

                         MID-CAP GROWTH AND GROWTH FUNDS
--------------------------------------------------------------------------------
 On Assets in Excess of     But Not Exceeding        Annual Fee
------------------------   -------------------   ------------------
               $0              $30,000,000               1.00%
       30,000,000              300,000,000               0.75%
      300,000,000              500,000,000               0.70%
      500,000,000                      ---               0.65%

                 EQUITY GROWTH AND BALANCED FUNDS
--------------------------------------------------------------------------------
 On Assets in Excess of     But Not Exceeding        Annual Fee
------------------------   -------------------   ------------------
               $0             $250,000,000               0.65%
      250,000,000              500,000,000               0.60%
      500,000,000              750,000,000               0.55%
      750,000,000                      ---               0.50%

      DISCOVERY, PASSPORT, INTERNATIONAL EQUITY AND WORLDWIDE GROWTH FUNDS
--------------------------------------------------------------------------------
 On Assets in Excess of       But Not Exceeding         Annual Fee
-------------------------    --------------------   ------------------
               $0             $250,000,000               1.00%
      250,000,000              500,000,000               0.80%
      500,000,000                      ---               0.70%

     The investment advisory fees are calculated based on each Fund's net assets as a whole, and are then allocated among each Fund's respective Classes based on their relative net assets.

     The net assets of the Funds at the end of fiscal year 2006 were as follows:
Balanced Fund - $63,094,976; Discovery Fund - $291,139,470; Equity Growth Fund - $229,764,960; Growth Fund - $339,633,429; International Equity Fund - $46,323,863; Mid-Cap Growth Fund - $184,059,515; Passport Fund - $112,463,652;
and Worldwide Growth Fund - $59,464,963.

     The Funds pay all of their expenses not assumed by Founders, including fees and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Funds' custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto. In addition, Class B, Class C, Class F and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C, and Class T shares are subject to an annual service fee. See "Distribution Plans and Shareholder Services Plans."

     As described in the applicable Prospectuses, certain expenses of some of the Funds are being reimbursed or waived voluntarily by Founders or its affiliates pursuant to a written commitment to the Funds. These fee waivers and expense limitations are summarized below:

BALANCED AND EQUITY GROWTH FUNDS
--------------------------------

Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Balanced Fund and the Class T share class of the Equity Growth Fund for certain transfer agency expenses pursuant to contractual commitments. These commitments will extend through at least August 31, 2007, and will not be terminated without prior notification to the Company's Board of Directors.

INTERNATIONAL EQUITY FUND
-------------------------

     Founders has agreed to waive the portion of its annual management fee for the International Equity Fund that exceeds 0.75% of the Fund's average net assets, and to limit the annual expenses of the International Equity Fund (net of any credits received from the Fund's custodian and any brokerage offsets) to 1.40% for the Fund's Class A and Class F shares, 2.15% for the Fund's Class B and Class C shares, 1.15% for the Fund's Class R shares, and 1.65% for the Fund's Class T shares. The management fee waiver and expense limitations are permanent.

     For the fiscal years ended December 31 2006, 2005 and 2004, the management fee for each Fund, the amounts waived by Founders, and the actual net fees paid by each Fund were as follows:

                              Management Fee                     Reduction in Fee                  Net Fee Paid
                 -------------------------------------     ----------------------------   -----------------------------------
       Fund           2006          2005        2004        2006       2005      2004       2006         2005         2004
---------------  -------------   ----------  ---------    ---------  ---------  -------   ---------  ----------   ----------
Balanced            $426,588     $542,501      $710,424         $0         $0        $0     $426,588     $542,501     $710,424

Discovery         $3,368,131   $4,965,602    $6,304,317         $0         $0        $0   $3,368,131   $4,965,602   $6,304,317

Equity Growth     $1,422,728   $1,448,888    $1,494,659         $0         $0        $0   $1,422,728   $1,448,888   $1,494,659

Growth            $2,549,761   $2,929,053    $3,511,652         $0         $0        $0   $2,549,761   $2,929,053   $3,511,652

International       $431,961     $380,617      $385,226   $107,990   $271,337   $96,307     $323,971     $109,280     $288,919
Equity

Mid-Cap           $1,181,851     $900,119    $1,044,064         $0         $0        $0   $1,181,851     $900,119   $1,044,064
Growth

Passport          $1,111,695   $1,129,577   $1,235,823          $0         $0        $0   $1,111,695   $1,129,577   $1,235,823

Worldwide           $579,025     $808,338      $881,782         $0         $0        $0     $579,025     $808,338     $881,782
Growth

     The advisory agreement between Founders and the Company on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Company held on February 17, 1998 for an initial term ending May 31, 1999. The advisory agreement was renewed on August 10, 2006 by the Company's Board of Directors, including all of the Independent Directors, for a period ending August 31, 2007. The advisory agreement may be continued from year to year thereafter either by the vote of a majority of the entire Board of Directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on such approval.

     With respect to each Fund, the advisory agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by Founders on 60 days' written notice to the Company. The agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act. The agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as sub-adviser to other mutual funds. The officers of Founders include Thomas F. Eggers, Chairman, President and Chief Executive Officer; Janelle E. Belcher, Vice President and Chief Compliance Officer; David T. Buhler, Assistant Secretary; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; John B. Jares, Vice President; Gary R. Pierce, Assistant Treasurer and David L. Ray, Senior Vice President, Chief Operating Officer and Treasurer. The affiliations of Messrs. Eggers, Ray, Christoffersen, and Ms. Belcher with the Company are shown under the "Directors and Officers" section of this SAI.

PORTFOLIO MANAGERS

     PORTFOLIO MANAGEMENT. Founders manages each Fund's investments in accordance with the stated policies of the Fund, subject to the oversight of the Company's Board. Founders is responsible for investment decisions and provides the Funds with portfolio managers who execute purchases and sales of securities for the relevant Fund. The portfolio managers of Balanced Fund are John B. Jares and Catherine A. Powers (co-primary portfolio managers) and Evan D. Rothschild and Christopher Pellegrino (additional portfolio managers). Messrs. Jares and Rothschild are employees of both The Boston Company Asset Management, LLC ("The

Boston Company"), an affiliate of Founders, and Founders. Ms. Powers and Mr. Pellegrino, are employees of both Standish Mellon Asset Management Company LLC, an affiliate of Founders, and Founders. The portfolio managers of Discovery Fund are B. Randall Watts, Jr. (primary portfolio manager) and Hans Von der Luft, each of whom is an employee of both The Boston Company and Founders. The portfolio managers of Equity Growth and Growth Funds, and the domestic portion of the Worldwide Growth Fund, are Messrs. Jares (primary portfolio manager) and Rothschild. The portfolio managers of International Equity Fund and the foreign portion of the Worldwide Growth Fund are Remi J. Browne and Jeffrey R. Sullivan, each of whom is an employee of both The Boston Company and Founders. The portfolio managers of Mid-Cap Growth Fund are Daniel E. Crowe (primary portfolio manager) and Joseph S. Chin, both of whom are employees of both The Boston Company and Founders. The portfolio managers of Passport Fund are Daniel B. LeVan and John W. Evers, both of whom are employees of both The Boston Company and Founders.

     OTHER ACCOUNTS MANAGED. As of December 31, 2006, for each Fund portfolio manager who manages more than one Fund or who manages other accounts, the information below shows the number and total assets of the accounts managed by the portfolio manager. Unless otherwise noted, the advisory fee for these accounts is not based on the performance of the account.

                                          REMI J. BROWNE
------------------------------------------------------------------------------------------------
                 Dreyfus          Other Registered       Other Pooled         Other Accounts
              Founders Funds    Investment Companies      Investment             Managed
                 Managed              Managed           Vehicles Managed
Number              2                   10*                   3                    56
Total         $106 million         $4.8 billion          $2.5 billion         $9.2 billion
Assets

                                         DANIEL E. CROWE
------------------------------------------------------------------------------------------------
                 Dreyfus          Other Registered       Other Pooled         Other Accounts
              Founders Funds    Investment Companies      Investment             Managed
                 Managed              Managed           Vehicles Managed
Number              1                    0                      0                   0
Total         $184 million              $0                     $0                  $0
Assets

                                          JOHN W. EVERS
------------------------------------------------------------------------------------------------
                 Dreyfus          Other Registered       Other Pooled         Other Accounts
              Founders Funds    Investment Companies      Investment             Managed
                 Managed              Managed           Vehicles Managed
Number              1                   11*                     3                  56
Total         $112 million         $4.8 billion          $2.5 billion         $9.2 billion
Assets

                                          JOHN B. JARES
------------------------------------------------------------------------------------------------

                 Dreyfus          Other Registered       Other Pooled         Other Accounts
              Founders Funds    Investment Companies      Investment             Managed
                 Managed              Managed           Vehicles Managed
Number              4                    6                      0                     0
Total         $692 million         $1.3 billion                $0                    $0
Assets

                                         DANIEL B. LEVAN
------------------------------------------------------------------------------------------------
                 Dreyfus          Other Registered       Other Pooled         Other Accounts
              Founders Funds    Investment Companies      Investment             Managed
                 Managed              Managed           Vehicles Managed
Number              1                   11*                   3                    56
Total         $112 million         $4.8 billion          $2.5 billion         $9.2 billion
Assets


                                       CATHERINE A. POWERS
------------------------------------------------------------------------------------------------
                 Dreyfus          Other Registered       Other Pooled         Other Accounts
              Founders Funds    Investment Companies      Investment             Managed
                 Managed              Managed           Vehicles Managed
Number              1                   6                       0                   64
Total          $63 million         $1.6 billion                $0             $7.9 billion
Assets


                                       JEFFREY R. SULLIVAN
------------------------------------------------------------------------------------------------
                 Dreyfus          Other Registered       Other Pooled         Other Accounts
              Founders Funds    Investment Companies      Investment             Managed
                 Managed              Managed           Vehicles Managed
Number              2                   10*                   3                    56
Total         $106 million         $4.8 billion          $2.5 billion         $9.2 billion
Assets

                                      B. RANDALL WATTS, JR.
------------------------------------------------------------------------------------------------
                 Dreyfus          Other Registered       Other Pooled         Other Accounts
              Founders Funds    Investment Companies      Investment             Managed
                 Managed              Managed           Vehicles Managed
Number             1                    4                     2                     13
Total Assets  $292 million        $262 million          $102 million           $416 million


     * The advisory fee for four of these accounts, which have total assets of $395 million, is based on the performance of each account.

     Conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts are presented with the following potential conflicts:

     o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of a Fund and/or other account. Founders seeks to manage such competing interests by having portfolio managers focus on a portfolio investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. For accounts managed by a portfolio manager with differing investment strategies, less time may be spent on an account's investment strategy than if the portfolio manager only managed accounts with all of the same investment strategies.

     o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, a portfolio manager potentially could favor a Fund or other account over others if the portfolio manager has a beneficial interest in the Fund or account. To deal with these situations, Founders has adopted procedures designed to ensure that, over time, allocations of trades and initial public offering ("IPO") securities among eligible Funds and other accounts is fair and equitable.

     o The appearance of a conflict of interest may arise where Founders has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     Founders and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     In addition, conflicts of interest may arise when a portfolio manager makes personal investments in securities, including securities that may be purchased or held by the Funds or other accounts. Founders and the Funds have adopted a code of ethics that is designed to address such conflicts of interest. See "Additional Information - Code of Ethics." However, there is no guarantee that the code of ethics will detect each and every situation in which a conflict arises.

     COMPENSATION. The Funds' portfolio managers are divided into two groups for compensation purposes: equity portfolio managers and the fixed income manager. The compensation program applicable to each of these groups is described below.

o EQUITY PORTFOLIO MANAGERS (ALL PORTFOLIO MANAGERS EXCEPT CATHERINE A. POWERS). These portfolio managers are dual employees of Founders and The Boston Company, an affiliate of Founders. Their cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

     For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in The Boston
Company's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

FIXED-INCOME MANAGER (MS. POWERS). Ms. Powers is a dual employee of Founders and Standish Mellon Asset Management Company LLC ("Standish Mellon"), an affiliate of Founders. Her cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term incentive). Funding for the Standish Annual Incentive Plan and Long-Term Compensation Plan is through a pre-determined fixed percentage of overall Standish Mellon profitability. Therefore, all bonus awards are based initially on Standish Mellon performance. Investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

     Ms. Powers also is eligible to participate in the Standish Mellon Long-Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon Financial's elective deferred compensation plan.

     OWNERSHIP OF SECURITIES. The following information shows the beneficial ownership by each Fund portfolio manager in the Fund(s) they manage, as of December 31, 2006.

 REMI J. BROWNE
 --------------
      International Equity $10,001 - $50,000
      Worldwide Growth     $10,001 - $50,000

 DANIEL E. CROWE
 ---------------
      Mid-Cap Growth $100,001 - $500,000




 JOHN W. EVERS
 -------------
    Passport   None

 JOHN B. JARES
 -------------
      Balanced                None
      Equity Growth    $100,001 - $500,000
      Growth           $100,001 - $500,000

      Worldwide Growth        None




 DANIEL B. LEVAN
 ---------------

    Passport     None


CATHERINE A. POWERS
-------------------
      Balanced                       None

 JEFFREY R. SULLIVAN
 -------------------
      International Equity $10,001 - $50,000
      Worldwide Growth     $10,001 - $50,000

 B. RANDALL WATTS, JR.
 ---------------------
      Discovery        None


DISTRIBUTOR

     Dreyfus Service Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' distributor (the "Distributor") on a best efforts basis. Founders is a wholly-owned subsidiary of the Distributor.

     The amounts retained on the sale of Fund shares by the Distributor from sales loads and contingent deferred sales charges ("CDSCs"), as applicable, with respect to Class A, Class B, Class C and Class T shares, for the fiscal years ended December 31, 20065, 2005 and 2004 are set forth below.

                      YEAR ENDED DECEMBER 31,
                      -----------------------
                         2006    2005    2004

 BALANCED
   Class A             $2,026  $1,081    $303
   Class B             $7,554  $7,895  $6,150
   Class C                $42      $2      $2
   Class T                 $1      $0     $41

 DISCOVERY
   Class A               $825    $243  $2,399
   Class B            $18,182 $53,549 $67,480
   Class C             $1,612  $1,127    $139
   Class T                $20      $3      $8

 EQUITY GROWTH
   Class A             $3,762  $1,232  $1,157
   Class B             $3,061  $6,210  $8,955
   Class C               $304      $2    $163
   Class T                 $1     $35      $0

 GROWTH
   Class A             $1,812  $1,062    $622
   Class B            $13,336 $34,881 $37,121
   Class C                $67    $151     $80
   Class T                $52      $9     $19

 INTERNATIONAL EQUITY
   Class A             $1,435    $278     $94
   Class B             $3,098  $9,781 $10,862

                      YEAR ENDED DECEMBER 31,
                      -----------------------
                         2006    2005    2004
   Class C                 $2     $40     $85
   Class T               $318      $0     $10

 MID-CAP GROWTH
   Class A            $32,446  $2,891    $572
   Class B             $5,416  $2,219  $2,629
   Class C               $599     $44    $269
   Class T               $543      $0     $33

 PASSPORT
   Class A               $413  $5,945  $6,036
   Class B            $13,286 $42,377 $60,309
   Class C             $8,951  $5,578  $3,283
   Class T               $261      $0    $304

 WORLDWIDE GROWTH
   Class A               $296    $146  $1,546
   Class B             $3,177  $3,988  $5,371
   Class C               $649      $2     $19
   Class T                 $1      $0      $0

     The provisions for the continuation, termination and assignment of the Funds' agreement with the Distributor are identical to those described above with regard to the investment advisory agreement.

     The Distributor compensates certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class A and Class T shares of the Funds subject to a CDSC, and Class C shares of the Funds at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Funds offered Class B shares; the Funds no longer offer Class B shares except in connection with a dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Company's Class B, C and T Distribution Plan (as described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of Fund shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A and Class T shares of the Funds subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. The Distributor generally will pay Service Agents 1% on new investments of Class C shares made through Service Agents and generally paid Service Agents 4% on new investments of Class B shares made through such Service Agents, of the net asset value of such shares purchase by their clients.

     The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1.00% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Funds, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

        The Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees or other expenses paid by the Funds to those intermediaries. Because those payments are not made by you or the Funds, the Funds' total expense ratios will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Distributor's own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the Distributor also may provide cash or non-cash compensation to Service Agents or their representatives in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended. In some cases, these payments may create an incentive for a Service Agent or its employees to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

TRANSFER AGENT AND CUSTODIAN

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, serves as the Funds' transfer and dividend disbursing agent (the "Transfer Agent"). The Transfer Agent is located at 200 Park Avenue, New York, New York 10166. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Funds, and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial, acts as the custodian (the "Custodian") of the Funds' investments, and is located at One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a custody agreement with the Funds, the Custodian holds the Funds' securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.



--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

     GENERAL. Class A, Class C and Class T shares may be purchased only by clients of certain Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent, or your Service Agent.

     As of June 1, 2006 (the "Effective Date"), Class B shares of each Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Founders or by Dreyfus, or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under "Shareholder Services - FUND EXCHANGES FOR CLASSES A, B, C, R AND T") as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of any Fund, except through dividend reinvestment and permitted exchanges. If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect.

     Class R shares are offered only to (i) bank trust departments and other financial service providers (including the Custodian and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     Class F shares generally are offered only to persons or entities who have continuously maintained a Class F account with any Fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Retirement Plan programs and which have had relationships with Founders and/or any Fund continuously since December 30, 1999. See the Class F Prospectus for more detailed information regarding eligibility to purchase Class F shares.

     You will be charged a fee if an investment check is returned unpayable. The Company does not issue stock certificates.

     The Company reserves the right to reject any purchase order. The Company will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

     When purchasing Fund shares, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Funds' prospectuses for a further discussion of those factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Company's Prospectuses and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under "Investment Adviser, Distributor and Other Service Providers - Distributor," Service Agents may receive revenue sharing payments from the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     Except as stated below, the minimum initial investment for all Classes is $1,000, and the minimum subsequent investment is $100. However, with respect to Class F, the minimum initial investment for IRA and UGMA/UTMA accounts is $500, and there is no minimum required if you begin an automatic investment plan or payroll deduction program of $50 or more per month or per pay period. With respect to Classes A, C and T, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and IRA "Rollover Accounts") and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. With respect to Classes A, B, C, R and T, for full-time or part-time employees of Founders or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a Fund advised by Founders, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     Founders' employees and their household family members may open accounts in Class F shares of a Fund with a minimum initial investment of $250. The minimum additional investment by such persons is $25. Subsequent investments for employees for all other Classes is $100. The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan or government-sponsored programs. Participants and plan sponsors should consult their tax advisers for details.

     The minimum initial investment through an exchange for Class B shares of a Fund is $1,000. Subsequent exchanges for Class B shares of a Fund must be at least $500.

      The Funds' (all Classes) minimum subsequent investment requirements will be waived on investments made through the Dreyfus Managed Assets Program or through other wrap account programs.

     Class A, C, R and T shares also may be purchased through Dreyfus Automatic Asset Builder{reg-trade-mark}, Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Fund shares are sold on a continuous basis. Net asset value per share is determined as described under "Pricing of Shares."

     If an order is received in proper form by the Transfer Agent or any other entity authorized to receive orders on behalf of the Company by the close of regular trading on the floor of the New York Stock Exchange (the "NYSE") (usually 4:00 p.m. Eastern time) on a day the NYSE is open, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of regular trading on the floor of the NYSE on the next day the NYSE is open, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of regular trading on the floor of the NYSE on a day the NYSE is open and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the public offering price per share determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

     CLASS A SHARES. The public offering price for Class A shares of the Funds is the net asset value per share of that Class plus a sales load as shown below:

                              Total Sales Load* - Class A
                          ------------------------------------------------------
                             As a % of        As a % of net        Dealers'
         Amount of         offering price      asset value      Reallowance as a
        Transaction          per share          per share         % of offering
----------------------    ----------------   ---------------   -----------------
Less than $50,000              5.75               6.10             5.00

$50,000 to less than           4.50               4.70             3.75
$100,000

$100,000 to less than          3.50               3.60             2.75
$250,000

$250,000 to less than          2.50               2.60             2.25
$500,000

$500,000 to less than          2.00               2.00             1.75
$1,000,000

$1,000,000 or more              -0-               -0-              -0-

     * Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     A contingent deferred sales charge ("CDSC") of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See "Investment Adviser, Distributor and Other Service Providers - Distributor".

     CLASS B SHARES. Class B shares of each Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the net asset value per share of the Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the relevant Fund's Prospectus and in this SAI under "Redemption of Shares - Contingent Deferred Sales Charge - Class B Shares."

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares of a Fund that have been acquired through the Fund's reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder not acquired through the reinvestment of the Fund's dividends and distributions.

     CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Redemption of Shares - Contingent Deferred Sales Charge - Class C Shares."

     CLASS F AND CLASS R SHARES. The public offering price for Class F and Class R shares is the net asset value per share of the respective Class.

     CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:


                                              Total Sales Load* - Class T
                                        ----------------------------------
                        As a % of         As a % of net            Dealers'
   Amount of          offering price     asset value           Reallowance as a
  Transaction           per share         per share            % of offering
-------------------- ----------------  -----------------   ---------------------
Less than $50,000          4.50              4.70                     4.00

$50,000 to less than       4.00              4.20                     3.50
$100,000

$100,000 to less than      3.00              3.10                     2.50
$250,000

$250,000 to less than      2.00              2.00                     1.75
$500,000

$500,000 to less than      1.50              1.50                     1.25
$1,000,000

$1,000,000 or more          -0-              -0-                      -0-


     * Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     A CDSC of 1.00% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. See "Investment Adviser, Distributor and Other Service Providers - Distributor." Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

     DEALER REALLOWANCE -- CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers.

     CLASS A OR CLASS T SHARES OFFERED AT NET ASSET VALUE. Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, members of the board of directors/trustees of any fund managed by an affiliate of Founders, or the spouse or minor child of any of the foregoing. This policy enables persons who are involved in the management, distribution or oversight of the Funds to have ownership stakes in the Funds if they so desire without the necessity of paying a sales load.

      Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Rollover Account in the Fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the Fund at net asset value in such account.

Class A shares may be purchased at net asset value without a sales load:

   o By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Founders-managed Fund or a Dreyfus-managed fund since on or before February 28, 2006;

   o With the cash proceeds from an investor's exercise of employment-related stock options, whether invested in a Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in a Fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options;

   o By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor;


   o Through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution; and

Subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     SALES LOADS -- CLASS A AND CLASS T SHARES. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of each Fund's Class A shares. Each example assumes a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on December 31, 2006. Actual offering price may differ from the offering price listed in the table.

                                      Per Share Sales
                                     Charge - 5.75% of       Per Share
                                      offering price         Offering
               Net Asset Value     (6.10% of net asset      Price to the
     Fund        per Share           value per share)         Public

Balanced              $9.20              $0.56                $9.76

Discovery            $30.09              $1.84               $31.93

Equity Growth         $5.72              $0.35                $6.07

Growth               $12.34              $0.75               $13.09

International Equity $16.70              $1.02               $17.72

Mid-Cap Growth        $5.80              $0.35                $6.15

Passport             $26.22              $1.60               $27.82

Worldwide Growth     $16.91              $1.03               $17.94


     Set forth below is an example of the method of computing the offering price of each Fund's Class T shares. Each example assumes a purchase of Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class T shares on December 31, 2006. Actual offering price may differ from the offering price listed in the table.

                                          Per Share Sales
                                         Charge - 4.50% of        Per Share
                                           offering price         Offering
                    Net Asset Value     (4.70% of net asset      Price to the
     Fund             per Share           value per share)         Public

Balanced                   $9.47              $0.45                  $9.92

Discovery                 $29.21              $1.38                 $30.59

Equity Growth              $5.45              $0.26                  $5.71

Growth                    $11.78              $0.56                 $12.34

International Equity      $16.62              $0.78                 $17.40


Mid-Cap Growth             $5.44              $0.26                  $5.70

Passport                  $24.90              $1.17                 $26.07

Worldwide Growth          $15.79              $0.74                 $16.53

     RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Class A and Class T shares of a Fund, or shares of certain other funds advised by Dreyfus or Founders which are subject to a sales load or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such

Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares (except Class B shares) by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m. Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the public offering price determined on the next bank regular business day following such purchase order. If purchase orders are made after 4:00 p.m. Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the public offering price determined on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - Dreyfus TeleTransfer Privilege."

     REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

--------------------------------------------------------------------------------

                DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN

--------------------------------------------------------------------------------
     Class B, Class C, Class F and Class T shares are each subject to a Distribution Plan and Class A, Class B, Class C, and Class T shares are each subject to a Shareholder Services Plan.

DISTRIBUTION PLANS

     CLASS B, CLASS C AND CLASS T SHARES. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to the Funds' Class B, Class C and Class T shares (the "Class B, C and T Distribution Plan") pursuant to which each such Fund pays the Distributor for distributing its Class B and Class C shares for a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares of such Fund, respectively, and pays the Distributor for distributing its Class T shares for a fee at the annual rate of 0.25% of the value of the average daily net assets of Class T shares of such Fund. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services for Class B, Class C and Class T shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Class B, C and T Distribution Plan will benefit the Company and holders of its Class B, Class C and Class T shares, respectively.

     The table below lists the total amounts paid by each Fund to the Distributor pursuant to the Class B, C and T Distribution Plan for the fiscal year ended December 31, 2006.

                               Fiscal Year Ended December 31, 2006

         Fund            Class B         Class C         Class T

 Balanced                   $4,347          $1,373            $125

 Discovery                 $52,818         $28,343            $704

 Equity Growth              $8,525         $17,569             $31

 Growth                    $42,782         $10,084            $173

 International Equity      $10,757          $4,604            $415

 Mid-Cap Growth            $14,169         $19,862            $142

 Passport                  $47,580         $55,386          $1,260

 Worldwide Growth           $9,594          $2,443             $79

     CLASS F SHARES. The Company also has adopted a plan pursuant to the Rule with respect to the Class F shares (the "Class F Distribution Plan") of all Funds. Pursuant to the Class F Distribution Plan, each Fund pays for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of the average daily net assets of Class F shares of that Fund. These fees may be used to pay directly, or to reimburse the Distributor for paying, expenses in connection with distribution of the Funds' Class F shares and related activities including: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Funds' Class F shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the Class F shareholders of the Fund; and such other expenses as may be approved from time to time by the Company's Board of Directors and as may be permitted by applicable statute, rule or regulation.

     Payments under the Class F Distribution Plan may be made only to reimburse expenses paid during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses paid in excess of this limitation are not reimbursable and will be borne by the Distributor. As of December 31, 2006, the Distributor had paid the following distribution-related expenses on behalf of the Funds, which had not been reimbursed pursuant to the Class F Distribution Plan:

                                                 % of Average
                  Fund               Amount       Net Assets
          Balanced                $106,537.87       0.16%
          Discovery                 $7,327.54       0.00%
          Equity Growth           $(8,349.27)       0.00%

          Growth                   $49,969.56       0.02%
          International Equity        $846.45       0.00%
          Mid-Cap Growth            $4,051.13       0.00%
          Passport                 $13,174.81       0.01%
          Worldwide Growth         $32,367.09       0.06%
          TOTAL                   $205,925.18

     During the fiscal year ended December 31, 2006, the Distributor expended the following amounts in marketing the Class F shares of the Funds pursuant to the Class F Distribution Plan: advertising, $0; printing and mailing of prospectuses to other than current shareholders, $48,325; payment of compensation to third parties for distribution and shareholder support services,

$1,309,465; and online, sales literature and other communications, $333,700. The Distributor was reimbursed for these amounts under the Plan.

     PROVISIONS APPLICABLE TO ALL CLASSES. The benefits that the Board believes are reasonably likely to flow to the Funds and their shareholders under the Distribution Plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the Funds' investment objectives; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds, and the retention of existing assets, which assists in portfolio management; (4) the positive effect which increased Fund assets could have on revenues could allow Founders and/or its affiliates that provide services to the Funds to acquire and retain talented employees who desire to be associated with a growing organization; (5) the positive effect which increased Fund assets could have on the Distributor's revenues could allow the Distributor to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services; and (6) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base (or, viewed another way, the failure to retain existing assets could result in the reduction or loss of current economies of scale).

     Payments made by a particular Fund Class under a Distribution Plan may not be used to finance the distribution of shares of any other Fund Class. In the event that an expenditure may benefit more than one Fund Class, it is allocated among the applicable Fund Classes on an equitable basis.

     A quarterly report of the amounts expended under each Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Company's Class B, Class C, Class F or Class T shares of any Fund may bear pursuant to the respective Distribution Plan without the approval of the respective holders of such shares and that other material amendments of the Distribution Plans must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements entered into in connection with the Distribution Plans, by vote cast in person at a meeting called for the purpose of considering such amendments.

     Each Distribution Plan is subject to annual approval by the Company's Board of Directors, by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Each Distribution Plan was approved and renewed on August 10, 2006 by the Board, including all of the Independent Directors, for the period ending August 31, 2007. As to the relevant Class of shares of any

Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares of such Fund.

     So long as any Distribution Plan is in effect for any Class of shares of any Fund, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination.

SHAREHOLDER SERVICES PLAN

     The Company has adopted a Shareholder Services Plan with respect to the Funds' Class A, Class B, Class C and Class T shares (the "Shareholder Services Plan"). Under the Shareholder Services Plan, each Fund's Class A, Class B, Class C and Class T shares pays the Distributor a fee at the annual rate of 0.25% of the value of the average daily net assets of the respective Class for the provision of certain services to the holders of shares of that Class. The
services   provided  may  include  personal  services  relating  to  shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was initially approved by the Board at a meeting on August 13, 1999 and was renewed on August 10, 2006 by the Board, including all of the Independent Directors, for the period ending August 31, 2007. As to the relevant Class of shares of any Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     Set forth below are the total amounts paid by each Fund pursuant to the Shareholder Services Plan to the Distributor, for the Fund's fiscal year ended December 31, 2006:

                                          Total Amount Paid
                                        Pursuant to Shareholder
         Fund                                Services Plan

 Balanced
    Class A                                    $4,699
    Class B                                    $1,762
    Class C                                     $457
    Class T                                     $125

 Discovery
    Class A                                   $116,005
    Class B                                    $17,606
    Class C                                    $9,447
    Class T                                     $704

 Equity Growth
    Class A                                    $5,065
    Class B                                    $2,842
    Class C                                    $5,856
    Class T                                      $31

 Growth
    Class A                                    $21,910
    Class B                                    $14,261
    Class C                                    $3,361
    Class T                                     $173

 International Equity
    Class A                                    $70,032
    Class B                                    $3,586
    Class C                                    $1,534
    Class T                                     $415

 Mid-Cap Growth
    Class A                                    $33,613
    Class B                                    $4,723
    Class C                                    $6,621

                                          Total Amount Paid
                                        Pursuant to Shareholder
         Fund                                Services Plan

    Class T                                     $142

 Passport
    Class A                                    $77,034
    Class B                                    $15,860
    Class C                                    $18,462
    Class T                                    $1,260

 Worldwide Growth
    Class A                                    $2,897
    Class B                                    $3,198
    Class C                                     $814
    Class T                                      $79


--------------------------------------------------------------------------------

                              REDEMPTION OF SHARES

--------------------------------------------------------------------------------

     GENERAL. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. (We consider redemptions to be received in good order upon receipt of the required documents as described in the applicable Prospectus.) However, if you have purchased Class A, C, R or T shares by check, by Dreyfus TeleTransfer privilege or through Dreyfus-Automatic Asset Builder{reg-trade-mark} and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder{reg-trade-mark} order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application. Similar restrictions for redemptions of Class F shares are described in the Class F Prospectus.

     If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed, or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Funds impose no charges (other than any applicable CDSC) when shares are redeemed, although a $6 fee will be assessed for wire redemptions of Class F shares. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the applicable Fund's then-current net asset value.

     CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the applicable Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the applicable Fund acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares of that Fund above the dollar amount of all your payments for the purchase of Class B shares of that Fund held by you at the time of redemption.

     If the aggregate value of the Class B shares of a Fund that are redeemed has declined below their original cost as a result of the Fund's performance, any CDSC which is applicable will be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC for Class B shares:



                                              CDSC as a % of
                                              Amount Invested or
                                              Redemption
             Year Since Purchase              Proceeds
             Payment Was Made                 (whichever is less)
             ---------------------           ---------------------
             First................            4.00
             Second...............            4.00
             Third................            3.00
             Fourth...............            3.00
             Fifth................            2.00
             Sixth................            1.00

     In determining whether a CDSC is applicable to a redemption from a Fund, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period of time.

     For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the Fund's net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A CDSC of 1% is paid to the Distributor on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

     WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with a Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the applicable Prospectus or this SAI at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of regular trading on the floor of the NYSE (usually 4:00 p.m. Eastern time), on a day the NYSE is open for regular business, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of regular trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "Purchase of Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of regular trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m. Eastern time) are effected at the price determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     WIRE REDEMPTION PRIVILEGE. By using this privilege for Class A, B, C, R or T shares, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account you have specified on the Account
Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

     DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares - Dreyfus TeleTransfer Privilege."

     SIGNATURES. (For Class A, B, C, R and T shares; signature requirements for Class F shares are described in the Class F Prospectus.) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call one of the telephone numbers listed on the cover.

     REDEMPTION COMMITMENT; Redemptions in Kind. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount from any Fund, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In addition, the Board of Directors has adopted "Investment Company Act Section 17(a) Affiliate Redemption in Kind Conditions and Procedures." Under these procedures, a Fund may satisfy redemption requests from a shareholder who may be deemed to be an affiliated person of the Fund by means of an in-kind distribution of the Fund's portfolio securities, subject to certain conditions. In the event of any redemption in kind, the securities distributed to the redeeming shareholder would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Funds' shareholders.

     TRANSACTIONS THROUGH THIRD PARTIES. The Company has authorized a number of brokers and other financial services companies to accept orders for the purchase and redemption of Fund shares. Certain of such companies are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. In certain of these arrangements, the Company will be deemed to have received a purchase or redemption order when an authorized company or, if applicable, its authorized designee, accepts the order. In such cases, the customer's order will be priced at the public offering price of the applicable Fund next determined after the order is accepted by the company or its authorized designee.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

     FUND EXCHANGES FOR CLASSES A, B, C, R AND T. You may purchase, in exchange for shares of Classes A, B, C, R and T of any Fund, shares of the same Class of any other Fund or Dreyfus Premier fund. Shares of each Class of a Fund also may be exchanged for shares of certain other funds managed or administered by Dreyfus and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of Funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of Funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     E. Shares of Funds subject to a CDSC that are exchanged for shares of another Fund will be subject to the higher applicable CDSC of the two Funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under Item D above, you or your Service Agent must notify the Transfer Agent of your prior ownership of such Class A or Class T Fund shares and your account number.

     As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money market fund advised by Dreyfus. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into Class B shares of the Funds or the Dreyfus Premier Family of Funds. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar Fund"), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of the Funds, funds in the Dreyfus Premier Family of Funds, and the General Fund. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

     To request an exchange of Class A, B, C, R or T shares, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this Privilege, you authorize the Transfer Agent to act on online and telephonic instructions (including over the Dreyfus Express{reg-trade-mark} voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

     To establish a personal retirement plan by exchange, shares of the Fund being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one Fund and such investor's Retirement Plan account in another Fund.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     DREYFUS AUTO-EXCHANGE PRIVILEGE. The Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for Class A, B, C, R or T shares of a Fund, shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder

(including, for Class B shares, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA accounts and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts if eligible, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     DREYFUS AUTOMATIC ASSET BUILDER(R). Dreyfus Automatic Asset Builder permits you to purchase Class A, C, R or T shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, C, R or T shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

     DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Class A, C, R or T shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus Payroll Savings Plan account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, your must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, C, R or T shares of a Fund in shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, may be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Class A, B, C, R or T shares of a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 for Class A, B, C, R or T shares) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling the Fund at the appropriate telephone number, as listed on the front cover page of this SAI. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent.

     No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

     Certain retirement plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

     LETTER OF INTENT -- CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation -- Class A and Class T Shares" above) by you and any related "purchaser" (as defined above) in a 13 month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13- month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13- month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated as the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

     CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Class A, C, R or T shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     You should read the Prototype Retirement Plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

     CLASS F SHAREHOLDER SERVICES. The services provided to holders of Class F shares are described in detail in the Prospectus for Class F shares.


--------------------------------------------------------------------------------

                                 OTHER SERVICES

--------------------------------------------------------------------------------

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT

     Dreyfus performs administrative, accounting, and recordkeeping services for the Funds pursuant to a Fund Accounting and Administrative Services Agreement that was initially approved on October 10, 2006 by a vote cast by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders, for an initial term ending August 31, 2007. The Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice, or by Dreyfus upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's Board of Directors approves such assignment.

     Pursuant to the Agreement, Dreyfus maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing agent, Transfer Agent, Custodian, and Founders and calculates daily the net asset value of each Class of the Funds; monitors the data and transactions of the Custodian, Transfer Agent, Founders and the shareholder servicing agent of the Funds; monitors compliance with tax and federal  securities  rules and  regulations;  provides  reports and  analyses of
portfolio,   transfer  agent,   shareholder   servicing   agent,  and  custodial
operations, performance and costs; and reports on regulatory and other shareholder matters. Each of the domestic Funds (the Balanced, Discovery, Equity Growth, Growth, and Mid-Cap Growth Funds) pays a fee for this service which is computed at an annual rate of:

     o  0.06% of the daily net assets of the Fund from $0 to $500 million;
     o 0.04% of the daily net assets of the Fund from $500 million to $1 billion; and
     o  0.02% of the daily net assets of the Fund in excess of $1 billion.

     Each of the international Funds (the International Equity and Passport Funds) pays a fee for this service which is computed at an annual rate of:

     o  0.10% of the daily net assets of the Fund from $0 to $500 million;
     o 0.065% of the daily net assets of the Fund from $500 million to $1 billion; and
     o  0.02% of the daily net assets of the Fund in excess of $1 billion.

     The Worldwide Growth Fund pays a fee for this service which is computed by applying the foregoing fee for domestic Funds to the Fund's domestic assets and the foregoing fee for international Funds to the Fund's foreign assets, with the proportions of domestic and foreign assets recalculated monthly.

          In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has agreed to waive any remaining fees for this service to the extent that they exceed both Dreyfus' costs in providing these services and a reasonable allocation of Founders' costs related to the support and oversight of these services.

     The Funds also reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the Funds.

     Prior  to  January  1,  2007,   the  Funds  had  a  fund   accounting   and
administrative services agreement with Founders, pursuant to which Founders provided these services on substantially the same terms as Dreyfus. During the fiscal years ended December 31, 2006, 2005 and 2004, the Company paid fund accounting and administrative services fees to Founders pursuant to that agreement of $867,128, $1,036,656, and $1,227,501, respectively.

SHAREHOLDER SERVICES AGREEMENT

     Pursuant to a Shareholder Services Agreement, the Distributor performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related services for the Class F shareholders of the Funds. The Agreement was approved on November 15, 2002 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or Founders for an initial term beginning May 1, 2003 and ending August 31, 2004. The Agreement was renewed on August 10, 2006 by the Board, including all of the Independent Directors, for the period ending August 31, 2007. The Agreement may be continued from year to year thereafter as long as such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to the Distributor or by the Distributor upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's Board of Directors approves such assignment. The Funds pay to the Distributor a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by the Distributor pursuant to the Agreement, but also for services rendered and facilities furnished by the Transfer Agent in performing transfer agent services for Class F shareholders. In addition to the per account fee, the Distributor and the Transfer Agent are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 2006, 2005 and 2004, the Company paid shareholder servicing fees for the Class F shareholder accounts to the Distributor of $1,058,013, $1,342,933 and $1,436,935, respectively.



--------------------------------------------------------------------------------

                              BROKERAGE ALLOCATION

--------------------------------------------------------------------------------

     GENERAL. Founders assumes general supervision over the placement of securities purchase and sale orders on behalf of the Funds. The Funds execute their equity portfolio trades through The Boston Company's trading desk (the

"Trading Desk"). Such transactions are subject to the internal trading-related policies and procedures of The Boston Company. These policies and procedures also have been adopted by Founders. In addition, Founders' employees use the research facilities of The Boston Company in connection with these transactions.

     Subject to the general supervision of Founders, the Trading Desk generally has the authority to select brokers and the commission rates to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capabilities and the value and quality of their services. The Trading Desk attempts to obtain best execution for the Funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold;
(iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     Investment decisions for one Fund or account are made independently from those for other Funds or accounts managed by the portfolio managers. Portfolio managers and the Trading Desk may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one Fund or account. In some cases, this may adversely affect the price paid or received by a Fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each Fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating Fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts and other relevant factors).

      Subject to the general supervision of Founders, the overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     To the extent that a Fund invests in foreign securities, certain of such Fund's transactions in those securities may not benefit from the negotiated commission rates available to Funds for transactions in securities of domestic issuers. For Funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     The portfolio managers may deem it appropriate for one Fund or account they manage to sell a security while another Fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the Funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Funds and accounts managed by Founders or employees of The Boston Company may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

     BROKERAGE COMMISSIONS. The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through Founders' affiliates. The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Founders' affiliates are reasonable and fair.

     SOFT DOLLARS. The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or Fund) brokerage commissions to pay for research and other services to be used by the investment adviser. Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

     Subject to the policy of seeking best execution, Founders-managed Funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist Founders and/or The Boston Company in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

     The products and services provided under these arrangements permit Founders and/or The Boston Company to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. Founders and The Boston Company also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by Founders and The Boston Company may have both a research function and a non-research administrative function (a "mixed use"). If it is determined that any research product or service has a mixed use, The Boston Company, subject to the general supervision of Founders, will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that will assist in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for in hard dollars.

     The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Founders or the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided research and other services to ensure continued receipt of research believed to be useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

     There may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client. Founders and/or The Boston Company may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Founders and/or employees of The Boston Company in providing investment advice to any of the funds or clients they advise. Likewise, information made available to Founders or The Boston Company from brokerage firms effecting securities transactions for a Fund may be utilized on behalf of another fund or client, including funds or clients managed by Founders' portfolio managers acting in a "dual employee" capacity. Information so received is in addition to, and not in lieu of, services required to be performed by Founders and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of Founders or The Boston Company, it enables each of them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     IPO ALLOCATIONS. Certain Funds and accounts advised by Founders or employees of The Boston Company may participate in IPOs. In deciding whether to purchase an IPO, Founders generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies Funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the Funds and accounts with a small- and mid-cap focus may participate in more IPOs than Funds and accounts with a large-cap focus. The Trading Desk, when consistent with the Fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where only a partial allocation of the total amount requested is received, those shares will be distributed fairly and equitably among participating Funds or accounts managed by Founders or employees of The Boston Company. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among Funds and/or accounts will be based on relevant net asset values. Shares will be allocated on a pro rata basis to all appropriate Funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

     FIXED INCOME SECURITIES. Fixed income portfolio transactions for the Balanced Fund are executed by Standish Mellon. In executing fixed income portfolio transactions for the Fund, Standish Mellon generally has authority to select the broker-dealers to be used, subject to the general supervision of Founders. The primary consideration in placing portfolio transactions with broker-dealers for the Fund is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received by the Fund.

     Standish Mellon attempts to achieve these results by choosing brokers to execute transactions based on (1) the price of the securities which they offer,
(2) the value and quality of their services, and (3) their professional capabilities (including use of capital, clearance, and settlement procedures and participation in underwriting and corporate finance issues).

     Standish Mellon may aggregate transactions for its, Founders' and other affiliates' accounts managed by Standish Mellon's officers who are also officers of Founders or the other affiliates, as applicable. Standish Mellon may also aggregate trades for the Fund with trades for accounts such as retirement plans in which Standish Mellon's employees are participants or mutual funds in which Standish Mellon's or related parties' employees have invested. When trades are aggregated, each account within the block will receive the same price and commission.


     The following table lists the amount of brokerage commissions on agency transactions and the amount of concessions on principal transactions paid by the Funds for the fiscal years ended 2006, 2005 and 2004, respectively (none of which was paid to the Distributor):


                              Brokerage Commissions                               Concessions
                              on Agency Transactions                       on Principal Transactions(1)
                    -----------------------------------------     --------------------------------------
        Fund                2006        2005            2004          2006           2005         2004
-----------------   -----------------------------------------     --------------------------------------
Balanced                $136,399     $372,269       $396,078        $9,638        $49,448       $139,319

Discovery             $6,377,507   $3,686,772     $3,145.536      $791,987     $1,235,374     $1,261,539

Equity Growth           $579,167     $714,510       $701,240       $46,946        $14,519             $0

Growth                  $886,122   $1,272,895     $1,496,226       $71,074        $25,398             $0

International Equity     $75,328     $117,117       $102,203            $0             $0             $0

Mid-Cap                 $407,652     $681,464       $610,332       $32,466        $66,087       $127,475
Growth

Passport                $271,007   $5,044,223     $5,075,407            $0     $1,167,674       $591,550

Worldwide               $170,986     $334,642       $357,346       $12,572         $5,371             $0
Growth

(1) Does not include principal transactions on a net trade basis.

     The differences in the amounts of brokerage commissions paid by the Funds during 2006 as compared to prior years are primarily attributable to differences in the cash flows into and out of the Funds, changes in the assets of the Funds, and differences in portfolio turnover rates.

     The aggregate amount of transactions during the fiscal year ended December 31, 2006 in securities effected through a broker for research services and products (including brokerage services and products), and the commissions and concessions related to such transactions, were as follows:

                       Commissions and
         Fund            Concessions                 Transactions Amount
------------------  ------------------------------  --------------------
 Balanced                     $89,485                     $65,628,141

 Discovery                 $1,085,104                    $589,866,764

 Equity Growth               $438,397                    $326,416,698

 Growth                      $676,227                    $501,628,225

 International Equity         $30,461                     $20,487,401

 Mid-Cap Growth              $295,414                    $203,834,363

 Passport                    $136,514                     $77,495,425

 Worldwide Growth            $107,116                     $56,411,295

      During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

      During the fiscal year, certain of the funds held securities of their regular brokers or dealers as follows:

 Fund                  Broker                           Value*
------------------  -------------------------------  ----------
 Balanced              AIG Funding                         N/A

                       Bank of America Corporation         N/A

                       Bear Stearns                   $586,725

                       Citigroup, Inc.                $280,060

                       CS First Boston                $286,441

                       Goldman Sachs Group, Inc.      $705,427

                       HSBC Finance                   $110,519

                       Lehman Brothers                $245,603

                       Merrill Lynch & Co.            $332,781

                       Morgan Stanley               $1,065,612

                       Prudential Funding              $39,659

                       Wachovia                       $111,396
------------------  ------------------------------  -----------
 Discovery             AIG Funding                         N/A

                       HSBC Finance                        N/A

                       Merrill Lynch & Co.                 N/A

                       Piper Jaffrey                $2,318,037

                       Morgan Stanley                      N/A
------------------  ------------------------------  -----------
 Equity Growth         AIG Funding                         N/A

 Fund                  Broker                           Value*
------------------  -------------------------------  ----------
                       Citigroup, Inc.              $1,575,419

                       Goldman Sachs Group, Inc.    $3,204,153

                       HSBC Finance                        N/A

                       Merrill Lynch & Co.                 N/A

                       Morgan Stanley               $2,553,319

                       Prudential Funding                  N/A
------------------  ------------------------------  -----------
 Growth                AIG Funding                         N/A

                       Citigroup, Inc.              $2,336,337

                       Goldman Sachs Group, Inc.    $4,785,197

                       HSBC Finance                        N/A

                       Merrill Lynch & Co.                 N/A

                       Morgan Stanley               $3,824,767

                       Prudential Funding                  N/A
------------------  ------------------------------  -----------
 International Equity  AIG Funding                         N/A

                       CS First Boston                $657,653

                       HSBC Finance                        N/A

                       Merrill Lynch & Co.                 N/A

                       Prudential Funding                  N/A
------------------  ------------------------------  -----------
 Mid-Cap Growth        AIG Funding                         N/A

                       HSBC Finance                        N/A

                       Merrill Lynch & Co.                 N/A

                       Prudential Funding                  N/A
------------------  ------------------------------  -----------
 Passport              HSBC Finance                        N/A

                       Merrill Lynch & Co.                 N/A

                       Prudential Funding                  N/A
------------------  ------------------------------  -----------
 Worldwide Growth      AIG Funding                         N/A

                       Citigroup, Inc.                $406,777

                       CS First Boston                $445,455

                       Goldman Sachs Group, Inc.           N/A

                       HSBC Finance                        N/A

                       Merrill Lynch & Co.                 N/A

                       Prudential Funding                  N/A

* value as of 12/31/06, if applicable.

--------------------------------------------------------------------------------

                                  CAPITAL STOCK

--------------------------------------------------------------------------------

     The Company's capital stock, par value $0.01 per share, is divided into eight series: Dreyfus Founders Balanced Fund, Dreyfus Founders Discovery Fund, Dreyfus Founders Equity Growth Fund, Dreyfus Founders Growth Fund, Dreyfus
Founders International Equity Fund, Dreyfus Founders Mid-Cap Growth Fund, Dreyfus Founders Passport Fund and Dreyfus Founders Worldwide Growth Fund. Each series is divided into multiple classes of shares: Class A, Class B, Class C, Class F, Class R and Class T. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.

     The following table sets forth as of February 28, 2007, the share ownership of those shareholders who owned of record 5% or more of any class of a Fund's issued and outstanding common stock:

----------------------------------------------------------------------------
 AG Edwards & Sons, Inc.              Balanced - Class T              9.75%
 Adams Perfect Funeral Homes Inc.
 1 N. Jefferson Ave.
 St. Louis, MO 63103-2205
----------------------------------------------------------------------------
 AG Edwards & Sons, Inc.              Passport - Class T              8.43%
 Custodian for
 Claggett C. Upton
 Rollover IRA Account
 10807 Snow White Drive
 Dallas, TX 75229-4038
----------------------------------------------------------------------------
 AG Edwards & Sons, Inc.              International Equity - Class B  7.77%
 Peggy Jordan
 Rollover IRA Account
 4 Parkshore Circle
 Sacramento, CA 95831-3033
----------------------------------------------------------------------------
 AG Edwards & Sons                    International Equity - Class T 17.16%
 Custodian for
 Gregory R. Abide
 IRA Account
 5808 Virginia Place
 Metairie, LA 70003-1035
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 AG Edwards & Sons C/F                Mid-Cap Growth - Class T        7.80%
 Patrick Moore
 Rollover IRA Account
 8036 Cindy Lane
 Bethesda, MD 20817-6913
----------------------------------------------------------------------------
 Anne O Cropp &                       International Equity - Class C  7.50%
 Joan Herald TTEE
 Lowell S Cropp Loving Trust
 1551 Rosewood Lane
 Schererville, IN 46375-1086
----------------------------------------------------------------------------
 Bisys Retirement Services FBO        Mid-Cap Growth -Class R         8.58%
 NL Group 401(K) Plan
 700 17[th] Street Suite 300
 Denver, CO 80202-3531
----------------------------------------------------------------------------
 Brynne Johnson Solowinski            International Equity - Class R 13.12%
 891 Main Street
 Fords, NJ 08863-1511
----------------------------------------------------------------------------
 Catherine Stahl & James S. Charters  Passport - Class T             18.33%
 Stokes Charitable Trust
 660 Arcadia Bluff Court
 San Marcos, CA 92069-8125
----------------------------------------------------------------------------
 Charles F. Kohlerman III &           Worldwide Growth - Class B     10.61%
 Rebecca M. Kohlerman JTWROS
 409 Melvin Drive
 Brookhaven, PA 19015-1511
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.           Balanced - Class F             18.74%
 Special Custody Account for the
 Exclusive Benefit of Customers       Discovery - Class F            18.50%
 101 Montgomery Street
 San Francisco, CA  94104-4122        Growth - Class F               14.57%

                                      International Equity - Class F 17.06%

                                      Mid-Cap Growth - Class F       18.78%

                                      Passport - Class F             36.55%
----------------------------------------------------------------------------

------------------------------------------------------------------------------
                                      Worldwide Growth - Class F       24.02%
------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.       Balanced - Class T               23.10%
 333 West 34[th] St. - 3[rd] Floor
 New York, NY  10001-2483             Discovery - Class C              20.72%

                                      Discovery - Class T              18.96%

                                      Equity Growth - Class A           7.46%

                                      Equity Growth - Class B          18.71%

                                      Equity Growth - Class C          34.74%

                                      Growth - Class B                  7.72%

                                      Growth - Class C                 17.78%

                                      Growth - Class F                 10.01%

                                      International Equity - Class B   14.50%

                                      International Equity - Class C   19.59%

                                      Mid-Cap Growth - Class A         14.14%

                                      Mid-Cap Growth - Class B         15.80%

                                      Mid-Cap Growth - Class C         24.16%

                                      Mid-Cap Growth - Class T         12.64%

                                      Passport - Class C               20.22%

                                      Worldwide Growth - Class A        6.62%
------------------------------------------------------------------------------

----------------------------------------------------------------------------

                                      Worldwide Growth - Class B      6.43%

                                      Worldwide Growth - Class C     12.21%
----------------------------------------------------------------------------
 Citigroup Institutional              Balanced - Class F              6.52%
 Trust Co TTEE
 The Copeland Retirement Group Trust
 Copeland Co Attn Plan Valuation
 400 Atrium Dr.
 Somerset, NJ  08873-4162
----------------------------------------------------------------------------
 Counsel Trust FBO                    Balanced - Class R              9.93%
 Emerald Door & Glass Inc. 401 (K)
 Profit Sharing Plan & Trust
 336 Fourth Avenue
 The Times Building
 Pittsburgh, PA 15222-2011
----------------------------------------------------------------------------
 Counsel Trust FBO                    International Equity - Class R 50.06%
 Grand Prix Association of Long
 401(K) Profit Sharing Plan & Trust
 336 Fourth Avenue
 The Times Building
 Pittsburgh, PA 15222-2011
----------------------------------------------------------------------------
 Dain Rauscher, Inc. FBO              Passport - Class B              5.36%
 Boog-Scott Fam Ltd Partnership
 John Boog-Scott Gen'l Partner
 4232 Danmire Drive
 Richardson, TX 75082-3758
----------------------------------------------------------------------------
 Dreyfus Trust Co Custodian           Worldwide Growth - Class C     10.63%
 Barbara T. Lewy
 Under 403 (B) 7 Plan
 30 Regent Drive
 Lido Beach, NY 11561-4923
----------------------------------------------------------------------------
 Dreyfus Trust Company Custodian      Discovery - Class T             6.20%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 FBO Gilberto Medina
 Under IRA Rollover Plan
 271 NE 45[th] Street
 Ft. Lauderdale, FL 33334-6040
----------------------------------------------------------------------------
 Dreyfus Trust Company Custodian      Equity Growth - Class R        24.21%
 FBO Pavel Strnad
 Under IRA Rollover Plan
 NA Male Sarce 759
 16400 Prague 6
 Czech Republic
----------------------------------------------------------------------------
 Dreyfus Trust Company Custodian      Discovery - Class C             7.30%
 Lizabeth Moriarty Schmitz
 Under IRA Plan
 15 Happy Acres Rd.
 Clinton, CT 06413-1333
----------------------------------------------------------------------------
 Dreyfus Trust Company Custodian      Equity Growth - Class R        62.21%
 Kathleen Hogan
 Under IRA Plan
 531 Pine Springs Trail SE
 Marietta, GA 30067-6755
----------------------------------------------------------------------------
 Dreyfus Trust Company Custodian      Equity Growth - Class R         5.27%
 Richard M. Kanner
 Under 403(B) 7 Plan
 3124 Benjamin Rd.
 Oceanside, NY 11572-4406
----------------------------------------------------------------------------
 Dreyfus Trust Company Custodian      Equity Growth - Class T        59.08%
 FBO Diane M. McDonald
 Under IRA Plan
 PO Box 794
 Brewster, MA 02631-0794
----------------------------------------------------------------------------
 Dreyfus Trust Company Cust           Worldwide Growth - Class T     14.11%
 FBO Jean Hawley Culbertson
 Under IRA Plan
 1116 Washington Street
 Glenview, IL 60025-2862
----------------------------------------------------------------------------
 Dreyfus Trust Co. Custodian          Passport - Class R              5.43%
 Steve Nelson
 Under 403 (B) 7 Plan
 3104 Hughitt Avenue
 Superior, WI 54880-5442
----------------------------------------------------------------------------
 Edward D. Jones & Co. Custodian      Growth - Class T                7.22%
 FBO Patricia G. Starnes IRA
 396 Bertucci
 Biloxi, MS 39531-2262
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Emmett A. Larkin Company             Growth - Class T               11.43%
 100 Bush St.
 Suite 1000
 San Francisco, CA  94104
----------------------------------------------------------------------------
 Fahnestock & Co., Inc.               Balanced - Class B              7.71%
 FBO Elcey Watson Stuart TTEE of
 The Elcey Watson Stuart
 New York, NY 10004
 Trust DTD 4-23-9
 PO Box 1254
----------------------------------------------------------------------------
 Fidelity Investments                 Growth - Class R               33.44%
 Operations Co (FIIOC) As Agent For
 Certain Employee Benefit Plans       Worldwide Growth - Class R     22.42%
 100 Magellan Way #KW1C
 Covington, KY  41015-1999
----------------------------------------------------------------------------
 First Clearing, LLC                  Worldwide Growth - Class T     15.92%
 Deborah Fox Roth IRA
 FCC as custodian
 1061 Leyden Street
 Denver, CO 80220-4636
----------------------------------------------------------------------------
 First Clearing, LLC                  Mid-Cap Growth - Class C       13.61%
 Charles Pantalion IRA
 FCC as Custodian
 PSC 90 Box 1544
 APO AE 09822
----------------------------------------------------------------------------
 First Clearing, LLC                  Passport - Class R             27.71%
 John H. Bilello
 Irrevocable Intangible Trust
 10700 Wheat First Drive
 Glen Allen, VA 23060-9243
----------------------------------------------------------------------------
 First Clearing, LLC                  Discovery - Class C             7.33%
 Deborah C. Sullivan IRA
 2120 Carrera Ct.
 Cumming, GA 30041-6301
----------------------------------------------------------------------------
 First Clearing, LLC                  Passport - Class B              8.76%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Edward J. Merkle (IRA)
 FCC as Custodian
 970 Jaeger
 Columbus, OH 43206-2625
----------------------------------------------------------------------------
 First Clearing, LLC                  Balanced - Class B              6.33%
 Joseph J. Marzo IRA
 FCC as Custodian
 36 Norway Ridge Rd.
 Woodhull, NY 14898-9662
----------------------------------------------------------------------------
 First Clearing, LLC                  Mid-Cap Growth - Class A        4.97%
 Kenneth L. Kite (IRA)
 FCC as Custodian
 3957 Bordeaux Drive
 Hoffman Est, IL 60192-1648
----------------------------------------------------------------------------
 First Clearing, LLC                  Discovery - Class T            13.72%
 Maureen Ryan Cywilko
 4940 Camelot Drive
 Syracuse, NY 13215-2408
----------------------------------------------------------------------------
 First Clearing, LLC                  Growth - Class C               22.60%
 RP & L Ltd.
 110 N. Milam Street
 Fredericksbrg, TX 78624-3823
----------------------------------------------------------------------------
 First Clearing, LLC                  Equity Growth - Class C        12.78%
 Robert Webber (IRA)
 FCC as Custodian
 339 W. 19[th] St., Apt. C
 New York, NY 10011-3927
----------------------------------------------------------------------------
 First Clearing, LLC                  Equity Growth - Class B        12.13%
 Ron Erhardt (IRA)
 FCC as Custodian
 6400 N.W. 2[nd] Avenue #221
 Boca Raton, FL 33487-3026
----------------------------------------------------------------------------
 First Clearing, LLC                  Passport - Class C              6.55%
 Sally Gillenson (Simple IRA)
 FCC as Custodian
 4-58 Ivy Lane
 Fair Lawn, NJ
----------------------------------------------------------------------------
 First Clearing, LLC                  Discovery - Class B            12.00%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Sarah Mattox IRA
 200 Sallys Lane
 Blythewood, SC 29016-8121
----------------------------------------------------------------------------
 First Clearing, LLC                  Passport - Class A              5.65%
 Stephen Chan IRA
 309 Sunset Grove Drive
 Holly Springs, NC 27540-6810
----------------------------------------------------------------------------
 First Clearing, LLC                  Discovery - Class A             7.74%
 Timothy P. Vartenisian IRA
 541 Mt. Airy Drive
 Prattville, AL 36067-2147
----------------------------------------------------------------------------
 First Clearing, LLC                  Growth - Class T                7.33%
 Marie P. Sperber
 10700 Wheat First Drive
 Glen Allen, VA 23060-9243
----------------------------------------------------------------------------
 First Clearing, LLC                  Mid-Cap Growth - Class B        7.65%
 Vicky Gerald IRA
 79 Vermont Avenue
 Asheville, NC 28806-3040
----------------------------------------------------------------------------
 First Clearing, LLC                  Balanced - Class T             19.70%
 Stephen A. Sperber
 Number 128
 1285 Baring Blvd.
 Sparks, NV 89434.8673
----------------------------------------------------------------------------
 First Clearing, LLC                  Worldwide Growth - Class B     22.96%
 David W. Lauth (IRA)
 FCC as Custodian
 10990 Plattner Pk.
 St. Marys, OH 45885-9623
----------------------------------------------------------------------------
 First Clearing, LLC                  Worldwide Growth - Class C     21.11%
 Wanda Jean Applin
 Myron Applin Gdn
 1489 Stretch Drive
 Beavercreek, OH 45434-5646
----------------------------------------------------------------------------
 First Clearing, LLC                  International Equity - Class C  9.69%
 The William Elder Kerr and
 Phyllis Kerr AB Living Trust
 208 Dalmatian Lane
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Las Vegas, NV 89107-2305
----------------------------------------------------------------------------
 First Clearing, LLC                  Balanced - Class C             22.66%
 Thomas Pilkington IRA
 FCC as custodian
 865 Shining Rose Pl.
 Henderson, NV 89052-8663
----------------------------------------------------------------------------
 First Clearing Corporation           International Equity - Class T 32.46%
 FCC as Custodian
 2981 W. White Oak Trail
 Highlands Ranch, CO 80129-4646
----------------------------------------------------------------------------
 IHN Jae Won & Susan T. Won           Growth - Class C                7.77%
 319 Morrison Ave.
 Raleigh, NC 27608-2537
----------------------------------------------------------------------------
 J.J.B. Hilliard, W. L. Lyons, Inc.   International Equity - Class R 13.21%
 Benjamin J. Vantuil
 501 S. 4[th] Street
 Louisville, KY 40202-2520
----------------------------------------------------------------------------
 JP Morgan Chase Bank                 Discovery - Class R            70.55%
 FBO The Super Saver Employee Plan
 C/O JP Morgan American Century
 PO Box 419784
 Kansas City, MO 64141-6784
----------------------------------------------------------------------------
 Louise A. Wiedermann TTEE            Passport - Class T             10.41%
 Louise A. Wiedermann Rev Trust
 UA DTD 01/31/2002
 918 Woodside Village Lane
 Manchester, MO 63021-6939
----------------------------------------------------------------------------
 LPL Financial Services               Equity Growth- Class B          8.45%
 9785 Towne Centre Drive
 San Diego, CA  92121-1968            Mid-Cap Growth - Class A        9.29%

                                      Passport - Class T             24.87%
----------------------------------------------------------------------------
 Mac & Co.                            Growth - Class R               54.79%
 FBO Founders Growth
 Mutual Fund Operations
  PO Box 3198
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 525 William Penn Place
 Pittsburgh, PA 15230-3198
----------------------------------------------------------------------------
 Mac & Co.                            Worldwide Growth - Class R     48.05%
 FBO Founders Worldwide
 Mutual Fund Operations
  PO Box 3198
 525 William Penn Place
 Pittsburgh, PA 15230-3198

----------------------------------------------------------------------------
 MBC Investments Corporation          Equity Growth - Class T         5.55%
 C/O Mellon Financial Corporation
 Attn Delaware Fin Dep Aim 198-0000
 4001 Kennett Pike, Ste. 218
 Two Greenville Crossing
 Greenville, DE 19807-2029
----------------------------------------------------------------------------
 MLPF & S For the Sole Benefit        Balanced - Class B              5.25%
 Of its Customers
 4800 Deer Lake Dr E Fl 3             Balanced - Class C             16.25%
 Jacksonville, Fl  32246-6484
                                      Discovery - Class A             9.36%

                                      Discovery - Class C            21.36%

                                      Equity Growth - Class B         7.41%

                                      Equity Growth - Class C        44.08%

                                      Growth - Class A                6.30%

                                      Growth - Class C               15.73%

                                      International Equity - Class B 17.10%

                                      International Equity - Class C 32.65%

                                      Mid-Cap Growth - Class A       10.88%

                                      Mid-Cap Growth - Class C       21.60%

                                      Passport - Class A             21.83%

                                      Passport - Class C             19.35%
----------------------------------------------------------------------------

----------------------------------------------------------------------------

                                      Worldwide Growth - Class A      7.11%

                                      Worldwide Growth - Class C     13.28%
----------------------------------------------------------------------------
 Morgan Stanley DW                    Discovery - Class C             5.31%
 Attn Mutual Funds Operations
 3 Harborside Plaza, 6[th] Floor      Mid-Cap Growth - Class B        9.31%
 Jersey City, NJ 07311-3907
----------------------------------------------------------------------------
 National Financial Services Corp     Balanced - Class F             23.11%
 FBO Our Customers Exclusively
 PO Box 3908                          Discovery - Class F            12.60%
 Church Street Station
 New York, NY 10008-3908              Growth - Class F               14.81%

                                      Mid-Cap Growth - Class F       14.53%

                                      Passport - Class F              8.85%

                                      Worldwide Growth - Class F     23.43%
----------------------------------------------------------------------------
 National Investor Services FBO       Equity Growth - Class T        22.74%
 55 Water Street, 32[nd] Floor
 New York, NY 10041-0028              Growth - Class T               17.91%

                                      Mid-Cap Growth - Class T       56.43%

                                      Passport - Class A              8.77%
----------------------------------------------------------------------------
 NFS LLC FEBO                         Equity Growth - Class B        32.99%
 Chase Manhattan Bank Cust
 IRA of Mark A. Savino
 Trad'l IRA
 10427 Alstyne Avenue
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Corona-A, NY 11368-3128
----------------------------------------------------------------------------
 NFS LLC FEBO                         Passport - Class A             12.00%
 Citizens Bank
 Roth IRA
 FBO Jennifer A. Raker
 166 Picket Post Lane
 Phoenixville, PA 19460-5629
----------------------------------------------------------------------------
 NFS LLC FEBO                         Passport - Class T              6.28%
 Craig H. York
 2704 Welborn St., Apt. B
 Dallas, TX 75219-4895
----------------------------------------------------------------------------
 NFS LLC FEBO                         Mid-Cap Growth - Class B       21.14%
 Eulalia A. Afonso
 2311 E. Norris Street
 Philadelphia, PA 19125-1907
----------------------------------------------------------------------------
 NFS LLC FEBO                         Balanced - Class A             53.84%
 FMT Co Cust IRA
 FBO Theresa Maria Mooney
 32 Lenape TRL
 Chatham, NJ 07928-1851
----------------------------------------------------------------------------
 NFS LLC FEBO                         Discovery - Class B            14.30%
 FMT CO Cust IRA
 FBO Savita Hatwal
 100 Woodcrest Lane, Apt. 103
 Mount Kisco, NY 10549-3048
----------------------------------------------------------------------------
 NFS LLC FEBO                         Passport - Class B             14.47%
 Linda Rickert
 Tod Name on File
 6 Pebble Lane
 Levittown, PA 19054-3717
----------------------------------------------------------------------------
 NFS LLC FEBO                         Balanced - Class B             28.74%
 NFS/FMTC IRA
 FBO Gary Beres
 4081 Derrwood Drive
 Akron, OH 44333-1199
----------------------------------------------------------------------------
 NFS LLC FEBO                         Equity Growth - Class A        71.31%
 NFS/FMTC Rollover IRA
 FBO James F. McCray
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 2553 Romig Rd., Apt. 22
 Akron, OH 44320-3882
----------------------------------------------------------------------------
 NFS LLC FEBO                         Equity Growth - Class C         6.61%
 NFS/FMTC Roth IRA
 FBO Joseph M. Etsibah
 4290 Gull Prairie Drive, Apt. 1A
 Kalamazoo, MI 49048-3041
----------------------------------------------------------------------------
 NFS LLC FEBO                         Growth - Class B               24.70%
 NFS/FMTC Rollover IRA
 FBO Mary E. Kelman
 1500 Sawyer Avenue
 Manasquan, NJ 08736-2248
----------------------------------------------------------------------------
 NFS LLC FEBO                         Mid-Cap Growth - Class A       19.83%
 NFS/FMTC IRA
 FBO Marilyn A. Kenerson
 9612 Lucerne Avenue #302
 Culver City, CA 90232-2926
----------------------------------------------------------------------------
 NFS LLC FEBO                         Mid-Cap Growth - Class R       70.95%
 FMT CO Cust IRA
 FBO Wayne L. Darnell
 408 Honeysuckle Lane
 Yorktown, VA 23693-5708
----------------------------------------------------------------------------
 NFS LLC FEBO                         Worldwide Growth - Class A     19.99%
 Jolene D. Mazur Cust
 Melissa E. Mazur Utma
 5658 S. Sayre Avenue
 Chicago, IL 60638-3121
----------------------------------------------------------------------------
 NFS LLC FEBO                         Worldwide Growth - Class B     18.19%
 Paul Eisenstein
 Emma Perry Loss
 143 Abbott Avenue
 Worthington, OH 43085-2601
----------------------------------------------------------------------------
 NFS LLC FEBO                         Worldwide Growth - Class C      5.58%
 Toby J. Ayars
 Kirsten E. Ayars
 4765 8[th] St. #B
 Carpinteria, CA 93013-1829
----------------------------------------------------------------------------
 NFS LLC FEBO                         International Equity - Class A  5.59%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Citizens Bank
 Regular IRA
 FBO Mary Anne Leidich
 606 Crestview Road
 Hummelstown, PA 17036-9377
----------------------------------------------------------------------------
 NFS LLC FEBO                         International Equity - Class B 23.54%
 Hansika R. Shah
 Tod Rakesh Shah
 427 Mahogany Walk
 Newtown, PA 18940-4212
----------------------------------------------------------------------------
 NFS LLC FEBO                         Balanced - Class T             22.76%
 Prudential Bank & Trust, FSB
 IRA Rollover
 FBO Larry R. Burghdoff
 5550 Carmody Rd.
 Coloma, MI 49038-9742
----------------------------------------------------------------------------
 NFS LLC FEBO                         Discovery - Class A            21.47%
 JPMorgan Chase Bank Trad Cust
 IRA of Nancy Colon                   Growth - Class A               29.14%
 99-41 64 Avenue, Apt. A6
 Rego Park, NY 11374-2667
----------------------------------------------------------------------------
 NFS LLC FEBO                         Passport - Class R             31.68%
 W. Weldon Wilson
 Elaine C. Wilson
 Special
 85 Sherman Tpke.
 Redding Ct. 06896-2428
----------------------------------------------------------------------------
 Pershing LLC                         Balanced - Class A              6.30%
 P O Box 2052
 Jersey City, NJ  07303-9998          Balanced - Class B             12.97%

                                      Balanced - Class R             88.10%

                                      Discovery - Class A            12.19%

                                      Discovery - Class B             6.08%

                                      Discovery - Class C             5.24%

                                      Growth - Class A               13.85%
----------------------------------------------------------------------------

----------------------------------------------------------------------------

                                      Growth - Class B                8.74%

                                      Growth - Class C                9.47%

                                      Growth - Class R               10.82%

                                      International Equity - Class A  6.04%

                                      International Equity - Class C  5.10%

                                      International Equity - Class R  5.22%

                                      International Equity - Class T 19.29%

                                      Mid-Cap Growth - Class A       13.55%

                                      Mid-Cap Growth - Class B        7.93%

                                      Mid-Cap Growth - Class C        5.42%

                                      Mid-Cap Growth - Class R       10.75%

                                      Passport - Class A             14.12%

                                      Passport - Class B             10.79%

                                      Passport - Class C             14.87%

                                      Passport - Class R             25.69%

                                      Worldwide Growth - Class A     17.50%

                                      Worldwide Growth - Class B     21.47%

                                      Worldwide Growth - Class C      8.17%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                      Worldwide Growth - Class R     28.86%

----------------------------------------------------------------------------
 Prudential Retirement Ins & Ann Co   Balanced - Class F              7.80%
 FBO Various Retirement Accounts
 280 Trumbull Street
 1 Commercial Plaza
 Hartford, CT 06103-3509
----------------------------------------------------------------------------
 RBC Dain Rauscher Custodian          International Equity - Class T 16.06%
 Arturo R. Garza
 Rollover IRA
 2307 Aspen Street
 Richardson, TX 75082-3324
----------------------------------------------------------------------------
 RBC Dain Rauscher Custodian          Discovery - Class T            20.00%
 Melinda McNutt
 Individual Retirement Account
 10530 Mapleridge Drive
 Dallas, TX 75238-2263
----------------------------------------------------------------------------
 Raymond James & Assoc., Inc.         Balanced - Class B              7.16%
 FBO Engel IRA
 880 Carillon Pkwy
 St. Petersburg, FL  33716-100
----------------------------------------------------------------------------
 Raymond James & Assoc., Inc.         Balanced - Class C             31.80%
 FBO Maupin Tr
 880 Carillon Pkwy
 St. Petersburg, FL  33716-100
----------------------------------------------------------------------------
 Raymond James & Assoc., Inc.         Worldwide Growth - Class C      6.98%
 FBO Shafer James
 880 Carillon Pkwy
 St. Petersburg, FL 33716-1100
----------------------------------------------------------------------------
 Raymond James & Accoc., Inc.         International Equity - Class C  6.50%
 FBO Stang Margo
 880 Carillon Pkwy
 St. Petersburg, FL 33716-1100
----------------------------------------------------------------------------
 Raymond James & Assoc., Inc.         Growth - Class T               39.96%
 FBO TX MFD 401(K)
 880 Carillon Pkwy.
 St. Petersburg, FL 33716-1100
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Ruth M. Bernstein                    Discovery - Class B             5.45%
 12 Crescent Hollow Ct.
 Ramsey, NJ 07446-2643
----------------------------------------------------------------------------
 Scott & Stringfellow, Inc.           Discovery - Class T             8.15%
 909 East Main Street
 Richmond, VA 23219-3002              Worldwide Growth - Class T     69.95%
----------------------------------------------------------------------------
 Scottrade, Inc. (FBO)                Passport - Class T              5.15%
 Alex Aumann IRA
 PO Box 31759
 Saint Louis, MO 63131-0759
----------------------------------------------------------------------------
 SEI Private Trust Company            International Equity - Class R 13.10%
 C/O Mellon
 One Freedom Valley Drive
 Oaks, PA  19456
----------------------------------------------------------------------------
 State Street Corp as Trustee         Discovery - Class R             5.86%
 For the JC Penney Co., Inc. Savings
 PS and Stock Ownership PL and TR
 105 Rosemont Rd.
 Westwood, MA 02090-2318
----------------------------------------------------------------------------
 Susan A. Wood FBO                    Equity Growth - Class T        12.60%
 Tropic Oil Co. 401(K) Profit
 Sharing Plan & Trust
 10002 NW 89[th] Avenue
 Miami, FL 33178-1409
----------------------------------------------------------------------------
 The Northern Trust Co                Discovery - Class R            18.04%
 FBO Dole- DV
 PO Box 95956
 Chicago, IL 60675-0001
----------------------------------------------------------------------------
 UBS Financial Services Inc. FBO      Balanced - Class T             18.36%
 Melissa N. Parks
 8102 Shady Grove Lane
 Houston, TX 77040-4214
----------------------------------------------------------------------------
 UBS Financial Services, Inc. FBO     Discovery - Class C             6.37%
 UBS-Finsvc Cdn FBO
 Kenneth Lollar
 P.O. Box 3321
 1000 Harbor Blvd.
 Weehawken, NJ 07086-8154
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 UBS Financial Services, Inc. FBO     Growth - Class C                5.68%
 UBS-Finsvc Cdn FBO
 Larry Noel
 P.O. Box 3321
 Weehawken, NJ 07086-8154
----------------------------------------------------------------------------
 UBS Financial Services, Inc.         Worldwide Growth - Class A      6.15%
 FBO UBS-Finsvc CDN
 FBO Mr. Mahim K. Vora
 PO Box 3321
 1000 Harbor Blvd.
 Weehawken, NJ 07086-8154
----------------------------------------------------------------------------
 UBS Financial Services, Inc.         Discovery - Class T            10.23%
 FBO UBS-Finsvc CDN
 FBO Norma J. Lamont
 PO Box 3321
 1000 Harbor Blvd.
 Weehawken, NJ 07086-8154
----------------------------------------------------------------------------
 UBS Financial Services, Inc.         Discovery - Class B            10.33%
 FBO Herbert G. Stolzer Rev
 Declaration of Trust DTD
 C/O Richard E. Ingram Esq.
 410 George Street
 New Brunswick, NJ 08901-2016
----------------------------------------------------------------------------
 UBS Financial Services, Inc.         Balanced - Class B              5.46%
 FBO Jane Cowan Smith
 20 Bartlett Dr. Apt. 306
 Rockland, ME 04841-2270
----------------------------------------------------------------------------
 Wedbush Morgan Securities            Mid-Cap Growth - Class C        4.95%
 1000 Wilshire Blvd.
 Los Angeles, CA 90017-2457
----------------------------------------------------------------------------
 Wells Fargo Investments, LLC         Worldwide Growth - Class B      5.08%
 625 Marquette Avenue S. 13[th] Floor
 Minneapolis, MN 55402-2308
----------------------------------------------------------------------------
 Wells Fargo Investments LLC          Balanced - Class B              5.21%
 608 Second Ave. South 8[th] Fl
 Minneapolis, MN 55402-1916           Balanced - Class C              8.69%
----------------------------------------------------------------------------

----------------------------------------------------------------------------

                                      Mid-Cap Growth - Class B        5.57%
----------------------------------------------------------------------------


(1) Except as set forth in the table above, the Company does not know of any person who, as of February 28, 2007, owned beneficially 5% or more of the shares of any class of any Fund.


     Shares of each Class of each Fund are fully paid and nonassessable when issued. All shares of each Class of a Fund participate equally upon liquidation and in dividends and other distributions by that Class, and participate in proportion to their relative net asset values in the residual assets of a Fund in the event of its liquidation. Shares of each Class of each Fund are redeemable as described herein under "Redemption of Shares" and under "About Your Investment" or "Your Investment" in the Prospectuses. Fractional shares have the same rights proportionately as full shares. The Company does not issue share certificates. Shares of the Company have no conversion, subscription or preemptive rights.

     Each full share of the Company has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Class and/or each Fund is required by law. The Company is not required to hold regular annual meetings of shareholders and does not intend to do so; however, the Board of Directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Company's Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.


--------------------------------------------------------------------------------

                                PRICING OF SHARES

--------------------------------------------------------------------------------

     The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The NYSE is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ALL FUNDS. The net asset value per share of each Class of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Class, less the Fund's liabilities (including accrued expenses) attributable to that Class, by the number of outstanding shares of that Class. Expenses and fees, including the advisory fees and fees pursuant to the Distribution Plans and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of each Class of each Fund's shares. Because of the differences in the operating expenses incurred by each Class of a Fund, the per share net asset value of each Class will differ.

DOMESTIC EQUITY SECURITIES. A security listed or traded on a securities exchange or in the over-the counter market is valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security is valued at the current closing bid price. The Company's
Board of Directors has authorized the Funds' accounting agent to value Nasdaq-traded securities at their official closing prices.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges ordinarily are valued at the last quoted official closing price available before the time when the Fund's assets are valued. In the event that a foreign exchange does not provide an official closing price, or if the foreign market has not yet closed as of the valuation time on a particular day, foreign securities shall be valued at the last quoted sale price available before the time when the Funds' assets are valued. Lacking any sales on that day, the security is valued at the current closing bid price. In some cases, particularly with respect to securities or companies in certain Latin American countries, prices may not be available in a timely manner. Therefore, such prices will be obtained from a Board-authorized pricing service. These prices will be reflective of current day trading activity, and will be secured at a consistent time each day. If a security's price is available from more than one U.S. or foreign exchange, the exchange that is the primary market for the security will be used. Foreign securities not traded on foreign exchanges, including 144As and foreign income securities, are valued on the basis of the average of at least two market maker quotes and/or the portal system. New York closing exchange rates are used to convert foreign currencies to U.S. dollars.

DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Directors. If a pricing service is not able to provide a price for a debt security, the value shall be determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest asked quotations obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the asked quotations provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities generally are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE OR DO NOT REFLECT FAIR VALUE. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a Fund calculates its net asset value), the Fund may value those investments at fair value as determined in good faith by the Board of Directors, or pursuant to procedures approved by the Board of Directors.

Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The Funds may use fair value prices obtained from such a pricing service in lieu of the closing prices from foreign markets in valuing foreign equity securities on days when movements in the U.S. stock market are determined to have materially affected the value of those securities subsequent to the closing of the foreign markets. In addition to establishing the fair value of securities, another objective of this policy is to attempt to reduce the possibility that an investor may seek to take advantage of any disparity between the foreign securities' closing market prices and their fair value by engaging in "time zone arbitrage." Accordingly, the Funds that invest a significant portion of their assets in foreign equity securities (the International Equity, Passport and Worldwide Growth Funds) are likely to use fair value pricing more frequently than Funds that invest substantially all of their assets in domestic securities.

Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the applicable Fund.

PRICING SERVICES. The Company's Board of Directors periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

     When the Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.


--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

     Management believes that each Fund has qualified for treatment as a "regulated investment company" under the Code for its most recent fiscal year end. Each Fund intends to continue to so qualify as a "regulated investment company" under the Code, if such qualification is in the best interest of its shareholders. As a regulated investment company, the Funds will pay no Federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, each Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains uncashed for six months, each Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as described in the relevant Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     In general, dividends (other than capital gain dividends) paid by a Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor's qualification for the preferential rate may apply.

     In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 91-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

     Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income.

     As of December 31, 2006, each of the Funds had capital loss carryovers that may be available to offset future realized capital gains, if any, and thereby reduce future taxable gains distributions, if any. Shareholders should consult the Funds' most recent annual reports under "Notes to Financial Statements - Federal Tax Information" for additional information, including the expiration dates of these carryovers.


--------------------------------------------------------------------------------

                        YIELD AND PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

     The Company may, from time to time, include the yield or total return of the Funds in advertisements or reports to shareholders or prospective investors. Any quotations of yield for the Balanced Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                        (6)
     YIELD = 2[(1 + a-b)    - 1]
                    ---
                     cd

where  a =   dividends and interest earned during the period,

       b =   expenses accrued for the period (net of reimbursements),

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

       d =   the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and may also be expressed for other periods. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)[n] = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. A Class's average annual total return figures calculated in accordance with this formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

     Aggregate total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns include applicable sales loads. Actual after-tax returns depend on the investor's individual tax situation. The after-tax return information does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

     Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

CODE OF ETHICS

     The Company, Founders and the Distributor each have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit the personnel, subject to the respective codes, to invest in securities, including securities that may be purchased or held by the Funds. Founders' code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Founders. In that regard, portfolio managers and other investment personnel of Founders must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with Founders' code of ethics and also are subject to the oversight of Mellon's Investment Ethics Council. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of Founders' code of ethics and the requirements of the Council may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Company Code of Ethics.
-----------------------

     The Company has adopted a Code of Ethics applicable to the Independent Directors of the Company. The Company's Code is intended to prevent Independent Directors from engaging in any personal securities transactions or other activities which might conflict with or adversely affect the interests of the Company and Fund shareholders. An Independent Director may not purchase or sell any security which he or she knows is then being purchased or sold, or being considered for purchase and sale, by any Fund. An Independent Director must report a personal securities transaction if, at the time of the transaction, the Director knew or should have known that during the 15 days preceding the transaction, such security was purchased or sold, or considered for purchase or sale, by any Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds have adopted policies and procedures to ensure that the disclosure of information about the securities they hold in their portfolios is in the best interests of Fund shareholders and in compliance with applicable legal requirements. These policies and procedures also have been designed to address conflicts between the interests of Fund shareholders, on the one hand, and those of Founders, the Distributor or their affiliates, on the other. It is the policy of the Funds to protect the confidentiality of their portfolio holdings and to prevent disclosure of non-public information about such holdings to selected third parties for other than legitimate business purposes. The Funds publicly disclose their complete schedule of portfolio holdings, as reported on a month-end basis, on the Dreyfus website at www.dreyfus.com under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings, and on the Founders website at www.founders.com under Fund Prices & Information. The information is posted on these websites on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on these websites on the 15[th] day of the month following the month for which such information is applicable. The information will remain accessible on these websites at least until the date on which the Funds file a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current.

     If there is a legitimate business purpose for disclosing portfolio holdings information that is not publicly available as described above, such information may be disclosed provided that (a) neither the Funds, Founders nor any other party may receive any compensation or other consideration in connection with the disclosure, including any arrangement to maintain assets in the Funds or in other investment companies managed by Founders or an affiliate of Founders; and
(b) the recipient is subject to a written agreement that obligates the recipient to maintain the information in a confidential manner and prohibits the recipient from trading on the basis of the information. Disclosure of the Funds' portfolio holdings must be authorized by Founders' Legal Department and the Group Manager of Founders' Investment Department.

     The following types of disclosures made in the ordinary course of business are considered immaterial, and therefore are not prohibited: (1) meetings with portfolio managers to discuss portfolio performance at which there may be an occasional mention of specific portfolio securities; (2) disclosure to a broker or dealer of one or more securities in connection with the purchase or sale by a Fund of such securities; (3) requests for price quotations on individual securities from a broker or dealer where such securities are not priced by a Fund's normal pricing service or where a Fund wishes to obtain a second quote as a means of checking the quotes it receives from its normal pricing vendor; (4) requests for price quotations or bids on one or more securities; (5) disclosures in connection with litigation involving a Fund's portfolio securities such as class actions to which the Fund may be part of the plaintiff class; (6) disclosure to regulatory authorities, including foreign regulatory authorities;
(7) disclosure of portfolio securities where a particular Fund is not identified as the owner of the securities and under circumstances in which a reasonable person would not be led to believe that a particular Fund was the owner; and (8) disclosure of more general information about a Fund's portfolio that does not reveal the holding of any particular security, including, but not limited to, portfolio volatility, market capitalization data, percentages of international and domestic securities, net assets, duration, beta, sector allocations, price to earnings ratios, estimated long-term earnings per share growth, price to book ratios, and dividend yield.

     The Funds also may disclose portfolio holdings information to the following service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and which are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract: the Fund's investment adviser, fund accountant, custodian, auditors, attorneys, and each of their respective affiliates and advisers.

     Quarterly reports regarding any new disclosure of non-public portfolio holdings information to selected third parties are provided to the Board. The Board reviews these reports and determines whether such disclosure is consistent with the interests of the Funds and their shareholders. In making this determination, the Board, at a minimum, may consider (i) the proposed recipient's need for the relevant holdings information; (ii) whether the disclosure will benefit the Funds or, at a minimum, not harm the Funds; (iii) what conflicts may result from such disclosure; and (iv) what compliance measures intended to limit the potential for harm to the Funds have been established. The Board is not foreclosed from reaching the determination that the disclosure is appropriate simply because the disclosure may also further the interests of Founders or an affiliate of Founders. On an annual basis, the Board reviews a report of all ongoing arrangements to disclose non-public portfolio holdings information to third parties and the results of the program established by the Funds' CCO for monitoring the recipient's use of the information. The Board also reviews on an annual basis the policies and procedures for their continued appropriateness. The Funds' Board or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the policies and procedures.

Ongoing Arrangements
--------------------

     The following are the ongoing arrangements by which the Funds make available nonpublic information about their portfolio securities. No compensation or other consideration is received by the Funds, Founders, or any other party in connection with these arrangements. Each of the recipients is subject to a duty of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. All arrangements with non-affiliated recipients have been approved by Founders' Legal Department and the Group Manager of Founders' Investment Department (or his predecessor).

RECIPIENT                                                FREQUENT/LAG TIME
----------                                               -----------------

THE FOLLOWING RECIPIENTS PROVIDE PORTFOLIO ANALYTICS TO BE USED IN INTERNAL APPLICATIONS OR FOR RELEASE TO FINANCIAL INTERMEDIARIES:

FactSet Research Systems Inc.                            daily/none
Thomson Financial Inc.                                   daily/none



THE FOLLOWING RECIPIENT PROVIDES PORTFOLIO PRICING SERVICES TO THE FUNDS:

Interactive Data Corporation                             daily/none

THE FOLLOWING RECIPIENT PROVIDES PROXY VOTING SERVICES TO THE FUNDS:
Institutional Shareholder Services Inc.                  monthly/none


THE FOLLOWING RECIPIENT PROVIDES THE FUND ACCOUNTING SYSTEM USED BY THE FUNDS:
State Street Portfolio Accounting Systems Inc.           daily/none

THE FOLLOWING RECIPIENT PROVIDES CUSTODIAL SERVICES TO THE FUNDS:
Mellon Bank, N.A.*                                       daily/none

THE FOLLOWING RECIPIENT PROVIDES REGULATORY REPORTING SERVICES TO THE FUNDS:
Mellon Financial Corporation*                            monthly/8 days

THE FOLLOWING RECIPIENT PROVIDES PERSONAL TRADING COMPLIANCE SERVICES:
Epstein & Associates, Inc.
     StarCompliance product                              periodically during the
                                                           business day/none

DUAL-EMPLOYEES OF THE FOLLOWING RECIPIENT AND FOUNDERS PROVIDE PORTFOLIO MANAGEMENT SERVICES TO THE FUNDS, AND EMPLOYEES OF THESE RECIPIENTS PROVIDE TRADING SERVICES TO THE FUNDS:
The Boston Company Asset Management, LLC*                daily/none
Standish Mellon Asset Management Company LLC*            daily/none

THE FOLLOWING RECIPIENT POSTS THE PORTFOLIO HOLDINGS FOR EACH OF THE FUNDS ON ITS WEBSITE, PERFORMS CERTAIN ATTRIBUTION ANALYSIS, AND PROVIDES FUND ACCOUNTING SERVICES TO THE FUNDS:
The Dreyfus Corporation*                           monthly/8 days(for website
                                                           disclosure)

                                                     daily/none (for portfolio
                                                       analyses and fund
                                                      accounting services)


* These entities are affiliated with Founders and are subject to the Funds' policies and procedures regarding selective disclosure of the Funds' portfolio holdings.

PROXY VOTING

     The Board of Directors of the Company has delegated to Founders the authority to vote proxies of companies held in the Funds' portfolios. Founders, through its participation on Mellon's Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the Funds.

     Founders recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. Founders seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon Financial or its affiliates (including the Dreyfus Founders Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon Financial's or Founders' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC may review proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Founders weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

     When evaluating proposals, the MPPC recognizes that the management of a publicly held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) at www.dreyfus.com and at www.founders.com; and (2) on the SEC's website at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, 80202, served as the Company's independent registered public accounting firm for the period ended December 31, 2006. At meetings held on February 22, 2007, the Company's Audit Committee and Board of Directors selected Ernst & Young LLP ("E&Y") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007. E&Y's principal business address is 5 Times Square, 29[th] Floor, New York, New York, 10036-6530. The Company's independent registered public accounting firm is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee of the Board.

REGISTRATION STATEMENT

     A Registration Statement (Form N-14) under the 1933 Act has been filed with the SEC, Washington, D.C., with respect to the securities to which this SAI relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

APPENDIX

RATINGS OF LONG-TERM OBLIGATIONS

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch Ratings ("Fitch"), Moody's Investors Service, Inc.
("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Dominion Bond Rating Service Limited ("DBRS").

     Guidelines for Moody's and S&P ratings are described below. For DBRS, ratings correspond exactly to S&P's format from AAA through D. For Fitch, ratings correspond exactly to S&P's format from AAA through CCC. Because the Funds cannot purchase securities rated below B, ratings from Fitch and DBRS can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. A security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest long-term ratings of Moody's and S&P are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default. The following are Moody's long-term credit rating definitions for its six highest ratings:

     Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk

     Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A -- Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

     Baa -- Obligations rated Baa are considered medium-grade and as such may possess certain speculative characteristics.

     Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B -- Obligations rated B are considered speculative and are subject to high credit risk.

     Note: Moody's appends the numerical modifiers 1, 2 and 3 to each rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that rating category.

STANDARD & POOR'S. Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. The following are S&P's long-term credit rating definitions for its six highest ratings:

     AAA -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which would lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     Note: The ratings may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

PART C:  OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Indemnification provisions for officers, directors, employees, and agents of the Registrant are set forth in Article XII of the By-Laws of the Registrant, which By-Laws were filed as Exhibit b to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A on February 28, 2004 and are incorporated herein by reference. Section 12.01 of Article XII of the By-Laws provides that the Registrant shall indemnify each person who is or was a director, officer, employee or agent of the Registrant against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the full extent permitted by Section 2-418 of the General Corporation Law of Maryland or any other applicable law.

            Pursuant to the Investment Advisory Agreement between the Registrant and Founders Asset Management LLC ("Founders"), with certain exceptions, the Registrant has agreed Founders shall not be subject to liability to the Registrant for any act or omission in the course of, or connected with, rendering services under the agreement.

         Pursuant to the Underwriting Agreement between the Registrant and Dreyfus Service Corporation ("DSC"), with certain exceptions, the Registrant has agreed to indemnify DSC against any liabilities and expenses arising out of any omissions of material facts or untrue statements made by the Registrant in its prospectus or registration statement on Form N-1A.

         Notwithstanding any provisions in the By-Laws, Investment Advisory Agreement or Underwriting Agreement to the contrary, no officer, director, employee, agent, investment adviser and/or underwriter of the Registrant shall be indemnified by the Registrant in violation of sections 17(h) and (i) of the Investment Company Act of 1940, as amended.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)    (a) Articles of Incorporation of Founders Funds, Inc., dated June 19,
           1987.(1)

       (b) Articles Supplementary to the Articles of Incorporation, filed November 25, 1987.(1)

       (c) Articles Supplementary to the Articles of Incorporation, filed February 25, 1988.(1)

       (d) Articles Supplementary to the Articles of Incorporation, filed December 12, 1989.(1)

       (e) Articles Supplementary to the Articles of Incorporation, filed May 3, 1990.(1)

       (f) Articles Supplementary to the Articles of Incorporation, filed September 22, 1993.(1)

       (g) Articles Supplementary to the Articles of Incorporation, filed December 27, 1995.(1)

       (h) Articles Supplementary to the Articles of Incorporation, filed May 20, 1996.(2)

       (i) Articles Supplementary to the Articles of Incorporation, filed October 21, 1996.(2)

       (j) Articles Supplementary to the Articles of Incorporation, filed April 9, 1997.(3)

       (k) Articles of Amendment to the Articles of Incorporation, filed April 27, 1999.(5)

       (l) Articles Supplementary to the Articles of Incorporation, filed October 25, 1999.(6)

       (m) Articles Supplementary to the Articles of Incorporation, filed December 29, 1999.(6)

       (n) Articles of Amendment to the Articles of Incorporation, filed December 29, 1999.(6)

       (o) Articles of Amendment to the Articles of Incorporation, effective December 22, 2004.(11)

       (p) Articles Supplementary to the Articles of Incorporation, filed November 30, 2006. (14)

(2)        By-Laws of Dreyfus Founders Funds, Inc., as amended March 7, 2003.
           (10)

(3)        Not applicable.

(4)        Plan of Reorganization.*

(5) Provisions defining the rights of holders of securities are contained in Article Fifth of the Registrant's Articles of Incorporation, as amended, the Articles Supplementary to the Articles of Incorporation, filed October 25, 1999, and Articles II, IV, VII and IX of the Registrant's Bylaws.

(6)    (a) Investment Advisory Agreement between Dreyfus Founders Funds, Inc.
           and Founders Asset Management LLC, dated April 1, 1998.(4)

       (b) Amended and Restated Appendix 1 to Dreyfus Founders Funds, Inc. Investment Advisory Agreement, dated December 31, 1999.(7)

(7)    (a) Underwriting Agreement between Dreyfus Founders Funds, Inc.
           and Dreyfus Service Corporation, dated March 22, 2000.(8)

       (b) Form of Distribution and Shareholder Support Agreement for Dreyfus Founders Funds, Inc. - Class F Shares.(14)

       (c) Form of Broker-Dealer Agreement for Dreyfus Founders Funds,
           Inc.(8)

       (d) Form of Bank Affiliated Broker-Dealer Agreement for Dreyfus Founders Funds, Inc.(8)

       (e) Form of Bank Agreement for Dreyfus Founders Funds, Inc.(8)

       (f) Amendment of Underwriting Agreement between Dreyfus Founders Funds, Inc. and Dreyfus Service Corporation, dated August 2, 2002.(13)

       (g) Form of Supplement to Service Agreements dated October 1,
           2006.(14)

       (h) Form of Supplement to Service Agreements dated April 16,
           2007.(14)

(8)        Not applicable.

(9)    (a) Mutual Fund Custody and Services Agreement between Dreyfus
           Founders Funds, Inc. and Mellon Bank, N.A., dated September 1,
           2002.(9)

       (b) Amendment to Mutual Fund Custody and Services Agreement between Dreyfus Founders Funds, Inc. and Mellon Bank, N.A., dated September 1, 2006. (14)

(10)   (a) Amended and Restated Dreyfus Founders Funds, Inc. Rule 12b-1
           Distribution Plan (for Class F shares only), dated May 17,
           2002.(9)

       (b) Dreyfus Founders Funds, Inc. Distribution Plan for Classes B, C and T, dated December 31, 1999.(5)

       (c) Dreyfus Founders Funds, Inc. Rule 18f-3 Plan, as amended June 1, 2006.(14)

(11)       Opinion and consent of Edward F. O'Keefe P.C. - filed herewith

(12) Opinion and consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP - to be filed by post-effective amendment

(13)   (a) Shareholder Services Agreement between Dreyfus Founders Funds, Inc.
           and Dreyfus Service Corporation, dated May 1, 2003.(10)

       (b) Fund Accounting and Administrative Services Agreement between Dreyfus Founders Funds, Inc. and The Dreyfus Corporation, dated January 1, 2007. (14)

       (c) Shareholder Services Plan, dated December 31, 1999.(5)

(14) Consent of Independent Registered Public Accounting Firm. - filed herewith

(15)       Not applicable.

(16)       Powers of Attorney. - filed herewith

(17)       Form of Proxy.*


--------------
    (1) Filed previously on EDGAR with Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A on April 29, 1996 and incorporated herein by reference.

    (2) Filed previously on EDGAR with Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A on February 24, 1997 and incorporated herein by reference.

    (3) Filed previously on EDGAR with Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A on February 27, 1998 and incorporated herein by reference.

    (4) Filed previously on EDGAR with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A on February 22, 1999 and incorporated herein by reference.

    (5) Filed previously on EDGAR with Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A on October 7, 1999 and incorporated herein by reference.

    (6) Filed previously on EDGAR with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A on December 29, 1999 and incorporated herein by reference.

    (7) Filed previously on EDGAR with Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A on February 29, 2000 and incorporated herein by reference.

    (8) Filed previously on EDGAR with Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.

    (9) Filed previously on EDGAR with Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A on February 28, 2003 and incorporated herein by reference.

    (10) Filed previously on EDGAR with Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A on February 27, 2004 and incorporated herein by reference.

    (11) Filed previously on EDGAR with Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A on February 28, 2005 and incorporated herein by reference.

    (12) Filed previously on EDGAR with Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A on February 28, 2006 and incorporated herein by reference.

    (13) Filed previously on EDGAR with Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

    (14) Filed previously on EDGAR with Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A on March 2, 2007 and incorporated herein by reference.

    *    Filed herewith as part of the Prospectus/Proxy Statement

ITEM 17. UNDERTAKINGS

  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
  (3) The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City and County of Denver and State of Colorado, on the 9th day of March, 2007.

                                DREYFUS FOUNDERS FUNDS, INC.
                                (Registrant)

                                 By: /s/ Thomas F. Eggers
                                     --------------------------
                                         Thomas F. Eggers, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES                           TITLE                        DATE
----------                           -----                        ----


/s/Thomas F. Eggers                  President                    March 9, 2007
--------------------------------
Thomas F. Eggers                     (Principal Executive
                                     Officer)

/s/Jennifer L. Carnes                Treasurer                    March 9, 2007
--------------------------------
Jennifer L. Carnes                   (Principal Financial and
                                     Accounting Officer)

/s/Eugene H. Vaughan            *    Chairman                     March 9, 2007
---------------------------------
Eugene H. Vaughan


/s/Alan S. Danson               *    Director                     March 9, 2007
---------------------------------
Alan S. Danson


/s/Robert P. Mastrovita         *    Director                     March 9, 2007
---------------------------------
Robert P. Mastrovita


/s/Trygve E. Myhren             *    Director                     March 9, 2007
---------------------------------
Trygve E. Myhren


/s/George W. Phillips           *    Director                     March 9, 2007
---------------------------------
George W. Phillips

/s/Martha A. Solis-Turner       *    Director                     March 9, 2007
---------------------------------
Martha A. Solis-Turner


/s/Kenneth R. Christoffersen                                      March 9, 2007
--------------------------------
By Kenneth R. Christoffersen
Attorney-in-Fact

*Original Powers of Attorney authorizing Kenneth R. Christoffersen, David L. Ray, and Edward F. O'Keefe and each of them, to execute this Registration Statement of the Registrant on behalf of all of the above-named directors of the Registrant are filed herewith as Exhibit 16.

                                  Exhibit Index
                                  -------------

Exhibit         Description
-------         -----------


(11)            Opinion and consent of Edward F. O'Keefe P.C.

(14)            Consent of Independent Registered Public Accounting Firm.

(16)            Powers of Attorney.